UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-02383

ALLIANCEBERNSTEIN BOND FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: October 31, 2012

Date of reporting period: April 30, 2012

ITEM 1.	REPORTS TO STOCKHOLDERS.

SEMI-ANNUAL REPORT

AllianceBernstein Bond Fund

Intermediate Bond Portfolio

April 30, 2012

Semi-Annual Report

Investment Products Offered

• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s website at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

June 8, 2012

Semi-Annual Report

This report provides management’s discussion of fund performance for AllianceBernstein Intermediate Bond Portfolio (the “Fund”) for the semi-annual reporting period ended April 30, 2012.

Investment Objective and Policies

The Fund’s investment objective is to generate income and price appreciation without assuming what AllianceBernstein L.P. (the “Adviser”) considers undue risk.

The Fund invests, under normal circumstances, at least 80% of its net assets in fixed-income securities. The Fund expects to invest in readily marketable fixed income securities with a range of maturities from short- to long-term and relatively attractive yields that do not involve undue risk of loss of capital. The Fund expects to invest in fixed-income securities with a dollar-weighted average maturity of generally between three to ten years and an average duration of three to six years. The Fund may invest up to 25% of its net assets in below investment-grade bonds. The Fund may use leverage for investment purposes.

The Fund may invest without limit in U.S. dollar-denominated foreign fixed-income securities and may invest up to 25% of its assets in non-U.S. dollar-denominated foreign fixed-income securities. These investments may include, in each case, developed and emerging market debt securities. The Fund may invest in mortgage-related and other asset-backed securities, loan participations, inflation-

protected securities, structured securities, variable, floating, and inverse floating rate instruments and preferred stock, and may use other investment techniques. The Fund intends, among other things, to enter into transactions such as reverse repurchase agreements and dollar rolls. The Fund may invest, without limit, in derivatives, such as options, futures, forwards or swaps.

Investment Results

The table on page 6 shows the Fund’s performance compared with its benchmark, the Barclays Capital (“BC”) U.S. Aggregate Bond Index for the six- and 12-month periods ended April 30, 2012.

The Fund’s Class A shares outperformed the benchmark for the six-month period and underperformed for the 12-month period, before sales charges. For the six-month period, sector allocation and yield curve positioning (specifically, an overweight in intermediate maturities where yields declined most) were positive. An underweight in Treasuries and overweight in commercial mortgage-backed securities (“CMBS”) contributed positively, as did exposure to bank loans. Investment-grade corporate security selection was positive, while security selection within the Fund’s asset-backed securities, agency mortgage, government agency and corporate high yield holdings detracted. Currency positioning was flat for the period, as a positive contribution from a long position in the Mexican peso was offset by a negative contribution from a short position in the Euro and the Canadian dollar.

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	1

For the 12-month period, both sector allocation and security selection detracted as markets were impacted by risk aversion earlier in the period. An overweight to investment grade corporates and CMBS—as well as exposure to high yield and an underweight to Treasuries—detracted as investors preferred safety. Security selection within investment grade corporate, CMBS and agency mortgage holdings detracted. Negative corporate security selection was centered within the Fund’s financial and communication holdings. Yield curve positioning, specifically an overweight to the intermediate part of the curve where yields declined most, was a positive contributor. Overall currency detracted for the year.

During both periods, derivatives in the form of Treasury futures and interest rate swaps were utilized in order to manage the overall duration and yield curve positioning of the Fund. As part of the Fund’s credit position, credit default swaps were utilized as a hedge against cash positions, resulting in a slight negative contribution for both periods. Currency forwards were also utilized for hedging back currency on non-U.S. dollar positions, and to manage currency exposure.

Market Review and Investment Strategy

Volatility continued during the six-month period ended April 30, 2012, as global markets remained highly correlated with headlines emanating from Europe’s ongoing debt crisis. After early bouts of investor risk aversion which drove

Treasury yields lower, market sentiment improved in the first quarter of 2012. Global economic data turned more positive and worries over the euro debt crisis eased with positive policy intervention. In the U.S., labor and manufacturing data showed improvement, resulting in more solid consumer confidence numbers. In the euro area, finance ministers agreed to grant Greece a second bailout package worth €130 billion and the European Central Bank’s second long term refinancing operation further increased liquidity in the euro area banking system, reducing investor concerns across the globe, at least in the near term. Investors also agreed to restructure €172 billion worth of Greek bonds.

In April, however, unease about Europe’s sovereign debt woes once again climbed to the forefront. The latest cause for worry centered on Spain, the euro area’s fourth largest economy, which entered its second recession since 2009. Standard & Poor’s cut Spain’s sovereign rating two notches to BBB+, subsequently leading to the downgrade of 11 Spanish banks. In the U.S., better-than-expected first quarter earnings helped mitigate some of the anxiety in the financial markets.

Despite the volatility, non-govern- ment sectors of the U.S. fixed-income market outperformed during the six-month reporting period, as measured by the benchmark, benefiting from the improvement in investor sentiment in the first quarter of 2012. U.S. corporate securities posted positive returns, helped by a rebound in

2	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

financials. Corporate earnings remained strong and corporate balance sheets were solid; the ratio of liquid assets to short-term liabilities, a measure of the ability of businesses to meet their obligations, is the highest it has been in decades. High yield corporates also rebounded strongly, as well as CMBS, benefiting from a stabilization of property fundamentals and investor appetite for yield. Government securities lagged the credit markets, as its safe-haven premium diminished in the first quarter.

As both fundamental and quantitative signals indicated a more positive envi-

ronment in 2012, the U.S. Investment Grade Core Fixed Income Team (the “Team”) selectively added risk to its multi-sector funds across sectors with a focus on corporate debt. The Team is comfortable with the Fund’s current risk positioning, and continues to look for valuation opportunities in the corporate space. Investment-grade corporates continue to appear attractive in the Team’s view, and despite year-to-date spread tightening, spreads remain well above their long-term averages. The Fund is currently underweight Treasuries, with an overweight in CMBS and investment-grade corporates.

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	3

HISTORICAL PERFORMANCE

Benchmark Disclosure

The unmanaged BC U.S. Aggregate Bond Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The BC U.S. Aggregate Bond Index represents the performance of securities within the U.S. investment-grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities, asset-backed securities, and commercial mortgage-backed securities. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Interest Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Below Investment Grade Securities: Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond market generally and less secondary market liquidity.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater if the Fund invests a significant portion of its assets in fixed-income securities with longer maturities.

Foreign (Non-U.S.) Risk: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Emerging Market Risk: Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Prepayment Risk: The value of mortgage-related or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early payments of principal on some mortgage-related securities may occur during periods of falling mortgage interest rates and expose the Fund to a lower rate of return upon reinvestment of

(Historical Performance continued on next page)

4	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

principal. Early payments associated with mortgage-related securities cause these securities to experience significantly greater price and yield volatility than is experienced by traditional fixed-income securities. During periods of rising interest rates, a reduction in prepayments may increase the effective life of mortgage-related securities, subjecting them to greater risk of decline in market value in response to rising interest rates. If the life of a mortgage-related security is inaccurately predicted, the Fund may not be able to realize the rate of return it expected.

Leverage Risk: To the extent the Fund uses leveraging techniques, its net asset value (“NAV”) may be more volatile because leverage tends to exaggerate the effects of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

Derivatives Risk: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Fund’s prospectus.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (3% year 1, 2% year 2, 1% year 3); a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	5

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

THE PORTFOLIO VS. ITS BENCHMARK PERIODS ENDED APRIL 30, 2012	NAV Returns
	6 Months	12 Months
AllianceBernstein Bond Fund Intermediate Bond Portfolio
Class A	2.46%	5.60%

Class B*	2.05%	4.91%

Class C	2.12%	4.88%

Advisor Class†	2.53%	5.92%

Class R†	2.36%	5.39%

Class K†	2.49%	5.65%

Class I†	2.52%	5.92%

BC U.S. Aggregate Bond Index	2.44%	7.54%

*    Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. Please see Note A for additional information.

†     Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

See Benchmark and Historical Performance disclosures on pages 4-5.

(Historical Performance continued on next page)

6	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF APRIL 30, 2012
	NAV Returns	SEC Returns	SEC Yields*

Class A Shares			1.80%
1 Year	5.60%	1.14%
5 Years	5.88%	4.96%
10 Years	5.20%	4.75%

Class B Shares			1.14%
1 Year	4.91%	1.91%
5 Years	5.13%	5.13%
10 Years(a)	4.82%	4.82%

Class C Shares			1.18%
1 Year	4.88%	3.88%
5 Years	5.16%	5.16%
10 Years	4.49%	4.49%

Advisor Class Shares**			2.18%
1 Year	5.92%	5.92%
5 Years	6.20%	6.20%
10 Years	5.52%	5.52%

Class R Shares**			1.56%
1 Year	5.39%	5.39%
5 Years	5.66%	5.66%
Since Inception†	4.84%	4.84%

Class K Shares**			1.86%
1 Year	5.65%	5.65%
5 Years	5.93%	5.93%
Since Inception†	5.34%	5.34%

Class I Shares**			2.18%
1 Year	5.92%	5.92%
5 Years	6.21%	6.21%
Since Inception†	5.60%	5.60%

The Fund’s prospectus fee table shows the Fund’s total annual operating expense ratios as 1.00%, 1.75%, 1.71%, 0.70%, 1.31%, 1.01% and 0.68% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Fund’s annual operating expense ratios (exclusive of interest expense) to 0.85%, 1.55%, 1.55%, 0.55%, 1.05%, 0.80% and 0.55% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. These waivers/reimbursements extend through January 31, 2013 and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights sections since they are based on different time periods.

*	SEC yields are calculated based on SEC guidelines for the 30-day period ended April 30, 2012.

(a)	Assumes conversion of Class B shares into Class A shares after six years.

**	These share classes are offered at NAV to eligible investors and their SEC returns are the same as the NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

†	Inception dates: 11/3/03 for Class R shares; 3/1/05 for Class K and Class I shares.

See Historical Performance disclosures on pages 4-5.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	7

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (MARCH 31, 2012)
SEC Returns

Class A Shares
1 Year	1.41%
5 Years	4.83%
10 Years	4.76%

Class B Shares
1 Year	2.32%
5 Years	5.03%
10 Years(a)	4.84%

Class C Shares
1 Year	4.21%
5 Years	5.03%
10 Years	4.50%

Advisor Class Shares**
1 Year	6.34%
5 Years	6.09%
Since Inception†	5.55%

Class R Shares**
1 Year	5.72%
5 Years	5.54%
Since Inception†	4.76%

Class K Shares**
1 Year	6.08%
5 Years	5.81%
Since Inception†	5.24%

Class I Shares**
1 Year	6.34%
5 Years	6.09%
Since Inception†	5.51%

(a)	Assumes conversion of Class B shares into Class A shares after six years.

**	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

†	Inception dates: 11/3/03 for Class R shares; 3/1/05 for Class K and Class I shares.

See Historical Performance disclosures on pages 4-5.

8	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Historical Performance

FUND EXPENSES

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value November 1, 2011	Ending Account Value April 30, 2012	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,024.60	$4.28	0.85%
Hypothetical**	$1,000	$1,020.64	$4.27	0.85%
Class B
Actual	$1,000	$1,020.50	$7.79	1.55%
Hypothetical**	$1,000	$1,017.16	$7.77	1.55%
Class C
Actual	$1,000	$1,021.20	$7.79	1.55%
Hypothetical**	$1,000	$1,017.16	$7.77	1.55%
Advisor Class
Actual	$1,000	$1,025.30	$2.77	0.55%
Hypothetical**	$1,000	$1,022.13	$2.77	0.55%
Class R
Actual	$1,000	$1,023.60	$5.28	1.05%
Hypothetical**	$1,000	$1,019.64	$5.27	1.05%
Class K
Actual	$1,000	$1,024.90	$4.03	0.80%
Hypothetical**	$1,000	$1,020.89	$4.02	0.80%
Class I
Actual	$1,000	$1,025.20	$2.77	0.55%
Hypothetical**	$1,000	$1,022.13	$2.77	0.55%
*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

**	Assumes 5% return before expenses.

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	9

Fund Expenses

PORTFOLIO SUMMARY

April 30, 2012 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $546.4

*	All data are as of April 30, 2012. The Fund’s security type breakdown is expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

10	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Portfolio Summary

PORTFOLIO OF INVESTMENTS

April 30, 2012 (unaudited)

		Principal Amount (000)	U.S. $ Value

CORPORATES - INVESTMENT GRADES – 25.8%
Industrial – 11.7%
Basic – 1.5%
Alcoa, Inc. 5.40%, 4/15/21	U.S.$	795	$835,552
AngloGold Ashanti Holdings PLC 5.375%, 4/15/20		855	876,375
ArcelorMittal 6.125%, 6/01/18		852	897,970
ArcelorMittal USA LLC 6.50%, 4/15/14		150	160,570
Dow Chemical Co. (The) 4.125%, 11/15/21		360	375,244
5.25%, 11/15/41		350	365,578
7.60%, 5/15/14		462	520,696
8.55%, 5/15/19		490	649,743
International Paper Co. 4.75%, 2/15/22		235	250,870
7.95%, 6/15/18		830	1,039,483
Packaging Corp. of America 5.75%, 8/01/13		870	911,943
PPG Industries, Inc. 5.75%, 3/15/13		578	603,213
Teck Resources Ltd. 4.75%, 1/15/22		571	613,917

			8,101,154

Capital Goods – 0.5%
Holcim US Finance Sarl & Cie SCS 6.00%, 12/30/19(a)		132	140,260
Owens Corning 6.50%, 12/01/16		955	1,068,285
Republic Services, Inc. 5.25%, 11/15/21		508	591,391
5.50%, 9/15/19		753	886,090

			2,686,026

Communications - Media – 2.6%
CBS Corp. 3.375%, 3/01/22		862	848,493
5.75%, 4/15/20		710	824,692
8.875%, 5/15/19		530	706,432
Comcast Cable Communications Holdings, Inc. 9.455%, 11/15/22		1,439	2,101,305
DirecTV Holdings LLC/DirecTV Financing Co., Inc. 3.80%, 3/15/22(a)		715	713,656
4.60%, 2/15/21		565	604,339
4.75%, 10/01/14		525	568,739

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	11

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Interpublic Group of Cos., Inc. (The) 4.00%, 3/15/22	U.S.$	132	$131,939
News America, Inc. 6.15%, 3/01/37-2/15/41		893	1,005,555
6.55%, 3/15/33		142	157,739
9.25%, 2/01/13		310	328,279
Omnicom Group, Inc. 3.625%, 5/01/22		460	460,376
Reed Elsevier Capital, Inc. 8.625%, 1/15/19		1,193	1,533,417
Time Warner Cable, Inc. 5.00%, 2/01/20		740	825,050
7.50%, 4/01/14		1,055	1,180,573
Time Warner Entertainment Co. LP 8.375%, 3/15/23		325	439,831
Virgin Media Secured Finance PLC 5.25%, 1/15/21		352	391,005
WPP Finance UK 8.00%, 9/15/14		1,185	1,360,647

			14,182,067

Communications - Telecommunications – 1.2%
American Tower Corp. 5.05%, 9/01/20		1,185	1,253,819
AT&T, Inc. 4.45%, 5/15/21		646	724,794
5.35%, 9/01/40		233	254,668
British Telecommunications PLC 5.95%, 1/15/18		193	225,357
Deutsche Telekom International Finance BV 4.875%, 3/06/42(a)		1,170	1,102,638
Telecom Italia Capital SA 6.175%, 6/18/14		1,150	1,187,145
6.375%, 11/15/33		110	95,288
7.175%, 6/18/19		515	539,463
Telefonica Emisiones SAU 5.462%, 2/16/21		520	488,714
United States Cellular Corp. 6.70%, 12/15/33		775	771,508

			6,643,394

Consumer Cyclical - Automotive – 0.2%
Harley-Davidson Funding Corp. 5.75%, 12/15/14(a)		1,010	1,099,259

Consumer Cyclical - Entertainment – 0.7%
Time Warner, Inc. 4.70%, 1/15/21		600	665,205
7.625%, 4/15/31		1,285	1,665,217

12	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Viacom, Inc. 5.625%, 9/15/19	U.S.$	1,230	$1,447,715

			3,778,137

Consumer Cyclical - Other – 0.3%
Marriott International, Inc./DE Series J 5.625%, 2/15/13		1,370	1,418,612

Consumer Cyclical - Retailers – 0.1%
CVS Caremark Corp. 6.60%, 3/15/19		605	751,316

Consumer Non-Cyclical – 0.7%
Ahold Finance USA LLC 6.875%, 5/01/29		1,275	1,621,627
Bunge Ltd. Finance Corp. 5.10%, 7/15/15		130	140,004
5.875%, 5/15/13		965	1,004,575
Cadbury Schweppes US Finance LLC 5.125%, 10/01/13(a)		310	327,366
Delhaize Group SA 5.875%, 2/01/14		335	357,062
Whirlpool Corp. 8.60%, 5/01/14		155	174,052

			3,624,686

Energy – 2.4%
Anadarko Petroleum Corp. 5.95%, 9/15/16		1,106	1,278,695
6.45%, 9/15/36		401	475,434
Encana Corp. 3.90%, 11/15/21		1,625	1,600,176
Marathon Petroleum Corp. 3.50%, 3/01/16		180	188,805
5.125%, 3/01/21		889	986,093
Nabors Industries, Inc. 9.25%, 1/15/19		1,013	1,320,334
Noble Energy, Inc. 8.25%, 3/01/19		1,232	1,577,249
Noble Holding International Ltd. 4.90%, 8/01/20		108	117,893
Phillips 66 4.30%, 4/01/22(a)		1,375	1,428,656
Reliance Holdings USA, Inc. 5.40%, 2/14/22(a)		1,375	1,375,889
Southwestern Energy Co. 4.10%, 3/15/22(a)		375	374,225
Valero Energy Corp. 6.125%, 2/01/20		770	895,532

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	13

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Weatherford International Ltd./Bermuda 5.125%, 9/15/20	U.S.$	630	$675,085
6.00%, 3/15/18		91	104,207
9.625%, 3/01/19		605	800,342

			13,198,615

Other Industrial – 0.2%
Noble Group Ltd. 6.75%, 1/29/20(a)		1,099	1,077,020

Technology – 0.5%
Agilent Technologies, Inc. 5.00%, 7/15/20		217	245,887
Hewlett-Packard Co. 4.65%, 12/09/21		616	650,909
Intel Corp. 4.80%, 10/01/41		490	535,945
Motorola Solutions, Inc. 7.50%, 5/15/25		30	36,488
Xerox Corp. 8.25%, 5/15/14		1,250	1,410,894

			2,880,123

Transportation - Airlines – 0.2%
Southwest Airlines Co. 5.25%, 10/01/14		730	784,453
5.75%, 12/15/16		490	545,191

			1,329,644

Transportation - Services – 0.6%
Asciano Finance Ltd. 3.125%, 9/23/15(a)		1,490	1,488,400
Con-way, Inc. 6.70%, 5/01/34		871	852,486
Ryder System, Inc. 5.85%, 11/01/16		383	438,785
7.20%, 9/01/15		369	425,589

			3,205,260

			63,975,313

Financial Institutions – 10.5%
Banking – 6.6%
Bank of America Corp. 5.70%, 1/24/22		405	425,157
5.875%, 2/07/42		1,012	1,000,111
7.375%, 5/15/14		1,050	1,137,951
7.625%, 6/01/19		1,305	1,504,082
Series L 5.65%, 5/01/18		390	412,475
Barclays Bank PLC 5.125%, 1/08/20		970	1,021,490

14	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Bear Stearns Cos. LLC (The) 5.55%, 1/22/17	U.S.$	315	$349,195
5.70%, 11/15/14		1,655	1,822,272
Citigroup, Inc. 4.50%, 1/14/22		925	941,258
6.50%, 8/19/13		1,015	1,070,195
8.50%, 5/22/19		1,495	1,857,506
Compass Bank 5.50%, 4/01/20		1,339	1,283,826
Countrywide Financial Corp. 6.25%, 5/15/16		62	64,292
DNB Bank ASA 3.20%, 4/03/17(a)		1,365	1,379,397
Fifth Third Bancorp 3.50%, 3/15/22		525	525,632
Goldman Sachs Group, Inc. (The) 5.25%, 7/27/21		376	380,496
5.75%, 1/24/22		1,250	1,305,242
6.00%, 6/15/20		1,430	1,529,767
7.50%, 2/15/19		990	1,145,272
HSBC Holdings PLC 4.00%, 3/30/22		1,430	1,452,800
5.10%, 4/05/21		839	923,858
JPMorgan Chase & Co. 4.40%, 7/22/20		1,165	1,233,726
4.50%, 1/24/22		1,375	1,464,668
Macquarie Bank Ltd. 5.00%, 2/22/17(a)		282	286,745
Macquarie Group Ltd. 4.875%, 8/10/17(a)		1,193	1,202,829
Morgan Stanley 5.50%, 7/24/20-7/28/21		1,888	1,851,692
6.625%, 4/01/18		995	1,040,018
National Capital Trust II 5.486%, 3/23/15(a)		372	349,580
Nationwide Building Society 6.25%, 2/25/20(a)		1,415	1,503,711
Royal Bank of Scotland PLC (The) 6.125%, 1/11/21		1,140	1,236,500
Santander US Debt SA Unipersonal 2.991%, 10/07/13(a)		1,500	1,468,884
Societe Generale SA 2.50%, 1/15/14(a)		695	683,209
SouthTrust Corp. 5.80%, 6/15/14		1,470	1,584,786
UFJ Finance Aruba AEC 6.75%, 7/15/13		172	183,096

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	15

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Unicredit Luxembourg Finance SA 6.00%, 10/31/17(a)	U.S.$	563	$475,501

			36,097,219

Finance – 0.5%
General Electric Capital Corp. 4.65%, 10/17/21		544	591,472
Pontis II Ltd. 5.31, 5/11/12(a)(b)		431	450,395
SLM Corp. 7.25%, 1/25/22		825	833,250
Series A 5.375%, 1/15/13-5/15/14		885	913,370

			2,788,487

Insurance – 2.4%
Allied World Assurance Co., Ltd. 7.50%, 8/01/16		650	750,814
Allstate Corp. (The) 6.125%, 5/15/37		905	886,900
American International Group, Inc. 6.40%, 12/15/20		680	781,088
Coventry Health Care, Inc. 5.95%, 3/15/17		295	337,555
6.125%, 1/15/15		115	124,940
6.30%, 8/15/14		900	985,669
Genworth Financial, Inc. 6.515%, 5/22/18		659	656,824
Guardian Life Insurance Co. of America 7.375%, 9/30/39(a)		542	685,972
Hartford Financial Services Group, Inc. 4.00%, 3/30/15		280	290,445
5.125%, 4/15/22		435	439,366
5.50%, 3/30/20		726	759,810
Humana, Inc. 6.45%, 6/01/16		130	148,642
7.20%, 6/15/18		825	996,219
Lincoln National Corp. 8.75%, 7/01/19		361	461,773
Markel Corp. 7.125%, 9/30/19		684	790,656
Massachusetts Mutual Life Insurance Co. 8.875%, 6/01/39(a)		300	435,600
Metlife Capital Trust IV 7.875%, 12/15/37(a)		590	656,375
MetLife, Inc. 7.717%, 2/15/19		358	454,251
Nationwide Mutual Insurance Co. 9.375%, 8/15/39(a)		1,190	1,521,370

16	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

XL Group PLC 5.25%, 9/15/14	U.S.$	824	$873,546

			13,037,815

Other Finance – 0.3%
Aviation Capital Group Corp. 7.125%, 10/15/20(a)		552	564,336
ORIX Corp. 4.71%, 4/27/15		1,085	1,140,118

			1,704,454

REITS – 0.7%
HCP, Inc. 5.375%, 2/01/21		1,410	1,553,424
Health Care REIT, Inc. 5.25%, 1/15/22		1,410	1,492,854
Healthcare Realty Trust, Inc. 5.125%, 4/01/14		845	880,185

			3,926,463

			57,554,438

Utility – 3.1%
Electric – 1.3%
Allegheny Energy Supply Co. LLC 5.75%, 10/15/19(a)		870	958,694
Constellation Energy Group, Inc. 5.15%, 12/01/20		610	676,140
FirstEnergy Corp. Series C 7.375%, 11/15/31		279	350,525
MidAmerican Energy Holdings Co. 6.125%, 4/01/36		1,115	1,358,330
Nisource Finance Corp. 6.80%, 1/15/19		1,465	1,751,897
Pacific Gas & Electric Co. 4.50%, 12/15/41		530	542,336
SPI Electricity & Gas Australia Holdings Pty Ltd. 6.15%, 11/15/13(a)		283	297,295
TECO Finance, Inc. 4.00%, 3/15/16		310	331,627
5.15%, 3/15/20		380	430,736
Union Electric Co. 6.70%, 2/01/19		140	174,360
Wisconsin Energy Corp. 6.25%, 5/15/67		140	144,557

			7,016,497

Natural Gas – 1.8%
DCP Midstream LLC 5.35%, 3/15/20(a)		396	441,799

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	17

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Energy Transfer Partners LP 6.70%, 7/01/18	U.S.$	411	$475,873
7.50%, 7/01/38		909	1,037,722
Enterprise Products Operating LLC 5.20%, 9/01/20		235	268,834
EQT Corp. 8.125%, 6/01/19		689	824,379
Kinder Morgan Energy Partners LP 3.95%, 9/01/22		1,460	1,470,289
4.15%, 3/01/22		339	346,823
ONEOK, Inc. 4.25%, 2/01/22		1,345	1,397,725
Talent Yield Investments Ltd. 4.50%, 4/25/22(a)		1,365	1,352,546
TransCanada PipeLines Ltd. 6.35%, 5/15/67		1,670	1,743,300
Williams Partners LP 5.25%, 3/15/20		733	823,461

			10,182,751

			17,199,248

Non Corporate Sectors – 0.5%
Agencies - Not Government Guaranteed – 0.5%
Abu Dhabi National Energy Co. 4.125%, 3/13/17(a)		231	237,308
Gazprom OAO Via Gaz Capital SA 6.212%, 11/22/16(a)		977	1,067,373
Petrobras International Finance Co. - Pifco 5.375%, 1/27/21		1,045	1,144,724

			2,449,405

Total Corporates - Investment Grades (cost $131,523,541)			141,178,404

MORTGAGE PASS-THROUGHS – 24.2%
Agency Fixed Rate 30-Year – 19.5%
Federal Home Loan Mortgage Corp. Gold 4.50%, 12/01/39		13,147	14,027,288
5.50%, 4/01/38		2,641	2,872,407
Series 2005 5.50%, 1/01/35		1,205	1,321,696
Series 2007 5.50%, 7/01/35		167	184,005
Federal National Mortgage Association 3.50%, 12/01/41		7,730	8,034,530
4.00%, 1/01/41-12/01/41		19,330	20,464,686
4.50%, TBA		7,740	8,286,637
5.50%, 1/01/35-6/01/38		10,477	11,475,856
6.00%, 2/01/38-2/01/40		9,347	10,320,919

18	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Series 2003 5.00%, 11/01/33	U.S.$	169	$183,818
5.50%, 4/01/33-7/01/33		1,312	1,443,578
Series 2004 5.50%, 4/01/34-11/01/34		739	812,824
6.00%, 9/01/34		277	309,769
Series 2005 4.50%, 8/01/35		526	562,758
5.50%, 2/01/35		548	602,770
Series 2006 5.00%, 2/01/36		478	519,581
5.50%, 4/01/36		1,317	1,444,941
6.00%, 2/01/36		1,853	2,072,244
Series 2007 4.50%, 9/01/35		431	462,095
5.00%, 11/01/35-7/01/36		5,781	6,280,184
5.50%, 8/01/37		4,680	5,143,835
Series 2008 6.00%, 3/01/37-5/01/38		7,840	8,699,331
Series 2010 6.00%, 4/01/40		852	941,094
Government National Mortgage Association Series 1999 8.15%, 9/15/20		151	170,171

			106,637,017

Agency Fixed Rate 15-Year – 3.3%
Federal National Mortgage Association 3.00%, TBA		5,310	5,540,653
4.50%, TBA		3,459	3,714,101
4.50%, 3/01/25-6/01/26		7,712	8,281,622
Government National Mortgage Association Series 2001 7.50%, 12/15/14		280	288,948

			17,825,324

Agency ARMs – 1.4%
Federal Home Loan Mortgage Corp. 4.122%, 5/01/38(c)		1,189	1,244,414
5.159%, 11/01/35(d)		2,317	2,443,429
Series 2006 2.372%, 3/01/34(c)		405	426,504
3.001%, 1/01/37(d)		116	123,986
Series 2007 3.305%, 3/01/37(d)		1,264	1,350,390
Federal National Mortgage Association Series 2007 2.339%, 3/01/34(c)		1,346	1,417,636

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	19

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

3.07%, 8/01/37(c)	U.S.$	531	$563,518

			7,569,877

Total Mortgage Pass-Throughs (cost $127,220,997)			132,032,218

GOVERNMENTS - TREASURIES – 20.8%
United States – 20.8%
U.S. Treasury Bonds 3.125%, 2/15/42		1,120	1,123,149
4.50%, 2/15/36		7,864	9,991,941
4.625%, 2/15/40		9,825	12,798,595
5.375%, 2/15/31		4,140	5,781,767
U.S. Treasury Notes 0.875%, 11/30/16-1/31/17		14,770	14,864,401
1.00%, 8/31/16		34,080	34,559,233
1.50%, 6/30/16		10,090	10,444,724
2.00%, 11/15/21		17,845	18,040,189
2.625%, 4/30/16-11/15/20		5,408	5,835,557

Total Governments - Treasuries (cost $107,373,687)			113,439,556

AGENCIES – 10.2%
Agency Debentures – 10.2%
Federal Farm Credit Bank 0.269%, 9/29/14(d)		13,510	13,516,958
0.27%, 9/20/12(d)		9,500	9,504,588
Federal Home Loan Mortgage Corp. 2.375%, 1/13/22		6,359	6,397,389
5.50%, 7/18/16		2,140	2,550,535
Federal National Mortgage Association 0.27%, 10/18/12(d)		1,500	1,500,780
6.25%, 5/15/29		8,610	11,968,968
Residual Funding Corp. Principal Strip Zero Coupon, 7/15/20		12,340	10,427,707

Total Agencies (cost $53,205,012)			55,866,925

ASSET-BACKED SECURITIES – 7.6%
Autos - Fixed Rate – 3.7%
Ally Auto Receivables Trust Series 2011-5, Class A2 0.80%, 6/16/14		1,862	1,863,538
Series 2012-1, Class A2 0.71%, 9/15/14		1,533	1,533,732

20	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

AmeriCredit Automobile Receivables Trust Series 2011-5, Class A2 1.19%, 8/08/15	U.S.$	658	$660,169
Bank of America Auto Trust Series 2012-1, Class A4 1.03%, 12/15/16		930	929,717
CarMax Auto Owner Trust Series 2011-3, Class A3 1.07%, 6/15/16		663	664,245
Series 2012-1, Class A3 0.89%, 9/15/16		715	715,229
Exeter Automobile Receivables Trust Series 2012-1A, Class A 2.02%, 8/15/16(a)		1,032	1,031,749
Ford Auto Securitization Trust Series 2011-R3A, Class A2 1.96%, 7/15/15(a)	CAD	1,914	1,938,045
Ford Credit Auto Lease Trust Series 2011-B, Class A2 0.82%, 1/15/14	U.S.$	1,862	1,864,230
Ford Credit Auto Owner Trust Series 2012-B, Class A4 1.00%, 9/15/17		895	894,956
Mercedes-Benz Auto Lease Trust Series 2011-B, Class A2 0.90%, 1/15/14(a)		1,882	1,884,525
Series 2012-A, Class A2 0.66%, 4/15/14		1,698	1,697,973
Nissan Auto Lease Trust Series 2012-A, Class A2A 0.68%, 7/15/14		1,235	1,235,348
Porsche Innovative Lease Owner Trust Series 2011-1, Class A3 1.09%, 9/22/14(a)		1,725	1,727,854
Volkswagen Auto Lease Trust Series 2011-A, Class A2 1.00%, 2/20/14		1,393	1,396,655

			20,037,965

Credit Cards - Floating Rate – 1.5%
American Express Credit Account Master Trust Series 2011-1, Class A 0.41%, 4/17/17(d)		2,720	2,722,602
Citibank Omni Master Trust Series 2009-A8, Class A8 2.34%, 5/16/16(a)(d)		2,405	2,406,203

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	21

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Gracechurch Card Funding PLC Series 2012-1A, Class A2 1.50%, 2/15/17(a)(d)	EUR	1,235	$1,634,768
Penarth Master Issuer PLC Series 2012-1A, Class A1 0.81%, 3/18/14(a)(d)	U.S.$	1,571	1,572,336

			8,335,909

Other ABS - Fixed Rate – 0.8%
CIT Equipment Collateral Series 2012-VT1, Class A3 1.10%, 8/22/16(a)		773	772,991
CNH Equipment Trust Series 2010-C, Class A3 1.17%, 5/15/15		956	959,667
Series 2012-A, Class A3 0.94%, 5/15/17		1,061	1,064,405
GE Equipment Midticket LLC Series 2011-1, Class A3 1.00%, 8/24/15		567	567,553
GE Equipment Small Ticket LLC Series 2011-2A, Class A2 1.14%, 6/23/14(a)		843	844,899

			4,209,515

Autos - Floating Rate – 0.6%
Ford Credit Floorplan Master Owner Trust Series 2012-1, Class A 0.71%, 1/15/16(d)		2,640	2,647,717
Navistar Financial Dealer Note Master Trust Series 2011-1, Class A 1.389%, 10/25/16(a)(d)		704	710,033

			3,357,750

Other ABS - Floating Rate – 0.5%
GE Dealer Floorplan Master Note Trust Series 2012-1, Class A 0.81%, 2/20/17(d)		2,862	2,871,742

Home Equity Loans - Floating Rate – 0.3%
HSBC Home Equity Loan Trust Series 2005-3, Class A1 0.50%, 1/20/35(d)		113	103,760
Series 2007-1, Class M1 0.62%, 3/20/36(d)		1,250	907,261
Series 2007-2, Class M1 0.55%, 7/20/36(d)		600	349,228

			1,360,249

22	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Credit Cards - Fixed Rate – 0.1%
Discover Card Master Trust Series 2012-A1, Class A 1 0.81%, 8/15/17	U.S.$	791	$791,963

Home Equity Loans - Fixed Rate – 0.1%
Asset Backed Funding Certificates Series 2003-WF1, Class A2 1.364%, 12/25/32		88	77,845
Citifinancial Mortgage Securities, Inc. Series 2003-1, Class AFPT 3.36%, 1/25/33		84	76,047
Credit-Based Asset Servicing and Securitization LLC Series 2003-CB1, Class AF 3.95%, 1/25/33		188	170,228
Nationstar NIM Trust Series 2007-A, Class A 9.79%, 3/25/37(e)(f)		18	– 0	–

			324,120

Total Asset-Backed Securities (cost $41,897,975)			41,289,213

COMMERCIAL MORTGAGE-BACKED SECURITIES – 5.7%
Non-Agency Fixed Rate CMBS – 5.2%
Commercial Mortgage Pass Through Certificates Series 2006-C8, Class A4 5.306%, 12/10/46		2,130	2,390,156
Credit Suisse Mortgage Capital Certificates Series 2006-C3, Class A3 6.008%, 6/15/38		2,850	3,241,296
Greenwich Capital Commercial Funding Corp. Series 2005-GG5, Class AJ 5.417%, 4/10/37		775	537,695
Series 2007-GG9, Class A4 5.444%, 3/10/39		2,495	2,760,949
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2006-CB14, Class A4 5.481%, 12/12/44		1,455	1,608,207
Series 2006-CB15, Class A4 5.814%, 6/12/43		2,335	2,625,925
Series 2006-CB16, Class A4 5.552%, 5/12/45		1,810	2,037,367

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	23

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Series 2007-CB19, Class A4 5.925%, 2/12/49	U.S.$	2,300	$2,621,516
Series 2007-LD11, Class A4 6.003%, 6/15/49		2,485	2,748,532
Series 2010-C2, Class A1 2.749%, 11/15/43(a)		1,128	1,164,570
Merrill Lynch Mortgage Trust Series 2005-CIP1, Class A2 4.96%, 7/12/38		1,672	1,695,738
Merrill Lynch/Countrywide Commercial Mortgage Trust Series 2006-2, Class A4 6.095%, 6/12/46		220	249,872
Series 2006-4, Class AM 5.204%, 12/12/49		940	917,331
Series 2007-9, Class A4 5.70%, 9/12/49		2,940	3,226,656
Prudential Securities Secured Financing Corp. Series 1999-NRF1, Class AEC 1.326%, 11/01/31(a)(g)(h)		8,759	198,504

			28,024,314

Non-Agency Floating Rate CMBS – 0.5%
CW Capital Cobalt Ltd. Series 2007-C3, Class A4 6.01%, 5/15/46		2,505	2,756,103

Agency CMBS – 0.0%
Government National Mortgage Association Series 2006-39 0.173%, 7/16/46(c)(h)		8,740	94,905

Total Commercial Mortgage-Backed Securities (cost $29,513,697)			30,875,322

CORPORATES - NON-INVESTMENT GRADES – 1.1%
Industrial – 0.7%
Basic – 0.1%
LyondellBasell Industries NV 5.75%, 4/15/24(a)		766	783,073

Capital Goods – 0.3%
Ball Corp. 5.00%, 3/15/22		820	834,350
BE Aerospace, Inc. 5.25%, 4/01/22		825	841,500

			1,675,850

24	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Consumer Cyclical - Other – 0.2%
Host Hotels & Resorts LP 5.25%, 3/15/22(a)	U.S.$	545	$541,593
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. 5.375%, 3/15/22(a)		825	816,750

			1,358,343

Energy – 0.1%
Cimarex Energy Co. 5.875%, 5/01/22		395	408,825

			4,226,091

Financial Institutions – 0.3%
Banking – 0.2%
ABN Amro Bank NV 4.31%, 3/10/16	EUR	340	329,893
LBG Capital No.1 PLC 8.00%, 6/15/20(a)	U.S.$	635	527,050

			856,943

Brokerage – 0.1%
Lehman Brothers Holdings, Inc. 1.00%, 9/26/14-12/31/49(i)		2,690	660,300

			1,517,243

Utility – 0.1%
Electric – 0.1%
CMS Energy Corp. 5.05%, 3/15/22		440	447,877

Total Corporates - Non-Investment Grades (cost $5,573,118)			6,191,211

QUASI-SOVEREIGNS – 1.1%
Quasi-Sovereign Bonds – 1.1%
Indonesia – 0.2%
Perusahaan Listrik Negara PT 5.50%, 11/22/21(a)		839	866,268

Kazakhstan – 0.2%
KazMunayGas National Co. 7.00%, 5/05/20(a)		790	905,538

Malaysia – 0.3%
Petronas Capital Ltd. 5.25%, 8/12/19(a)		1,385	1,574,163

South Korea – 0.2%
Korea National Oil Corp. 3.125%, 4/03/17(a)		1,365	1,373,905

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	25

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

United Arab Emirates – 0.2%
IPIC GMTN Ltd. 3.75%, 3/01/17(a)	U.S.$	1,365	$1,387,181

Total Quasi-Sovereigns (cost $5,727,154)			6,107,055

COLLATERALIZED MORTGAGE OBLIGATIONS – 0.8%
Non-Agency Fixed Rate – 0.6%
Citigroup Mortgage Loan Trust, Inc. Series 2005-2, Class 1A4 3.643%, 5/25/35		1,244	1,039,287
JP Morgan Alternative Loan Trust Series 2006-A3, Class 2A1 2.838%, 7/25/36		1,436	737,416
Structured Asset Securities Corp. Series 2002-3, Class B3 6.50%, 3/25/32		1,348	1,260,658
Series 2003-6A, Class B3 2.903%, 3/25/33(g)		766	55,301

			3,092,662

Non-Agency Floating Rate – 0.2%
Countrywide Alternative Loan Trust Series 2005-62, Class 2A1 1.158%, 12/25/35(d)		109	61,178
WaMu Mortgage Pass Through Certificates Series 2007-OA1, Class A1A 0.859%, 2/25/47(d)		1,651	875,802

			936,980

Agency Fixed Rate – 0.0%
Fannie Mae Grantor Trust Series 2004-T5, Class AB4 0.732%, 5/28/35		65	46,629

Total Collateralized Mortgage Obligations (cost $6,635,439)			4,076,271

GOVERNMENTS - SOVEREIGN AGENCIES – 0.5%
United Kingdom – 0.5%
Royal Bank of Scotland PLC (The) 2.625%, 5/11/12(a) (cost $2,779,998)		2,780	2,780,000

26	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

GOVERNMENTS - SOVEREIGN BONDS – 0.5%
Indonesia – 0.3%
Republic of Indonesia 5.25%, 1/17/42(a)	U.S.$	1,370	$1,400,825

Qatar – 0.2%
State of Qatar 4.50%, 1/20/22(a)		1,108	1,168,940

Total Governments - Sovereign Bonds (cost $2,441,477)			2,569,765

LOCAL GOVERNMENTS - MUNICIPAL BONDS – 0.3%
United States – 0.3%
California GO 7.625%, 3/01/40 (cost $1,383,035)		1,355	1,782,774

BANK LOANS – 0.1%
Industrial – 0.1%
Technology – 0.1%
Lawson Software, Inc. (fka SoftBrands, Inc.) 6.25%, 4/05/18(d) (cost $717,817)		725	734,063

		Shares
PREFERRED STOCKS – 0.1%
Financial Institutions – 0.1%
Finance – 0.1%
Citigroup Capital XII 8.50%(i) (cost $575,000)		23,000	592,940

SHORT-TERM INVESTMENTS – 3.6%
Investment Companies – 3.6%
AllianceBernstein Fixed-Income Shares, Inc. - Government STIF Portfolio, 0.12%(j) (cost $19,801,611)		19,801,611	19,801,611

Total Investments – 102.4% (cost $536,369,558)			559,317,328
Other assets less liabilities – (2.4)%			(12,883,657)

Net Assets – 100.0%			$546,433,671

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	27

Portfolio of Investments

FUTURES CONTRACTS (see Note D)

Type	Number of Contracts	Expiration Month	Original Value	Value at April 30, 2012	Unrealized Appreciation/ (Depreciation)
Sold Contracts
U.S. T-Note 2 Yr Futures	24	June 2012	$5,285,578	$5,293,125	$(7,547)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty & Description	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at April 30, 2012	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Barclays Bank PLC Wholesale: Indian Rupee settling 6/15/12(1)	135,581	$2,547,070	$2,550,920	$3,850
Citibank NA: New Zealand Dollar settling 5/31/12	3,330	2,731,568	2,718,137	(13,431)
Credit Suisse London Branch (GFX): South African Rand settling 5/14/12	21,359	2,742,677	2,743,318	641
Deutsche Bank AG London: Canadian Dollar settling 5/15/12	5,639	5,728,283	5,706,234	(22,049)
Goldman Sachs International Mexican Peso settling 5/15/12(2)	36,466	2,794,578	2,796,299	1,721
New Zealand Dollar settling 5/31/12	3,309	2,716,863	2,701,034	(15,829)
Royal Bank of Scotland PLC:
Mexican Peso settling 6/14/12	35,224	2,672,943	2,693,449	20,506
UBS AG:
Euro settling 5/14/12(3)	2,075	2,723,927	2,746,869	22,942
Norwegian Krone settling 5/23/12	30,564	5,346,718	5,336,528	(10,190)

Sale Contracts
Barclays Bank PLC Wholesale:
Canadian Dollar settling 5/15/12	4,753	4,762,276	4,809,942	(47,666)
Citibank NA:
Japanese Yen settling 5/11/12	210,039	2,521,729	2,630,943	(109,214)
Goldman Sachs International
Canadian Dollar settling 5/15/12(2)	2,773	2,794,578	2,806,153	(11,575)
Morgan Stanley and Co., Inc.:
Euro settling 5/10/12	10,505	14,013,093	13,905,788	107,305
UBS AG:
South African Rand settling 5/14/12(3)	21,359	2,723,927	2,743,319	(19,392)

				$(92,381)

(1)	Contract represents non-deliverable forward where payment is received from or paid to a counterparty based on the net realized gain/loss on settlement date.

(2)	Represents a cross-currency of Mexican Peso and Canadian Dollar.

(3)	Represents a cross-currency of Euro and South African Rand.

28	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Portfolio of Investments

INTEREST RATE SWAP TRANSACTIONS (see Note D)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Portfolio	Payments received by the Portfolio	Unrealized Appreciation/ (Depreciation)
Bank of America, N.A.	CAD 6,090	4/24/22	3 Month CDOR	2.55%	$(4,490)
JPMorgan Chase Bank, N.A.	$ 5,590	1/30/17	1.059%	3 Month LIBOR	(7,435)
JPMorgan Chase Bank, N.A.	6,230	2/7/22	2.043%	3 Month LIBOR	(38,519)
JPMorgan Chase Bank, N.A.	4,730	4/26/22	2.081%	3 Month LIBOR	(19,684)

					$(70,128)

CROSS CURRENCY SWAPS (see Note D)

Counterparty	Expiration Date	Pay Currency	Pay Rate	Receive Currency	Receive Rate	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	2/15/15	EUR	1 Month EURIBOR	USD	1 Month LIBOR	$9,162

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2012, the aggregate market value of these securities amounted to $55,158,051 or 10.1% of net assets.

(b)	Indicates a security that has a zero coupon that remains in effect until a predetermined date at which time the stated coupon rate becomes effective until final maturity.

(c)	Variable rate coupon, rate shown as of April 30, 2012.

(d)	Floating Rate Security. Stated interest rate was in effect at April 30, 2012.

(e)	Fair valued.

(f)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security, which represents 0.00% of net assets as of April 30, 2012, is considered illiquid and restricted.

Restricted Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Nationstar NIM Trust Series 2007-A, Class A 9.79%, 3/25/37	4/04/07	$17,607	$0	0.00%

(g)	Illiquid security.

(h)	IO – Interest Only

(i)	Non-income producing security.

(j)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	29

Portfolio of Investments

Currency Abbreviations:

CAD – Canadian Dollar

EUR – Euro

Glossary:

ABS – Asset-Backed Securities

ARMs – Adjustable Rate Mortgages

CDOR – Canadian Dealer Offered Rate

CMBS – Commercial Mortgage-Backed Securities

EURIBOR – Euro Interbank Offered Rate

GO – General Obligation

LIBOR – London Interbank Offered Rates

REIT – Real Estate Investment Trust

TBA – To Be Announced

See notes to financial statements.

30	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

April 30, 2012 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $516,567,947)	$539,515,717
Affiliated issuers (cost $19,801,611)	19,801,611
Cash	6,600	(a)
Receivable for investment securities sold	7,544,503
Interest and dividends receivable	3,757,700
Receivable for capital stock sold	813,476
Unrealized appreciation of forward currency exchange contracts	156,965
Unrealized appreciation on cross currency swap contracts	9,162

Total assets	571,605,734

Liabilities
Payable for investment securities purchased	23,183,015
Payable for capital stock redeemed	798,205
Dividends payable	297,865
Unrealized depreciation of forward currency exchange contracts	249,346
Distribution fee payable	146,858
Advisory fee payable	142,396
Transfer Agent fee payable	93,396
Unrealized depreciation on interest rate swap contracts	70,128
Administrative fee payable	21,171
Premium received on cross currency swap contracts	988
Payable for variation margin on futures contracts	375
Accrued expenses	168,320

Total liabilities	25,172,063

Net Assets	$546,433,671

Composition of Net Assets
Capital stock, at par	$49,108
Additional paid-in capital	584,014,065
Undistributed net investment income	1,753,270
Accumulated net realized loss on investment and foreign currency transactions	(62,169,666)
Net unrealized appreciation on investments and foreign currency denominated assets and liabilities	22,786,894

	$546,433,671

Net Asset Value Per Share—21 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$376,120,228	33,797,678	$11.13	*

B	$9,942,512	893,051	$11.13

C	$61,409,081	5,528,553	$11.11

Advisor	$93,256,208	8,376,142	$11.13

R	$1,415,961	127,216	$11.13

K	$3,518,912	315,975	$11.14

I	$770,769	69,167	$11.14

*	The maximum offering price per share for Class A shares was $11.62 which reflects a sales charge of 4.25%.
(a)	An amount of $6,600 has been segregated to collateralize margin requirements for open futures contracts outstanding at April 30, 2012.

See notes to financial statements.

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	31

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Six Months Ended April 30, 2012 (unaudited)

Investment Income
Interest	$8,493,918
Dividends
Unaffiliated issuers	24,438
Affiliated issuers	15,571	$8,533,927

Expenses
Advisory fee (see Note B)	1,223,315
Distribution fee—Class A	562,887
Distribution fee—Class B	53,184
Distribution fee—Class C	309,672
Distribution fee—Class R	3,084
Distribution fee—Class K	3,741
Transfer agency—Class A	280,714
Transfer agency—Class B	10,833
Transfer agency—Class C	49,922
Transfer agency—Advisor Class	67,965
Transfer agency—Class R	1,603
Transfer agency—Class K	2,871
Transfer agency—Class I	442
Custodian	98,122
Registration fees	39,870
Administrative	31,728
Audit	28,128
Printing	16,770
Legal	15,652
Directors’ fees	6,576
Miscellaneous	9,456

Total expenses	2,816,535
Less: expenses waived and reimbursed by the Adviser (see Note B)	(388,804)

Net expenses		2,427,731

Net investment income		6,106,196

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions		1,828,436
Futures contracts		(575)
Swap contracts		(1,284,528)
Foreign currency transactions		(249,988)
Net change in unrealized appreciation/depreciation of:
Investments		6,002,713
Futures contracts		(7,547)
Swap contracts		807,961
Foreign currency denominated assets and liabilities and other assets		(117,667)

Net gain on investment and foreign currency transactions		6,978,805

Net Increase in Net Assets from Operations		$13,085,001

See notes to financial statements.

32	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

Six Months Ended April 30, 2012 (unaudited)	Year Ended October 31, 2011
Increase (Decrease) in Net Assets from Operations
Net investment income	$6,106,196	$18,524,537
Net realized gain on investment and foreign currency transactions	293,345	11,838,627
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities and other assets	6,685,460	(9,702,077)

Net increase in net assets from operations	13,085,001	20,661,087
Dividends to Shareholders from
Net investment income
Class A	(6,129,251)	(13,589,921)
Class B	(136,955)	(373,781)
Class C	(798,090)	(1,708,102)
Advisor Class	(1,610,333)	(3,120,955)
Class R	(18,586)	(28,243)
Class K	(49,111)	(131,770)
Class I	(13,019)	(40,701)
Capital Stock Transactions
Net decrease	(5,901,653)	(50,771,470)
Capital Contributions
Proceeds from third party regulatory settlement (see Note E)	23,591	– 0	–

Total decrease	(1,548,406)	(49,103,856)
Net Assets
Beginning of period	547,982,077	597,085,933

End of period (including undistributed net investment income of $1,753,270 and $4,402,419, respectively)	$546,433,671	$547,982,077

See notes to financial statements.

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	33

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

April 30, 2012 (unaudited)

NOTE A

Significant Accounting Policies

AllianceBernstein Bond Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund, which is a Maryland corporation, operates as a series company currently comprised of five portfolios: the Intermediate Bond Portfolio, the Bond Inflation Strategy Portfolio, the Municipal Bond Inflation Strategy Portfolio, the Real Asset Strategy Portfolio and the Limited Duration High Income Portfolio. The Intermediate Bond Portfolio commenced operations on July 1, 1999. The Bond Inflation Strategy Portfolio and Municipal Bond Inflation Strategy Portfolio commenced operations on January 26, 2010. The Real Asset Strategy Portfolio commenced operations on March 8, 2010. The Limited Duration High Income Portfolio commenced operations on December 7, 2011. Each Portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the Intermediate Bond Portfolio. The Intermediate Bond Portfolio (the “Portfolio”) offers Class A, Class B, Class C, Advisor Class, Class R, Class K, and Class I shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 3% to zero depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Portfolio to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AllianceBernstein Mutual Fund, (ii) for purposes of dividend reinvestment, (iii) through the Portfolio’s Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B shares will automatically convert to Class A shares six years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All seven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

34	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Notes to Financial Statements

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows: Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter market (“OTC”) put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures contracts are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investments in money market funds are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	35

Notes to Financial Statements

4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The U.S. GAAP disclosure requirements establish a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

36	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Notes to Financial Statements

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of April 30, 2012:

Investments in Securities:	Level 1			Level 2		Level 3			Total
Assets:
Corporates – Investment Grades	$	– 0	–	$141,178,404		$	– 0	–	$141,178,404
Mortgage Pass-Throughs		– 0	–	132,032,218			– 0	–	132,032,218
Governments – Treasuries		– 0	–	113,439,556			– 0	–	113,439,556
Agencies		– 0	–	55,866,925			– 0	–	55,866,925
Asset-Backed Securities		– 0	–	32,523,587			8,765,626		41,289,213
Commercial Mortgage-Backed Securities		– 0	–	17,868,985			13,006,337		30,875,322
Corporates – Non-Investment Grades		– 0	–	5,530,911			660,300		6,191,211
Quasi-Sovereigns		– 0	–	6,107,055			– 0	–	6,107,055
Collateralized Mortgage Obligations		– 0	–	– 0	–		4,076,271		4,076,271
Governments – Sovereign Agencies		– 0	–	2,780,000			– 0	–	2,780,000
Governments – Sovereign Bonds		– 0	–	2,569,765			– 0	–	2,569,765
Local Governments – Municipal Bonds		– 0	–	1,782,774			– 0	–	1,782,774
Bank Loans		– 0	–	– 0	–		734,063		734,063
Preferred Stocks		592,940		– 0	–		– 0	–	592,940
Short-Term Investments		19,801,611		– 0	–		– 0	–	19,801,611

Total Investments in Securities		20,394,551		511,680,180			27,242,597		559,317,328
Other Financial Instruments* :
Assets:
Forward Currency Exchange Contracts		– 0	–	156,965			– 0	–	156,965
Cross Currency Swap Contracts		– 0	–	– 0	–		9,162		9,162
Liabilities:
Futures Contracts		(7,547)		– 0	–		– 0	–	(7,547)#
Forward Currency Exchange Contracts		– 0	–	(249,346)			– 0	–	(249,346)
Interest Rate Swap Contracts		– 0	–	(70,128)			– 0	–	(70,128)

Total		$20,387,004		$511,517,671			$27,251,759		$559,156,434

*	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

#	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of futures contracts as reported in the portfolio of investments.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value. The transfers between levels of the fair value hierarchy assumes the financial instrument was transferred at the beginning of the reporting period.

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	37

Notes to Financial Statements

	Asset-Backed Securities		Commercial Mortgage- Backed Securities		Corporates - Non-Investment Grades
Balance as of 10/31/11	$3,595,821		$4,358,584		$	– 0	–
Accrued discounts/(premiums)	44		43,192			– 0	–
Realized gain (loss)	329		– 0	–		– 0	–
Change in unrealized appreciation/depreciation	(27,067)		272,295			29,806
Purchases	5,543,360		8,096,701			630,494
Sales	(346,861)		– 0	–		– 0	–
Settlements	– 0	–	– 0	–		– 0	–
Transfers in to Level 3	– 0	–	235,565			– 0	–
Transfers out of Level 3	– 0	–	– 0	–		– 0	–

Balance as of 4/30/12	$8,765,626		$13,006,337			$660,300

Net change in unrealized appreciation/depreciation from Investments held as of 4/30/12*	$(27,067)		$272,295			$29,806

	Collateralized Mortgage Obligations		Bank Loans		Cross Currency Swap Contracts
Balance as of 10/31/11	$5,968,446		$1,307,813		$	– 0	–
Accrued discounts/(premiums)	(515)		6,731			– 0	–
Realized gain (loss)	(2,164,982)		33,275			574
Change in unrealized appreciation/depreciation	2,574,470		54,512			9,162
Purchases	– 0	–	717,750			– 0	–
Sales	(2,348,981)		(1,386,018)			– 0	–
Settlements	– 0	–	– 0	–		(574)
Transfers in to Level 3	47,833		– 0	–		– 0	–
Transfers out of Level 3	– 0	–	– 0	–		– 0	–

Balance as of 4/30/12	$4,076,271		$734,063			$9,162

Net change in unrealized appreciation/depreciation from Investments held as of 4/30/12*	$273,552		$16,246			$9,162

	Total
Balance as of 10/31/11	$15,230,664
Accrued discounts/(premiums)	49,452
Realized gain (loss)	(2,130,804)
Change in unrealized appreciation/depreciation	2,913,178
Purchases	14,988,305
Sales	(4,081,860)
Settlements	(574)
Transfers in to Level 3	283,398
Transfers out of Level 3	– 0	–

Balance as of 4/30/12	$27,251,759

Net change in unrealized appreciation/depreciation from Investments held as of 4/30/12*	$573,994

*	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation of investments in the accompanying statement of operations.

38	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Notes to Financial Statements

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	39

Notes to Financial Statements

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to each Portfolio in proportion to net assets. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .45% of the first $2.5 billion, ..40% of the next $2.5 billion and .35% in excess of $5 billion, of the Portfolio’s average daily net assets. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to .85%, 1.55%, 1.55%, .55%, 1.05%, .80% and .55% of the daily average net assets for the Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. This waiver extends through January 31, 2013 and then may be extended by the Adviser for additional one year terms. For the six months ended April 30, 2012, such reimbursement waivers amounted to $388,804.

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the six months ended April 30, 2012, such fee amounted to $31,728.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $228,709 for the six months ended April 30, 2012.

40	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Notes to Financial Statements

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Portfolio’s shares. The Distributor has advised the Portfolio that it has retained front-end sales charges of $12,251 from the sale of Class A shares and received $3,116, $1,528 and $1,336 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the six months ended April 30, 2012.

The Portfolio may invest in the AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio (“Government STIF Portfolio”), an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Portfolio’s transactions in shares of the Government STIF Portfolio for the six months ended April 30, 2012 is as follows:

Market Value October 31, 2011 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value April 30, 2012 (000)	Dividend Income (000)
$ 80,830	$113,741	$174,769	$19,802	$16

Brokerage commissions paid on investment transactions for the six months ended April 30, 2012 amounted to $154, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Portfolio has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Portfolio pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Portfolio’s average daily net assets attributable to Class A shares, 1% of the Portfolio’s average daily net assets attributable to both Class B and Class C shares, .50% of the Portfolio’s average daily net assets attributable to Class R shares and .25% of the Portfolio’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Portfolio’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Portfolio in the amounts of $0, $897,768, $97,214 and $38,271 for Class B, Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Portfolio in future periods so long as the Agreement is in effect, the rate of

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	41

Notes to Financial Statements

the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended April 30, 2012 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$123,712,017	$56,066,966
U.S. government securities	248,608,749	259,398,334

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding futures, foreign currency and swap transactions) are as follows:

Gross unrealized appreciation	$27,444,036
Gross unrealized depreciation	(4,496,266)

Net unrealized appreciation	$22,947,770

1. Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Portfolio, as well as the methods in which they may be used are:

•	Futures Contracts

The Portfolio may buy or sell futures contracts for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market or for investment purposes. The Portfolio bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures contracts and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Portfolio may purchase or sell futures contracts for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

42	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Notes to Financial Statements

At the time the Portfolio enters into a futures contract, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures contracts is generally less than privately negotiated futures contracts, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements). When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures contracts subjects the Portfolio to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Portfolio to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the six months ended April 30, 2012, the Portfolio held futures contracts for hedging and non-hedging purposes.

•	Forward Currency Exchange Contracts

The Portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars reflects the total exposure the Portfolio has in that particular currency contract.

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	43

Notes to Financial Statements

During the six months ended April 30, 2012, the Portfolio held forward currency exchange contracts for hedging and non-hedging purposes.

•	Swap Agreements

The Portfolio may enter into swaps to hedge its exposure to interest rates, credit risk, or currencies. The Portfolio may also enter into swaps for non-hedging purposes as a means of gaining market exposures, including by making direct investments in foreign currencies, as described below under “Currency Transactions”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Portfolio in accordance with the terms of the respective swap agreements to provide value and recourse to the Portfolio or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap agreement.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap contract in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Portfolio accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swap contracts. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation/depreciation of swap contracts on the statement of operations.

Interest Rate Swaps:

The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap

44	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Notes to Financial Statements

contracts. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Portfolio may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Portfolio may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments).

During the six months ended April 30, 2012, the Portfolio held interest rate swap contracts for hedging and non-hedging purposes.

Currency Swaps:

The Portfolio may invest in currency swaps for hedging purposes to protect against adverse changes in exchange rates between the U.S. Dollar and other currencies or for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”. Currency swaps involve the individually negotiated exchange by a Portfolio with another party of a series of payments in specified currencies. Actual principal amounts of currencies may be exchanged by the counterparties at the initiation, and again upon the termination, of the transaction. Therefore, the entire principal value of a currency swap is subject to the risk that the swap counterparty will default on its contractual delivery obligations.

During the six months ended April 30, 2012, the Portfolio held currency swap contracts for hedging and non-hedging purposes.

Credit Default Swaps:

The Portfolio may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Portfolio, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Portfolio may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap agreement, the Portfolio receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. The accrual for these interim payments is recorded

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	45

Notes to Financial Statements

within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities. Upfront premiums paid or received in connection with credit default swap contracts are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. If the Portfolio is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap agreement, the Portfolio will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap contract (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

Credit default swaps may involve greater risks than if a Portfolio had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Portfolio is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Portfolio is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Portfolio coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Portfolio.
During the six months ended April 30, 2012, the Portfolio held credit default swap contracts for hedging purposes.

Implied credit spreads utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

Documentation governing the Portfolio’s OTC derivatives may contain provisions for early termination of such transaction in the event the net assets of the Portfolio decline below specific levels set forth in the documentation (“net asset contingent features”). If these levels are triggered, the Portfolio’s counterparty has the right to terminate such transaction and require the Portfolio to pay or receive a settlement amount

46	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Notes to Financial Statements

in connection with the terminated transaction. As of April 30, 2012, the Portfolio had OTC derivatives with contingent features in net liability positions in the amount of $281,799. If a trigger event had occurred at April 30, 2012, for those derivatives in a net liability position, an amount of $281,799 would be required to be posted by the Portfolio.

At April 30, 2012, the Portfolio had entered into the following derivatives:

	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	$156,965	Unrealized depreciation of forward currency exchange contracts	$249,346

Interest rate contracts			Unrealized depreciation on interest rate swap contracts	70,128

Foreign exchange contracts	Unrealized appreciation of currency swap contracts	9,162

Interest rate contracts			Receivable/ Payable for variation margin on futures contracts	7,547	*

Total		$166,127		$327,021

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of futures contracts as reported in the portfolio of investments.

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	47

Notes to Financial Statements

The effect of derivative instruments on the statement of operations for the six months ended April 30, 2012:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives		Change in Unrealized Appreciation or (Depreciation)
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	$(99,742)		$70,607

Interest rate contracts	Net realized gain (loss) on swap contracts; Net change in unrealized appreciation/depreciation of swap contracts	– 0	–	(70,128)

Foreign exchange contracts	Net realized gain (loss) on swap contracts; Net change in unrealized appreciation/depreciation of swap contracts	– 0	–	9,162

Credit contracts	Net realized gain (loss) on swap contracts; Net change in unrealized appreciation/depreciation of swap contracts	(1,284,528)		868,927

Interest rate contracts	Net realized gain (loss) on futures contracts; Net change in unrealized appreciation/depreciation of futures contracts	(575)		(7,547)

Total		$(1,384,845)		$871,021

For the six months ended April 30, 2012, the average monthly principal amount of foreign exchange contracts was $44,009,853 and the average monthly original value of futures contracts was $5,618,036. For four months of the period, the average monthly notional amount of interest rate swaps was $12,986,148 and the average monthly notional amount of credit default swaps was $32,150,894. For two months of the period, the average monthly notional amount of currency swaps was $1,637,610.

48	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Notes to Financial Statements

2. Currency Transactions

The Portfolio may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

3. Dollar Rolls

The Portfolio may enter into dollar rolls. Dollar rolls involve sales by the Portfolio of securities for delivery in the current month and the Portfolio’s simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Portfolio forgoes principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls involve the risk that the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. Dollar rolls are speculative techniques and may be considered to be borrowings by the Portfolio. For the six months ended April 30, 2012, the Portfolio earned drop income of $218,269 which is included in interest income in the accompanying statement of operations.

4. Reverse Repurchase Agreements

Under a reverse repurchase agreement, the Portfolio sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Portfolio enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having a value at least equal to the repurchase price. For the six months ended April 30, 2012, the Portfolio had no transactions in reverse repurchase agreements.

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	49

Notes to Financial Statements

NOTE E

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	Six Months Ended April 30, 2012 (unaudited)	Year Ended October 31, 2011	Six Months Ended April 30, 2012 (unaudited)	Year Ended October 31, 2011

Class A
Shares sold	2,105,961	2,899,019	$23,285,011	$31,699,852

Shares issued in reinvestment of dividends	406,716	899,313	4,490,833	9,793,717

Shares converted from Class B	131,630	312,840	1,457,928	3,401,345

Shares redeemed	(3,408,714)	(7,606,304)	(37,676,892)	(82,758,220)

Net decrease	(764,407)	(3,495,132)	$(8,443,120)	$(37,863,306)

Class B
Shares sold	109,294	164,104	$1,209,103	$1,790,665

Shares issued in reinvestment of dividends	11,304	30,903	125,174	336,321

Shares converted to Class A	(131,573)	(312,754)	(1,457,928)	(3,401,345)

Shares redeemed	(101,275)	(337,887)	(1,120,799)	(3,675,573)

Net decrease	(112,250)	(455,634)	$(1,244,450)	$(4,949,932)

Class C
Shares sold	479,857	916,125	$5,293,920	$10,028,746

Shares issued in reinvestment of dividends	56,165	117,553	618,966	1,277,698

Shares redeemed	(647,181)	(1,465,825)	(7,145,403)	(15,896,017)

Net decrease	(111,159)	(432,147)	$(1,232,517)	$(4,589,573)

Advisor Class
Shares sold	1,009,994	2,072,355	$11,162,231	$22,795,526

Shares issued in reinvestment of dividends	136,778	279,117	1,511,168	3,040,775

Shares redeemed	(774,401)	(2,536,553)	(8,569,330)	(27,472,513)

Net increase (decrease)	372,371	(185,081)	$4,104,069	$(1,636,212)

50	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Notes to Financial Statements

	Shares		Amount
	Six Months Ended April 30, 2012 (unaudited)	Year Ended October 31, 2011	Six Months Ended April 30, 2012 (unaudited)	Year Ended October 31, 2011

Class R
Shares sold	79,630	70,380	$881,596	$765,280

Shares issued in reinvestment of dividends	1,684	2,588	18,599	28,234

Shares redeemed	(59,925)	(36,220)	(661,771)	(392,662)

Net increase	21,389	36,748	$238,424	$400,852

Class K
Shares sold	68,126	138,633	$756,652	$1,506,114

Shares issued in reinvestment of dividends	4,456	12,302	49,243	134,067

Shares redeemed	(16,251)	(287,844)	(179,439)	(3,139,003)

Net increase (decrease)	56,331	(136,909)	$626,456	$(1,498,822)

Class I
Shares sold	4,491	13,178	$49,788	$144,328

Shares issued in reinvestment of dividends	1,183	3,809	13,077	41,484

Shares redeemed	(1,210)	(74,830)	(13,380)	(820,289)

Net increase (decrease)	4,464	(57,843)	$49,485	$(634,477)

For the six months ended April 30, 2012, the Portfolio received $23,591 related to a third-party’s settlement of regulatory proceedings involving allegations of improper trading. This amount is presented in the Portfolio’s statement of changes in net assets. Neither the Portfolio nor its affiliates were involved in the proceedings or the calculation of the payment.

NOTE F

Risks Involved in Investing in the Portfolio

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Portfolio’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Portfolio’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	51

Notes to Financial Statements

Prior to September 15, 2008, the Portfolio had swap counterparty exposure to Lehman Brothers Holdings Inc. (“Lehman Brothers”), as a guarantor for Lehman Brothers Special Financing Inc. (“LBSF”), which filed for bankruptcy on September 15, 2008. As a result, on September 15, 2008, the Portfolio terminated all outstanding swap contracts with LBSF prior to their scheduled maturity dates in accordance with the terms of the swap agreements. Upon the termination of the swap contracts, Lehman Brothers’ obligations to the Portfolio amounted to $743,058. The Portfolio’s claim to these obligations is subject to the pending bankruptcy proceeding against the Lehman Brothers estate (the “Bankruptcy Claim”). In accordance with its error correction policy, the Adviser has agreed to make the Portfolio whole in respect of the amount of the recovery that would be paid on the Bankruptcy Claim in the event the Bankruptcy Claim is not honored by the Lehman Brothers estate, or with respect to any diminution in value upon the sale of the Bankruptcy Claim, in either case resulting from the manner in which the Bankruptcy Claim was processed by the Adviser. On April 9, 2012, the portfolio management team determined to dispose of the position held by the Portfolio that reflects the Bankruptcy Claim (thereby realizing upon the corresponding undertaking of the Adviser to make payment in respect of said Claim to make the Portfolio whole). On that date, the Bankruptcy Claim was being valued at $369,671 (49.75% of the Bankruptcy Claim), based upon the estimated recovery value. Accordingly, on April 13, 2012, the Adviser reimbursed the Portfolio in an amount equal to $369,671.

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid, and because these investments may be subject to increased economic, political, regulatory and other uncertainties.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the real value of the Portfolio’s assets can decline as can the real value of the Portfolio’s distributions.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the returns of the Portfolio. For example, the value of the Portfolio’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other

52	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Notes to Financial Statements

currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets. Independent of the Portfolio’s investments denominated in foreign currencies, the Portfolio’s positions in various foreign currencies may cause the Portfolio to experience investment losses due to the changes in exchange rates and interest rates.

Derivatives Risk—The Portfolio may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Leverage Risk—When the Portfolio borrows money or otherwise leverages its portfolio, it may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Portfolio’s investments. The Portfolio may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures contracts or by borrowing money. The use of derivative instruments by the Portfolio, such as forwards, futures, options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Portfolio than if the Portfolio were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $140 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the six months ended April 30, 2012.

NOTE H

Distributions to Shareholders

The tax character of distributions to be paid for the year ending October 31, 2012 will be determined at the end of the current fiscal year. The tax character

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	53

Notes to Financial Statements

of distributions paid during the fiscal years ended October 31, 2011 and October 31, 2010 were as follows:

	2011	2010
Distributions paid from:
Ordinary income	$18,993,473	$22,749,934

Total taxable distributions	18,993,473	22,749,934

Total distributions paid	$18,993,473	$22,749,934

As of October 31, 2011, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$3,723,665
Accumulated capital and other losses	(62,251,380	)(a)
Unrealized appreciation/(depreciation)	16,915,531	(b)

Total accumulated earnings/(deficit)	$(41,612,184	)(c)

(a)

On October 31, 2011, the Portfolio had a net capital loss carryforward for federal income tax purposes of $62,180,522 (of which approximately $58,874,284 was attributable to the purchase of net assets of AllianceBernstein Bond Fund -U.S. Government Portfolio) of which $17,593,762 expires in the year 2012, $12,682,229 expires in the year 2013, $19,419,566 expires in the year 2014, and $12,484,965 expires in the year 2015. During the fiscal year, the Portfolio utilized capital loss carryforwards of $10,141,161. As a result of the acquisition of U.S. Government Portfolio by the Portfolio, various limitations and reductions regarding the future utilization of certain capital loss carryforwards were applied, based on certain provisions in the Internal Revenue Code. The Portfolio deferred straddle losses of $70,858 at October 31, 2011.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the difference between book and tax amortization methods for premium, the tax treatment of swap income, and the realization for tax purposes of gains/losses on certain derivative instruments.

(c)	The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable to dividends payable.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Under the Regulated Investment Company Modernization Act of 2010, funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These post-enactment capital losses must be utilized prior to the pre-enactment capital losses, which are subject to expiration. Post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation.

NOTE I

Recent Accounting Pronouncements

In April 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) related to the accounting for repurchase agreements and similar agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. The ASU modifies

54	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Notes to Financial Statements

the criteria for determining effective control of transferred assets and, as a result, certain agreements may now be accounted for as secured borrowings. The ASU is effective prospectively for new transfers and existing transactions that are modified in the first interim or annual period beginning on or after December 15, 2011. At this time, management is evaluating the implications of this ASU and its impact on the financial statements has not been determined.

In May 2011, the FASB issued an ASU to develop common requirements for measuring fair value and for disclosing information about fair value measurements in U.S. GAAP and International Financial Reporting Standards (“IFRS”). The amendments are intended to improve the comparability of fair value measurements presented and disclosed in the financial statements prepared in accordance with U.S. GAAP and IFRS. The ASU is effective during interim or annual periods beginning after December 15, 2011. At this time, management is evaluating the implication of this ASU and its impact on the financial statements has not been determined.

In December 2011, the FASB issued an ASU related to disclosures about offsetting assets and liabilities in financial statements. The amendments in this update require an entity to disclose both gross and net information for derivatives and other financial instruments that are either offset in the statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The ASU is effective during interim or annual reporting periods beginning on or after January 1, 2013. At this time, management is evaluating the implication of this ASU and its impact on the financial statements has not been determined.

NOTE J

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	55

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
Six Months Ended April 30, 2012 (unaudited)	Year Ended October 31,
2011	2010	2009	2008	2007

Net asset value, beginning of period	$ 11.04	$ 10.98	$ 10.28	$ 8.77	$ 10.24	$ 10.18

Income From Investment Operations
Net investment income(a)(b)	.13	.37	.42	.44	.50	.42
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.09	.07	.70	1.53	(1.49)	.06
Contributions from Adviser	– 0	–	– 0	–	– 0	–	– 0	–	.00	(c)	– 0	–

Net increase (decrease) in net asset value from operations	.22	.44	1.12	1.97	(.99)	.48

Less: Dividends
Dividends from net investment income	(.13)	(.38)	(.42)	(.46)	(.48)	(.42)

Net asset value, end of period	$ 11.13	$ 11.04	$ 10.98	$ 10.28	$ 8.77	$ 10.24

Total Return
Total investment return based on net asset value(d)	2.46%	4.11%	11.17	%*	23.01	%*	(10.15	)%*	4.79	%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$376,120	$381,577	$418,023	$419,319	$360,606	$41,696
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.85	%(e)	.85%	.91	%(f)	.89%	.85%	.98%
Expenses, net of waivers/reimbursements, excluding interest expense and TALF administration fee	.85	%(e)	.85%	.85	%(f)	.85%	.85%	.98%
Expenses, before waivers/reimbursements	.99	%(e)	1.00%	1.11	%(f)	1.11%	1.09%	1.54%
Expenses, before waivers/reimbursements, excluding interest expense and TALF administration fee	.99	%(e)	1.00%	1.05	%(f)	1.07%	1.09%	1.54%
Net investment income(b)	2.29	%(e)	3.42%	3.98	%(f)	4.71%	4.68%	4.13%
Portfolio turnover rate	61%	115%	99%	95%	184%	173%

See footnote summary on page 63.

56	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class B
Six Months Ended April 30, 2012 (unaudited)	Year Ended October 31,
2011	2010	2009	2008	2007

Net asset value, beginning of period	$ 11.05	$ 10.98	$ 10.28	$ 8.77	$ 10.23	$ 10.18

Income From Investment Operations
Net investment income(a)(b)	.09	.30	.35	.38	.42	.35	(g)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.09	.08	.70	1.52	(1.47)	.05
Contributions from Adviser	– 0	–	– 0	–	– 0	–	– 0	–	.00	(c)	– 0	–

Net increase (decrease) in net asset value from operations	.18	.38	1.05	1.90	(1.05)	.40

Less: Dividends
Dividends from net investment income	(.10)	(.31)	(.35)	(.39)	(.41)	(.35)

Net asset value, end of period	$ 11.13	$ 11.05	$ 10.98	$ 10.28	$ 8.77	$ 10.23

Total Return
Total investment return based on net asset value(d)	2.05%	3.50%	10.40	%*	22.17	%*	(10.69	)%*	3.96	%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$9,943	$11,104	$16,048	$21,830	$31,207	$20,157
Ratio to average net assets of:
Expenses, net of waivers/ reimbursements	1.55	%(e)	1.55%	1.62	%(f)	1.58%	1.55%	1.66%
Expenses, net of waivers/ reimbursements, excluding interest expense and TALF administration fee	1.55	%(e)	1.55%	1.55	%(f)	1.55%	1.55%	1.66%
Expenses, before waivers/ reimbursements	1.74	%(e)	1.75%	1.88	%(f)	1.87%	1.83%	2.29%
Expenses, before waivers/ reimbursements, excluding interest expense and TALF administration fee	1.74	%(e)	1.75%	1.81	%(f)	1.84%	1.83%	2.29%
Net investment income(b)	1.59	%(e)	2.73%	3.35	%(f)	4.07%	3.95%	3.46	%(g)
Portfolio turnover rate	61%	115%	99%	95%	184%	173%

See footnote summary on page 63.

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	57

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class C
Six Months Ended April 30, 2012 (unaudited)	Year Ended October 31,
2011	2010	2009	2008	2007

Net asset value, beginning of period	$ 11.02	$ 10.96	$ 10.26	$ 8.75	$ 10.22	$ 10.16

Income From Investment Operations
Net investment income(a)(b)	.09	.29	.35	.38	.43	.35
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.09	.07	.70	1.52	(1.49)	.06
Contributions from Adviser	– 0	–	– 0	–	– 0	–	– 0	–	.00	(c)	– 0	–

Net increase (decrease) in net asset value from operations	.18	.36	1.05	1.90	(1.06)	.41

Less: Dividends
Dividends from net investment income	(.09)	(.30)	(.35)	(.39)	(.41)	(.35)

Net asset value, end of period	$ 11.11	$ 11.02	$ 10.96	$ 10.26	$ 8.75	$ 10.22

Total Return
Total investment return based on net asset value(d)	2.12%	3.40%	10.42	%*	22.22	%*	(10.80	)%*	4.07	%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$61,409	$62,147	$66,568	$61,635	$51,708	$9,404
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.55	%(e)	1.55%	1.61	%(f)	1.59%	1.55%	1.68%
Expenses, net of waivers/reimbursements, excluding interest expense and TALF administration fee	1.55	%(e)	1.55%	1.55	%(f)	1.55%	1.55%	1.68%
Expenses, before waivers/reimbursements	1.70	%(e)	1.71%	1.83	%(f)	1.82%	1.80%	2.27%
Expenses, before waivers/reimbursements, excluding interest expense and TALF administration fee	1.70	%(e)	1.71%	1.77	%(f)	1.78%	1.80%	2.27%
Net investment income(b)	1.59	%(e)	2.72%	3.27	%(f)	4.02%	3.99%	3.45%
Portfolio turnover rate	61%	115%	99%	95%	184%	173%

See footnote summary on page 63.

58	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Advisor Class
Six Months Ended April 30, 2012 (unaudited)	Year Ended October 31,
2011	2010	2009	2008	2007

Net asset value, beginning of period	$ 11.05	$ 10.99	$ 10.28	$ 8.78	$ 10.24	$ 10.18

Income From Investment Operations
Net investment income(a)(b)	.14	.40	.44	.47	.50	.45
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.09	.07	.73	1.51	(1.45)	.06
Contributions from Adviser	– 0	–	– 0	–	– 0	–	– 0	–	.00	(c)	– 0	–

Net increase (decrease) in net asset value from operations	.23	.47	1.17	1.98	(.95)	.51

Less: Dividends
Dividends from net investment income	(.15)	(.41)	(.46)	(.48)	(.51)	(.45)

Net asset value, end of period	$ 11.13	$ 11.05	$ 10.99	$ 10.28	$ 8.78	$ 10.24

Total Return
Total investment return based on net asset value(d)	2.53%	4.43%	11.59	%*	23.23	%*	(9.78	)%*	5.11	%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$93,256	$88,402	$89,981	$62,369	$33,139	$32,375
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.55	%(e)	.55%	.60	%(f)	.60%	.55%	.68%
Expenses, net of waivers/reimbursements, excluding interest expense and TALF administration fee	.55	%(e)	.55%	.55	%(f)	.55%	.55%	.68%
Expenses, before waivers/reimbursements	.69	%(e)	.70%	.80	%(f)	.80%	.80%	1.25%
Expenses, before waivers/reimbursements, excluding interest expense and TALF administration fee	.69	%(e)	.70%	.75	%(f)	.76%	.80%	1.25%
Net investment income(b)	2.59	%(e)	3.70%	4.19	%(f)	4.95%	4.98%	4.44%
Portfolio turnover rate	61%	115%	99%	95%	184%	173%

See footnote summary on page 63.

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	59

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class R
Six Months Ended April 30, 2012 (unaudited)	Year Ended October 31,
2011	2010	2009	2008	2007

Net asset value, beginning of period	$ 11.04	$ 10.98	$ 10.28	$ 8.77	$ 10.24	$ 10.18

Income From Investment Operations
Net investment income(a)(b)	.11	.34	.37	.43	.46	.44
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.10	.08	.73	1.51	(1.47)	.02
Contributions from Adviser	– 0	–	– 0	–	– 0	–	– 0	–	.00	(c)	– 0	–

Net increase (decrease) in net asset value from operations	.21	.42	1.10	1.94	(1.01)	.46

Less: Dividends
Dividends from net investment income	(.12)	(.36)	(.40)	(.43)	(.46)	(.40)

Net asset value, end of period	$ 11.13	$ 11.04	$ 10.98	$ 10.28	$ 8.77	$ 10.24

Total Return
Total investment return based on net asset value(d)	2.36%	3.91%	10.94	%*	22.74	%*	(10.33	)%*	4.57	%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,416	$1,168	$759	$156	$73	$577
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.05	%(e)	1.05%	1.08	%(f)	1.11%	1.05%	1.18%
Expenses, net of waivers/reimbursements, excluding interest expense and TALF administration fee	1.05	%(e)	1.05%	1.05	%(f)	1.05%	1.05%	1.18%
Expenses, before waivers/reimbursements	1.30	%(e)	1.31%	1.37	%(f)	1.38%	1.25%	1.74%
Expenses, before waivers/reimbursements, excluding interest expense and TALF administration fee	1.30	%(e)	1.31%	1.34	%(f)	1.33%	1.25%	1.74%
Net investment income(b)	2.08	%(e)	3.16%	3.49	%(f)	4.39%	4.45%	3.97%
Portfolio turnover rate	61%	115%	99%	95%	184%	173%

See footnote summary on page 63.

60	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class K
Six Months Ended April 30, 2012 (unaudited)	Year Ended October 31,
2011	2010	2009	2008	2007

Net asset value, beginning of period	$ 11.05	$ 10.99	$ 10.29	$ 8.78	$ 10.25	$ 10.19

Income From Investment Operations
Net investment income(a)(b)	.13	.38	.43	.45	.48	.42
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.10	.07	.70	1.52	(1.47)	.06
Contributions from Adviser	– 0	–	– 0	–	– 0	–	– 0	–	.00	(c)	– 0	–

Net increase (decrease) in net asset value from operations	.23	.45	1.13	1.97	(.99)	.48

Less: Dividends
Dividends from net investment income	(.14)	(.39)	(.43)	(.46)	(.48)	(.42)

Net asset value, end of period	$ 11.14	$ 11.05	$ 10.99	$ 10.29	$ 8.78	$ 10.25

Total Return
Total investment return based on net asset value(d)	2.49%	4.17%	11.21	%*	23.05	%*	(10.09	)%*	4.84	%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$3,519	$2,869	$4,359	$4,434	$3,784	$7,222
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.80	%(e)	.80%	.86	%(f)	.84%	.80%	.93%
Expenses, net of waivers/reimbursements, excluding interest expense and TALF administration fee	.80	%(e)	.80%	.80	%(f)	.80%	.80%	.93%
Expenses, before waivers/reimbursements	.98	%(e)	1.01%	1.09	%(f)	1.05%	1.02%	1.53%
Expenses, before waivers/reimbursements, excluding interest expense and TALF administration fee	.98	%(e)	1.01%	1.03	%(f)	1.01%	1.02%	1.53%
Net investment income(b)	2.34	%(e)	3.49%	4.02	%(f)	4.76%	4.69%	4.39%
Portfolio turnover rate	61%	115%	99%	95%	184%	173%

See footnote summary on page 63.

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	61

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class I
Six Months Ended April 30, 2012 (unaudited)	Year Ended October 31,
2011	2010	2009	2008	2007

Net asset value, beginning of period	$ 11.06	$ 11.00	$ 10.29	$ 8.78	$ 10.24	$ 10.18

Income From Investment Operations
Net investment income(a)(b)	.14	.42	.49	.47	.50	.45
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.09	.05	.68	1.52	(1.45)	.06
Contributions from Adviser	– 0	–	– 0	–	– 0	–	– 0	–	.00	(c)	– 0	–

Net increase (decrease) in net asset value from operations	.23	.47	1.17	1.99	(.95)	.51

Less: Dividends
Dividends from net investment income	(.15)	(.41)	(.46)	(.48)	(.51)	(.45)

Net asset value, end of period	$ 11.14	$ 11.06	$ 11.00	$ 10.29	$ 8.78	$ 10.24

Total Return
Total investment return based on net asset value(d)	2.52%	4.42%	11.59	%*	23.36	%*	(9.78	)%*	5.10	%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$771	$715	$1,348	$5,095	$5,115	$5,368
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.55	%(e)	.55%	.67	%(f)	.59%	.55%	.68%
Expenses, net of waivers/reimbursements, excluding interest expense and TALF administration fee	.55	%(e)	.55%	.55	%(f)	.55%	.55%	.68%
Expenses, before waivers/reimbursements	.66	%(e)	.68%	.81	%(f)	.72%	.64%	1.09%
Expenses, before waivers/reimbursements, excluding interest expense and TALF administration fee	.66	%(e)	.68%	.69	%(f)	.68%	.64%	1.09%
Net investment income(b)	2.58	%(e)	3.76%	4.60	%(f)	5.02%	4.98%	4.44%
Portfolio turnover rate	61%	115%	99%	95%	184%	173%

See footnote summary on page 63.

62	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Financial Highlights

(a)	Based on average shares outstanding.

(b)	Net of fees waived and expenses reimbursed by the Adviser.

(c)	Amount is less than $.005.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	Annualized.

(f)	The ratio includes expenses attributable to costs of proxy solicitation.

(g)	Net of fees and expenses waived by Distributor.

*	Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio’s performance for the years ended October 31, 2010, October 31, 2009, October 31, 2008 and October 31, 2007 by 0.01%, 0.01%, 0.21% and 0.61%, respectively.

See notes to financial statements.

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	63

Financial Highlights

BOARD OF DIRECTORS

William H. Foulk, Jr.(1), Chairman John H. Dobkin(1) Michael J. Downey(1) D. James Guzy(1) Nancy P. Jacklin(1)	Robert M. Keith, President and Chief Executive Officer Garry L. Moody(1) Marshall C. Turner, Jr.(1) Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer

Paul J. DeNoon(2), Vice President

Shawn E. Keegan(2) , Vice President

Alison M. Martier(2) , Vice President

Douglas J. Peebles(2), Vice President

Greg J. Wilensky(2), Vice President Emilie D. Wrapp, Secretary Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller

Custodian and Accounting Agent

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

(1)	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

(2)	The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s U.S. Investment Grade Core Fixed Income Team. Mr. Paul J. DeNoon, Mr. Shawn E. Keegan, Ms. Alison M. Martier, Mr. Douglas J. Peebles and Mr. Greg J. Wilensky are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

64	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Board of Directors

Information Regarding the Review and Approval of the Portfolio’s Investment Advisory Contract

The disinterested directors (the “directors”) of AllianceBernstein Bond Fund, Inc. (the “Fund”) unanimously approved the continuance of the Fund’s Investment Advisory Contract (the “Advisory Agreement”) with the Adviser in respect of AllianceBernstein Intermediate Bond Portfolio (the “Portfolio”) at a meeting held on November 1-3, 2011.

Prior to approval of the continuance of the Advisory Agreement in respect of the Portfolio, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer) of the reasonableness of the advisory fee in the Advisory Agreement, in which the Senior Officer concluded that the contractual fee for the Portfolio was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Fund’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Portfolio gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Portfolio and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Portfolio and the overall arrangements between the Portfolio and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	65

judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Portfolio. They noted the professional experience and qualifications of the Portfolio’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Portfolio will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services provided at the Portfolio’s request by employees of the Adviser or its affiliates. Requests for these reimbursements are approved by the directors on a quarterly basis and, to the extent requested and paid, result in a higher rate of total compensation from the Portfolio to the Adviser than the fee rate stated in the Portfolio’s Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Portfolio’s other service providers, also were considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Portfolio under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Portfolio to the Adviser for calendar years 2009 and 2010 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s Senior Officer. The directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and noted that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Portfolio, including those relating to its subsidiaries which provide transfer agency, distribution and brokerage services to the Portfolio. The directors recognized that it is difficult to make comparisons of profitability with advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Portfolio before taxes and distribution expenses. The directors concluded that they were satisfied that the Adviser’s level of profitability from its relationship with the Portfolio was not unreasonable.

66	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Portfolio, including but not limited to, benefits relating to 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Portfolio’s shares and transfer agency fees paid by the Portfolio to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Portfolio.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed performance information for the Portfolio at each regular Board meeting during the year. At the November 2011 meeting, the directors reviewed information prepared by Lipper showing the performance of the Class A Shares of the Portfolio as compared with that of a group of similar funds selected by Lipper (the “Performance Group”) and as compared with that of a broader array of funds selected by Lipper (the “Performance Universe”), and information prepared by the Adviser showing performance of the Class A Shares as compared with the Barclays Capital U.S. Aggregate Bond Index (the “Index”), in each case for the 1-, 3-, 5- and 10-year periods ended July 31, 2011 and (in the case of comparisons with the Index) the since inception period (July 1999 inception). The directors noted that the Portfolio was in the 4th quintile of the Performance Group and 2nd quintile of the Performance Universe for the 1- and 3-year periods, in the 5th quintile of the Performance Group and 3rd quintile of the Performance Universe for the 5-year period, and in the 4th quintile of the Performance Group and 3rd quintile of the Performance Universe for the 10-year period. The Portfolio outperformed the Index in the 1- and 3-year periods but lagged the Index in the 5- and 10-year and the since inception periods. The directors also noted the changes to the Portfolio’s investment policies and the acquisition in November 2007 of all the assets and liabilities of AllianceBernstein Bond Fund, Inc.—U.S. Government Portfolio. Based on their review, the directors concluded that the Portfolio’s performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Portfolio to the Adviser and information prepared by Lipper concerning advisory fee rates paid by other funds in the same Lipper category as the Portfolio at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	67

The directors also considered the fees the Adviser charges non-fund clients pursuing a similar investment style. For this purpose, they reviewed the relevant fee information from the Adviser’s Form ADV and the evaluation from the Fund’s Senior Officer. The directors noted that the institutional fee schedule had breakpoints at lower asset levels than those in the fee schedule applicable to the Portfolio and that the application of the institutional fee schedule to the level of assets of the Portfolio would result in a fee rate lower than the rate being paid by the Portfolio. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors also reviewed information that indicated that the Portfolio’s fee rate is higher than the sub-advisory fee rate earned by the Adviser for sub-advising another registered investment company with a similar investment style. The directors also noted that the Adviser advises a portfolio of another AllianceBernstein fund with a substantially similar investment style for the same fee schedule as the Portfolio.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Portfolio relative to institutional clients and sub-advised funds. The Adviser also noted that because mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets tend to be relatively stable. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to funds such as the Portfolio, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors also considered the total expense ratio of the Class A shares of the Portfolio in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of funds similar to the Portfolio and an Expense Universe as a broader group, consisting of all funds in the investment classification/objective with a similar load type as the Portfolio. The Class A expense ratio of the Portfolio was based on the Portfolio’s latest fiscal year and reflected fee waivers and/or expense reimbursements as a result of an undertaking by the Adviser. The directors noted that it was likely that the expense ratios of some of the other funds in the Portfolio’s Lipper category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view the expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Portfolio by others.

The directors noted that, at the Portfolio’s current size, its contractual effective advisory fee rate of 45 basis points, plus the 1 basis point impact of the administrative expense reimbursement in the latest fiscal year, was lower than the

68	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Expense Group median. The directors also noted that the Portfolio’s total expense ratio, which reflected a cap by the Adviser, was lower than the Expense Group and the Expense Universe medians. The directors concluded that the Portfolio’s expense ratio was satisfactory.

Economies of Scale

The directors noted that the advisory fee schedule for the Portfolio contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AllianceBernstein Funds, and by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale at the May 2011 meetings. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for establishing breakpoints that give effect to fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Portfolio, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Portfolio’s shareholders would benefit from a sharing of economies of scale in the event the Portfolio’s net assets exceed a breakpoint in the future.

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	69

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and AllianceBernstein Bond Fund, Inc. (the “Fund”) with respect to AllianceBernstein Intermediate Bond Portfolio (the “Portfolio”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by the September 1, 2004 Assurance of Discontinuance (“AoD”) between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation

1	The Senior Officer’s fee evaluation was completed on October 20, 2011 and discussed with the Board of Directors on November 1-3, 2011.

2	Future references to the Portfolio do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratios refer to the Class A shares of the Portfolio.

70	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

of what §36(b) requires: to face liability under §36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In Jones, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s-length bargaining as the benchmark for reviewing challenged fees.”3

PORTFOLIO ADVISORY FEES, EXPENSE CAPS, REIMBURSEMENTS & RATIOS

The Adviser proposed that the Portfolio pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in connection with the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.4

Category	Net Assets 09/30/11 ($MM)	Advisory Fee Based on % of Average Daily Net Assets	Portfolio
Low Risk Income	$542.4	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	Intermediate Bond Portfolio

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. During the Portfolio’s most recently completed fiscal year, the Adviser received $82,651 (0.01% of the Portfolio’s average daily net assets) for such services.

The Adviser agreed to waive that portion of its advisory fees and/or reimburse the Portfolio for that portion of the Portfolio’s total operating expenses to the degree necessary to limit the Portfolio’s expense ratios to the amounts set forth below for the Portfolio’s current fiscal year. The waiver is terminable by the

3	Jones v. Harris at 1427.

4	Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser’s settlement with the NYAG.

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	71

Adviser at the end of the Portfolio’s fiscal year upon at least 60 days written notice. In addition, set forth below are the Portfolio’s gross expense ratios, annualized for the most recent semi-annual period:

Portfolio	Expense Cap Pursuant to Expense Limitation Undertaking			Gross Expense Ratio[5] (04/30/11)		Fiscal Year End
Intermediate Bond Portfolio	Advisor Class A Class B Class C Class R Class K Class I	0.55 0.85 1.55 1.55 1.05 0.80 0.55	% % % % % % %	0.70 1.00 1.76 1.72 1.32 1.01 0.68	% % % % % % %	October 31

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional client assets due to the greater complexities and time required for investment companies, although as previously noted, the Adviser is reimbursed for providing some of these services. Also, retail mutual funds managed by the Adviser are widely held and accordingly, servicing the Portfolio’s investors is more time consuming and labor intensive compared to servicing institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly if the Portfolio is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment

5	Annualized.

72	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although arguably still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar investment style as the Portfolio.6 In addition to the AllianceBernstein Institutional fee schedule, set forth below is what would have been the effective advisory fee for the Portfolio had the AllianceBernstein Institutional fee schedule been applicable to the Portfolio versus the Portfolio’s advisory fees based on September 30, 2011 net assets.7

Portfolio	Net Assets 09/30/11 ($MM)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee	Portfolio Advisory Fee
Intermediate Bond Portfolio	$542.4	U.S. Strategic Core Plus Schedule 50 bp on 1st $30 million 20 bp on the balance Minimum Account Size: $25m	0.217%	0.450%

The Adviser manages Sanford C. Bernstein Fund, Inc. (“SCB Fund”), an open-end management investment company. The Intermediate Duration Portfolio of SCB Fund has a similar investment style as the Portfolio. Set forth below is Intermediate Duration Portfolio’s advisory fee schedule and what

6	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.
7	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	73

would have been the effective advisory fee of the Portfolio had the fee schedule of Intermediate Duration Portfolio been applicable to the Portfolio versus the Portfolio’s advisory fees based on September 30, 2011 net assets:

Portfolio	SCB Fund Portfolio	Fee Schedule	SCB Fund Effective Fee	Portfolio Advisory Fee
Intermediate Bond Portfolio	Intermediate Duration Portfolio	50 bp on 1st $1 billion 45 bp on next $2 billion 40 bp on next $2 billion 35 bp on next $2 billion 30 bp thereafter	0.500%	0.450%

The adviser also manages the AllianceBernstein Variable Products Series Fund, Inc. (“AVPS”), which is available through variable annuity and variable life contracts offered by other financial institutions and offers policyholders the option to utilize certain AVPS portfolios as the investment option underlying their insurance contracts. Set forth below is the fee schedule of the AVPS portfolio that has a substantially similar investment style as the Portfolio.8 Also shown is what would have been the effective advisory fee of the Portfolio had the AVPS fee schedule been applicable to the Portfolio and the Portfolio’s advisory fees based on September 30, 2011 net assets:

Portfolio	AVPS Portfolio	Fee Schedule	AVPS Effective Fee	Portfolio Advisory Fee
Intermediate Bond Fund	Intermediate Bond Portfolio	0.45% on first $2.5 billion 0.40% on next $2.5 billion 0.35% on the balance	0.450%	0.450%

The Adviser provides sub-advisory investment services to certain other investment companies managed by other fund families. The Adviser charges the following fee for the sub-advisory relationship that has a somewhat similar investment style as the Portfolio. Also shown is the Portfolio’s advisory fee and what would have been the effective advisory fee of the Portfolio had the fee schedule of the sub-advisory relationship been applicable to the Portfolio based on September 30, 2011 net assets:

Portfolio	Sub-advised Fund	Sub-advised Fund Fee Schedule	Sub-Advised Management Fund Effective Fee	Portfolio Advisory Fee
Intermediate Bond Portfolio	Client #1	0.29% on first $100 million 0.20% thereafter	0.217%	0.450%

8	It should be noted that the AVPS portfolio was also affected by the settlement between the Adviser and the NYAG. As a result, the Portfolio has the same breakpoints in its advisory fee schedule as the AVPS portfolio.

74	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Portfolio by the Adviser. In addition to the extent that the sub-advisory relationship is with an affiliate of the Adviser, the fee schedule may not reflect arm’s-length bargaining or negotiations.

While it appears that the sub-advisory relationship is paying a lower fee than investment companies managed by the Adviser, it is difficult to evaluate the relevance of such fees due to the differences in the services provided, risks involved and other competitive factors between the investment companies and the sub-advisory relationship. There could be various business reasons why an investment adviser would be willing to provide a sub-advised relationship investment related services at a different fee level than an investment company it is sponsoring where the investment adviser is provided all the services, not just investment services, generally required by a registered investment company.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc., an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services by other investment advisers.9 Lipper’s analysis included the comparison of the Portfolio’s contractual management fee,10,11 estimated at the approximate current asset level of the subject Portfolio, to the median of the Portfolio’s Lipper Expense Group (“EG”) and the Portfolio’s contractual management fee ranking.

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment

9	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jonesv. Harris at 1429.

10	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” means that the Portfolio has the lowest effective fee rate in the Lipper peer group.

11	The contractual management fee does not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative, and other services. In addition, the contractual management fee does not reflect any advisory fee waivers or expense reimbursements made by the Adviser that would effectively reduce the actual effective management fee.

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	75

classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Portfolio	Contractual Management Fee (%)	Lipper Expense Group Median (%)	Rank
Intermediate Bond Portfolio	0.450	0.549	3/13

Lipper also compared the Portfolio’s total expense ratio to the medians of the Portfolio’s EG and Lipper Expense Universe (“EU”). The EU12 is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Portfolio.

Portfolio	Expense Ratio (%)[13]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
Intermediate Bond Portfolio	0.849	0.873	4/13	0.881	19/66

Based on this analysis, the Portfolio has a more favorable ranking on a management fee basis than on a total expense ratio basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained an independent consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The profitability information for the Portfolio, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the independent consultant. The Adviser’s profitability from providing investment advisory services to the Portfolio decreased during calendar year 2010 relative to 2009.

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may

12	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

13	Most recently completed fiscal year Class A share total expense ratio.

76	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent and distribution related services to the Portfolio and receive transfer agent fees, front-end sales loads, Rule 12b-1 payments and contingent deferred sales charges (“CDSC”). During the Portfolio’s most recently completed fiscal year, ABI received from the Portfolio $18,946, $2,076,151 and $21,054 in front-end sales charges, Rule 12b-1 and CDSC fees, respectively.

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Portfolio’s principal underwriter. ABI and the Adviser have disclosed in the Portfolio’s prospectus that they may make revenue sharing payments from their own resources, in addition to revenues derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Portfolio. In 2010, ABI paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $13.8 million for distribution services and educational support (revenue sharing payments).

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Portfolio, are charged on a per account basis, based on the level of service provided and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. During the Portfolio’s most recently completed fiscal year, ABIS received $552,804 in fees from the Portfolio.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,14 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems, can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms have made such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

14	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	77

In February 2008, an independent consultant, retained by the Senior Officer, provided the Board of Directors an update of the Deli15 study on advisory fees and various fund characteristics.16 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.17 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund assets under management (“AUM”), family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of fund size and the large asset manager’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES INCLUDING THE PERFORMANCE OF THE PORTFOLIO.

With assets under management of approximately $402 billion as of September 30, 2011, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

15	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry over the last four years.

16	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones V. Harris at 1429.

17	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

78	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

The information below shows the 1, 3, 5 and 10 year performance returns and rankings of the Portfolio18 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)19 for the periods ended July 31, 2011.20

Portfolio	Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
Intermediate Bond Portfolio
1 year	5.74	5.93	5.27	8/13	31/84
3 year	8.26	8.39	7.95	8/13	26/74
5 year	6.43	6.88	6.45	9/11	33/63
10 year	5.16	5.62	5.16	7/10	22/43

Set forth below are the 1, 3, 5, 10 year and since inception net performance returns of the Portfolio (in bold)21 versus its benchmark.22 Portfolio and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.23

	Periods Ending July 31, 2011 Annualized Performance
						Annualized		Risk Period (Year)
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)	Volatility (%)	Sharpe (%)
Intermediate Bond Portfolio	5.74	8.16	6.38	5.14	5.63	4.58	0.66	10
Barclays Capital U.S. Aggregate Bond Index	4.44	7.05	6.57	5.68	6.18	3.77	0.93	10
Inception Date: July 1, 1999

18	The performance returns and rankings are for the Class A shares of the Portfolio. The performance returns of the Portfolios were provided Lipper. Lipper maintains its own database that includes the Portfolio’s performance returns.

19	The Portfolio’s PG is identical to the Portfolio’s EG. The Portfolio’s PU is not identical to the Portfolio’s EU as the criteria for including/excluding a portfolio in/from a PU are somewhat different from that of an EU.

20	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the Portfolio even if the Portfolio may have had a different investment classification/objective at different points in time.

21	The performance returns and risk measures shown in the table are for the Class A shares of the Portfolio.

22	The Adviser provided Portfolio and benchmark performance return information for the periods through July 31, 2011.

23	Portfolio and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A portfolio with a greater volatility would be viewed as more risky than a portfolio with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A portfolio with a higher Sharpe Ratio would be regarded as better performing than a fund with a lower Sharpe Ratio.

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	79

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: November 28, 2011

80	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies Funds

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Conservative Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Asset Allocation/Multi-Asset

Dynamic All Market Fund

Emerging Markets Multi-Asset

International Portfolio

Real Asset Strategy

Tax-Managed International Portfolio

Growth Funds

Domestic

Growth Fund

Large Cap Growth Fund

Select U.S. Equity Portfolio

Small Cap Growth Portfolio

Small/Mid Cap Growth Fund

U.S. Strategic Research Portfolio

Global & International

Global Thematic Growth Fund

International Discovery Equity Portfolio

International Focus 40 Portfolio

International Growth Fund

Value Funds

Domestic

Core Opportunities Fund

Equity Income Fund

Growth & Income Fund

Small/Mid Cap Value Fund

Value Fund

Global & International

Global Real Estate Investment Fund

Global Value Fund

International Value Fund

Taxable Bond Funds

Bond Inflation Strategy

Global Bond Fund

High Income Fund

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

Unconstrained Bond Fund

Municipal Bond Funds

Arizona California High Income Massachusetts Michigan Minnesota Municipal Bond Inflation Strategy	National New Jersey New York Ohio Pennsylvania Virginia

Intermediate Municipal Bond Funds

Intermediate California

Intermediate Diversified

Intermediate New York

Closed-End Funds

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

Alternatives

Market Neutral Strategy-Global

Market Neutral Strategy-U.S.

Balanced

Balanced Shares

Retirement Strategies Funds

2000 Retirement Strategy	2020 Retirement Strategy	2040 Retirement Strategy
2005 Retirement Strategy	2025 Retirement Strategy	2045 Retirement Strategy
2010 Retirement Strategy	2030 Retirement Strategy	2050 Retirement Strategy
2015 Retirement Strategy	2035 Retirement Strategy	2055 Retirement Strategy

We also offer Exchange Reserves,* which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

*	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	81

AllianceBernstein Family of Funds

NOTES

82	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

NOTES

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	83

NOTES

84	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

NOTES

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	85

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

IB-0152-0412

SEMI-ANNUAL REPORT

AllianceBernstein

Bond Inflation Strategy

April 30, 2012

Semi-Annual Report

Investment Products Offered

•Are Not FDIC Insured •May Lose Value •Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s website at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

June 12, 2012

Semi-Annual Report

This report provides management’s discussion of fund performance for AllianceBernstein Bond Inflation Strategy (the “Strategy”) for the semi-annual reporting period ended April 30, 2012.

Investment Objectives and Policies

The Strategy seeks to maximize real return without assuming what AllianceBernstein L.P. (the “Adviser”) considers to be undue risk. Real return is the rate of return after adjusting for inflation.

The Strategy pursues its objective by investing principally in Treasury Inflation-Protected Securities (“TIPS”) directly or by gaining indirect exposure to TIPS through derivatives transactions such as total return swaps linked to TIPS. In deciding whether to take direct or indirect exposure, AllianceBernstein L.P. (the “Adviser”) will consider the relative costs and efficiency of each method. In addition, in seeking to maximize real return, the Strategy may invest in other fixed income investments such as U.S. and non-U.S. government securities, corporate fixed-income securities and mortgage-related securities, as well as derivatives linked to such securities. Under normal circumstances, the Strategy invests at least 80% of its net assets in fixed-income securities. While the Strategy expects to invest principally in investment-grade securities, it may invest up to 15% of its total assets in fixed-income securities rated BB or B or the equivalent by at least one national rating agency (or deemed by the Adviser to be of comparable credit quality), which are not investment-grade (“junk bonds”).

Inflation-protected securities are fixed-income securities structured to provide protection against inflation. Their principal value and/or the interest paid on them is adjusted to reflect official inflation measures. The inflation measure for TIPS is the Consumer Price Index for Urban Consumers. The Strategy may also invest in other inflation-indexed securities, issued by both U.S. and non-U.S. issuers, and in derivative instruments linked to these securities.

The Strategy may invest to the extent permitted by applicable law in derivatives, such as options, futures, forwards, or swaps. The Strategy intends to use leverage for investment purposes. To do this, the Strategy expects to enter into (i) reverse repurchase agreement transactions and use the cash made available from these transactions to make additional investments in fixed-income securities in accordance with the Strategy’s investment policies and (ii) total return swaps. In determining when and to what extent to employ leverage or enter into derivatives transactions, the Adviser will consider factors such as the relative risks and returns expected of potential investments and the cost of such transactions. The Adviser will consider the impact of reverse repurchase agreements, swap agreements and other derivatives in making its assessments of the Strategy’s risks. The resulting exposures to markets, sectors, issuers or specific securities will be continuously monitored by the Adviser.

The Adviser selects securities for purchase or sale based on its assessment of

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	1

the securities’ risk and return characteristics as well as the securities’ impact on the overall risk and return characteristics of the Strategy. In making this assessment, the Adviser takes into account various factors including the credit quality and sensitivity to interest rates of the securities under consideration and of the Strategy’s other holdings.

The Strategy may also invest in loan participations, structured securities, asset-backed securities, variable, floating, and inverse floating rate instruments, and preferred stock, and may use other investment techniques. The Strategy may invest in fixed-income securities of any maturity and duration. If the rating of a fixed-income security falls below investment-grade, the Strategy will not be obligated to sell the security and may continue to hold it if, in the Adviser’s opinion, the investment is appropriate under the circumstances.

Investment Results

The table on page 6 shows the Strategy’s performance compared to its benchmark, the Barclays Capital (“BC”) 1-10 year TIPS Index, and to the Lipper TIPS Fund Average (the “Lipper Average”) for the six- and 12-month periods ended April 30, 2012. Funds in the Lipper Average have generally similar investment objectives to the Fund, although some may have different investment policies and sales management fees.

The Strategy’s Class A shares outperformed the benchmark yet underperformed the Lipper Average for the six-month period and underperformed both the benchmark and the Lipper Average for the 12- month period, before sales charges. For the six-month period, exposure to non-government sectors, specifically corporates (investment-grade and high yield), commercial mortgage-backed securities (“CMBS”), asset-backed securities and agency mortgages, all contributed positively. Conversely, for the 12-month period, investment-grade and high yield corporates detracted, as markets were impacted by risk aversion earlier in the period. CMBS and asset-backed securities, however, contributed positively for the 12-month period.

During both periods, derivatives in the form of Treasury futures and interest rate swaps were utilized in order to manage duration, country exposure and yield curve positioning of the Strategy. For the six-month period, yield curve positioning was slightly positive. For the 12-month period, the Strategy’s longer duration positioning contributed positively as interest rates significantly declined. Additionally, the Strategy’s overweight in the intermediate part of the curve also helped for the year.

As part of the Strategy’s credit position, credit default swaps were utilized early in the 12-month period to add risk to the Strategy. As market volatility increased during the year, credit default positions were used as a hedge against credit risk. For both the six- and 12-month periods, the impact of these swaps on performance was not meaningful. The Strategy also utilized currency forwards for hedging back currency exposure on non-U.S. dollar positions, and to manage the Strategy’s currency exposure. Overall currency

2	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

positioning did not have a material impact on either the six- or 12-month periods.

Market Review and Investment Strategy

Volatility continued during the semi-annual period ended April 30, 2012, as global markets remained highly correlated with headlines emanating from Europe’s ongoing debt crisis. After early bouts of investor risk aversion, which drove Treasury yields lower, market sentiment improved in the first quarter of 2012. Global economic data turned more positive and worries over the euro debt crisis eased with positive policy intervention. In the U.S., labor and manufacturing data showed improvement, resulting in more solid consumer confidence numbers. In the euro area, finance ministers agreed to grant Greece a second bailout package worth €130 billion and the European Central Bank’s second long term refinancing operation further increased liquidity in the euro area banking system—reducing investor concerns across the globe, at least in the near term. Investors also agreed to restructure €172 billion worth of Greek bonds.

In April, however, unease about Europe’s sovereign debt woes once again climbed to the forefront. The latest cause for worry centered on Spain, the euro area’s fourth largest economy, which entered its second recession since 2009. Standard & Poor’s cut Spain’s sovereign rating two notches to BBB+, subsequently leading to the downgrade of 11 Spanish banks. In the U.S., better-than-expected first quarter earnings helped mitigate some of the anxiety in the financial markets.

For the semi-annual period, TIPS yields fell across the curve. The rate shift resulted in positive absolute returns with the benchmark returning 2.93%. A combination of an increase in breakeven inflation rates (i.e., the difference between the yield on TIPS and a comparable maturity Treasury bond)—particularly in 1-10 year maturity TIPS, and only modest inflation accruals during the period—resulted in TIPS outperforming U.S. Treasuries. TIPS in the 1-10 year maturity range outperformed comparable U.S. Treasuries by approximately 1.0%, as measured within the benchmark.

Despite the volatility, non-government sectors of the U.S. fixed-income market outperformed during the six-month reporting period, benefiting from the improvement in investor sentiment in the first quarter of 2012. As measured by Barclays Capital, U.S. corporate securities returned 3.64%, helped by a rebound in financials. Corporate earnings remain strong and corporate balance sheets are solid; the ratio of liquid assets to short-term liabilities, a measure of the ability of businesses to meet their obligations, is the highest it has been in decades. High-yield corporates also rebounded strongly. CMBS returns were solid at 5.69%, benefiting from a stabilization of property fundamentals and investor appetite for yield. Government securities lagged the credit markets, with U.S. Treasuries returning 1.87%, as their safe-haven premium diminished in the first quarter. During the semi-annual period, the 10-year Treasury yield declined 20 basis points to end the period at 1.92%.

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	3

HISTORICAL PERFORMANCE

Benchmark Disclosure

The unmanaged BC 1-10 Year TIPS Index does not reflect fees and expenses associated with the active management of a fund portfolio. The BC 1-10 Year TIPS Index represents the performance of inflation-protected securities issued by the U.S. Treasury. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Strategy.

A Word About Risk

Market Risk: The value of the Strategy’s assets will fluctuate as the bond market fluctuates. The value of the Strategy’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

Interest Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Strategy’s assets can decline as can the value of the Strategy’s distributions. This risk is significantly greater for fixed-income securities with longer maturities. Although the Strategy invests principally in inflation-protected securities, the value of its securities may be vulnerable to changes in expectations of inflation or interest rates.

Derivatives Risk: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Strategy, and may be subject to counterparty risk to a greater degree than more traditional investments.

Foreign (Non-U.S.) Risk: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Strategy’s investments or reduce its returns.

Leverage Risk: To the extent the Strategy uses leveraging techniques, its net asset value (“NAV”) may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Strategy’s investments.

Liquidity Risk: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Strategy from selling out of these illiquid securities at an advantageous price. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk.

(Historical Performance continued on next page)

4	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

Management Risk: The Strategy is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Strategy’s prospectus.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Strategy will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com. For Class 1 shares, click on “Private Clients”, then “Investments”, then “Stocks” or “Bonds”, then “Mutual Fund Performance at a Glance”.

All fees and expenses related to the operation of the Strategy have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Strategy’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; a 1% 1-year contingent deferred sales charge for Class C shares. Class 1 and Class 2 shares do not carry sales charges. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	5

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

THE STRATEGY VS. ITS BENCHMARK PERIODS ENDED APRIL 30, 2012	NAV Returns
	6 Months	12 Months
AllianceBernstein Bond Inflation Strategy
Class 1*	3.25%	6.15%

Class 2*	3.29%	6.24%

Class A	3.13%	5.87%

Class C	2.70%	5.21%

Advisor Class**	3.24%	6.23%

Class R**	2.99%	5.67%

Class K**	3.12%	5.94%

Class I**	3.18%	6.22%

BC 1-10 Year TIPS Index	2.93%	7.02%

Lipper TIPS Fund Average	3.20%	9.18%

*    Class 1 shares are only available to private clients of Sanford C. Bernstein & Co., LLC. Class 2 shares are only available to private clients of Sanford C. Bernstein & Co., LLC and the Adviser’s institutional clients or through other limited arrangements.

**  Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

See Benchmark and Historical Performance disclosures on pages 4-5.

(Historical Performance continued on next page)

6	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF APRIL 30, 2012
	NAV Returns	SEC Returns	SEC Yields*

Class 1 Shares†			4.33%
1 Year	6.15%	6.15%
Since Inception**	6.98%	6.98%

Class 2 Shares†			4.43%
1 Year	6.24%	6.24%
Since Inception**	7.02%	7.02%

Class A Shares			3.84%
1 Year	5.87%	1.33%
Since Inception**	6.70%	4.68%

Class C Shares			3.33%
1 Year	5.21%	4.21%
Since Inception**	5.94%	5.94%

Advisor Class Shares††			4.30%
1 Year	6.23%	6.23%
Since Inception**	7.03%	7.03%

Class R Shares††			3.70%
1 Year	5.67%	5.67%
Since Inception**	6.52%	6.52%

Class K Shares††			4.00%
1 Year	5.94%	5.94%
Since Inception**	6.73%	6.73%

Class I Shares††			4.36%
1 Year	6.22%	6.22%
Since Inception**	7.02%	7.02%

The Strategy’s prospectus fee table shows the Strategy’s total annual operating expense ratios as 1.20%, 1.84%, 1.87%, 2.84%, 1.80%, 2.16%, 2.39% and 1.90% for Class 1, Class 2, Class A, Class C, Advisor Class, Class R, Class K and Class I shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Strategy’s annual operating expenses (exclusive of interest expense) to 0.55%, 0.45%, 0.75%, 1.45%, 0.45%, 0.95%, 0.70% and 0.45% for Class 1, Class 2, Class A, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. These waivers/reimbursements extend through January 31, 2013 and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights sections since they are based on different time periods.

*	SEC yields are calculated based on SEC guidelines for the 30-day period ended April 30, 2012.

†	Class 1 shares are only available to private clients of Sanford C. Bernstein & Co., LLC. Class 2 shares are only available to private clients of Sanford C. Bernstein & Co., LLC and the Adviser’s institutional clients or through other limited arrangements. These share classes do not carry front end sales charges; therefore their respective NAV and SEC returns are the same.

**	Inception date: 1/26/2010.

††	These share classes are offered at NAV to eligible investors and their SEC returns are the same as the NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception date for these share classes are listed above.

See Historical Performance disclosures on pages 4-5.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	7

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (MARCH 31, 2012)
SEC Returns

Class 1 Shares†
1 Year	7.35%
Since Inception**	6.66%

Class 2 Shares†
1 Year	7.41%
Since Inception**	6.74%

Class A Shares
1 Year	2.55%
Since Inception**	4.34%

Class C Shares
1 Year	5.42%
Since Inception**	5.64%

Advisor Class Shares††
1 Year	7.42%
Since Inception**	6.73%

Class R Shares††
1 Year	6.82%
Since Inception**	6.19%

Class K Shares††
1 Year	7.22%
Since Inception**	6.45%

Class I Shares††
1 Year	7.51%
Since Inception**	6.75%

†	Class 1 shares are only available to private clients of Sanford C. Bernstein & Co., LLC. Class 2 shares are only available to private clients of Sanford C. Bernstein & Co., LLC and the Adviser’s institutional clients or through other limited arrangements.

**	Inception date: 1/26/2010.

††	These share classes are offered at NAV to eligible investors and their SEC returns are the same as the NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception date for these share classes are listed above.

See Historical Performance disclosures on pages 4-5.

8	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

Historical Performance

FUND EXPENSES

(unaudited)

As a shareholder of a mutual fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value November 1, 2011	Ending Account Value April 30, 2012	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,031.30	$4.04	0.80%
Hypothetical**	$1,000	$1,020.89	$4.02	0.80%
Class C
Actual	$1,000	$1,027.00	$7.56	1.50%
Hypothetical**	$1,000	$1,017.40	$7.52	1.50%
Advisor Class
Actual	$1,000	$1,032.40	$2.53	0.50%
Hypothetical**	$1,000	$1,022.38	$2.51	0.50%
Class R
Actual	$1,000	$1,029.90	$5.05	1.00%
Hypothetical**	$1,000	$1,019.89	$5.02	1.00%
Class K
Actual	$1,000	$1,031.20	$3.79	0.75%
Hypothetical**	$1,000	$1,021.13	$3.77	0.75%

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	9

Fund Expenses

	Beginning Account Value November 1, 2011	Ending Account Value April 30, 2012	Expenses Paid During Period*	Annualized Expense Ratio*
Class I
Actual	$1,000	$1,031.80	$2.53	0.50%
Hypothetical**	$1,000	$1,022.38	$2.51	0.50%
Class 1
Actual	$1,000	$1,032.50	$3.03	0.60%
Hypothetical**	$1,000	$1,021.88	$3.02	0.60%
Class 2
Actual	$1,000	$1,032.90	$2.53	0.50%
Hypothetical**	$1,000	$1,022.38	$2.51	0.50%
*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

**	Assumes 5% return before expenses.

10	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

Fund Expenses

PORTFOLIO SUMMARY

April 30, 2012 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $198.1

*	All data are as of April 30, 2012. The Strategy’s security type breakdown is expressed as a percentage of total investments and may vary over time. The Strategy also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	11

Portfolio Summary

PORTFOLIO OF INVESTMENTS

April 30, 2012 (unaudited)

		Principal Amount (000)	U.S. $ Value

INFLATION-LINKED SECURITIES – 96.8%
United States – 96.8%
U.S. Treasury Inflation Index 0.125%, 1/15/22 (TIPS)(a)	U.S.$	4,928	$5,153,638
0.625%, 7/15/21 (TIPS)(a)		19,341	21,353,369
1.125%, 1/15/21 (TIPS)		4,745	5,441,973
1.25%, 7/15/20 (TIPS)		16,507	19,188,175
1.375%, 7/15/18-1/15/20 (TIPS)		11,755	13,666,700
1.625%, 1/15/15-1/15/18 (TIPS)		11,862	13,409,093
1.875%, 7/15/13-7/15/19 (TIPS)(a)		40,954	45,379,731
2.00%, 7/15/14-1/15/16 (TIPS)		26,297	28,700,489
2.125%, 1/15/19 (TIPS)		4,782	5,794,692
2.375%, 1/15/17-1/15/25 (TIPS)		2,862	3,416,656
2.50%, 7/15/16 (TIPS)(a)		13,097	15,327,120
2.625%, 7/15/17 (TIPS)		12,302	14,896,056

Total Inflation-Linked Securities (cost $184,632,274)			191,727,692

CORPORATES - INVESTMENT GRADES – 14.0%
Industrial – 6.7%
Basic – 0.6%
Alcoa, Inc. 5.40%, 4/15/21		265	278,517
AngloGold Ashanti Holdings PLC 5.375%, 4/15/20		225	230,625
ArcelorMittal 5.50%, 3/01/21		110	108,347
6.125%, 6/01/18		100	105,396
Dow Chemical Co. (The) 5.25%, 11/15/41		185	193,234
7.60%, 5/15/14		25	28,176
8.55%, 5/15/19		67	88,842
Packaging Corp. of America 5.75%, 8/01/13		40	41,928
Teck Resources Ltd. 4.75%, 1/15/22		152	163,425

			1,238,490

Capital Goods – 0.1%
Republic Services, Inc. 3.80%, 5/15/18		8	8,681
5.25%, 11/15/21		150	174,624

			183,305

Communications - Media – 1.5%
CBS Corp. 3.375%, 3/01/22		267	262,816
5.75%, 4/15/20		325	377,500
8.875%, 5/15/19		25	33,322

12	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Comcast Corp. 5.15%, 3/01/20	U.S.$	210	$245,028
DirecTV Holdings LLC/DirecTV Financing Co., Inc. 3.80%, 3/15/22(b)		280	279,473
4.60%, 2/15/21		140	149,748
Interpublic Group of Cos., Inc. (The) 4.00%, 3/15/22		42	41,981
NBCUniversal Media LLC 4.375%, 4/01/21		205	223,459
News America, Inc. 6.15%, 3/01/37-2/15/41		331	371,902
Omnicom Group, Inc. 3.625%, 5/01/22		163	163,133
Reed Elsevier Capital, Inc. 8.625%, 1/15/19		45	57,841
Time Warner Cable, Inc. 4.125%, 2/15/21		180	189,341
5.00%, 2/01/20		35	39,023
7.50%, 4/01/14		70	78,332
8.75%, 2/14/19		25	33,010
Virgin Media Secured Finance PLC 5.25%, 1/15/21		200	222,162
WPP Finance 2010 4.75%, 11/21/21(b)		227	241,605

			3,009,676

Communications - Telecommunications – 1.3%
American Tower Corp. 5.05%, 9/01/20		35	37,033
AT&T, Inc. 5.35%, 9/01/40		280	306,039
Bell Canada 4.85%, 6/30/14	CAD	25	26,665
British Telecommunications PLC 5.95%, 1/15/18	U.S.$	121	141,286
Deutsche Telekom International Finance BV 4.875%, 3/06/42(b)		425	400,531
8.75%, 6/15/30		150	206,329
Koninklijke KPN NV 5.00%, 11/13/12	EUR	50	67,527
Telecom Italia Capital SA 5.25%, 10/01/15	U.S.$	145	147,537
7.175%, 6/18/19		170	178,075
Telefonica Emisiones SAU 5.462%, 2/16/21		165	155,073
United States Cellular Corp. 6.70%, 12/15/33		110	109,504

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	13

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Verizon Communications, Inc. 7.35%, 4/01/39	U.S.$	300	$411,526
Vodafone Group PLC 6.15%, 2/27/37		335	416,574

			2,603,699

Consumer Cyclical - Automotive – 0.0%
Harley-Davidson Funding Corp. 5.75%, 12/15/14(b)		30	32,651

Consumer Cyclical - Entertainment – 0.1%
Viacom, Inc. 5.625%, 9/15/19		80	94,161
6.25%, 4/30/16		120	140,524

			234,685

Consumer Cyclical - Other – 0.2%
Marriott International, Inc./DE 3.00%, 3/01/19		263	261,465
Series J 5.625%, 2/15/13		125	129,435

			390,900

Consumer Cyclical - Retailers – 0.2%
Macy’s Retail Holdings, Inc. 3.875%, 1/15/22		410	422,109

Consumer Non-Cyclical – 0.3%
Ahold Finance USA LLC 6.875%, 5/01/29		25	31,796
Bunge Ltd. Finance Corp. 5.10%, 7/15/15		125	134,619
8.50%, 6/15/19		75	93,323
Delhaize Group SA 5.875%, 2/01/14		205	218,501

			478,239

Energy – 1.5%
Anadarko Petroleum Corp. 5.95%, 9/15/16		365	421,993
Encana Corp. 3.90%, 11/15/21		430	423,431
Marathon Petroleum Corp. 3.50%, 3/01/16		9	9,440
5.125%, 3/01/21		265	293,942
Nabors Industries, Inc. 9.25%, 1/15/19		175	228,093
Noble Energy, Inc. 4.15%, 12/15/21		127	132,872
8.25%, 3/01/19		175	224,041
Phillips 66 4.30%, 4/01/22(b)		435	451,975

14	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Southwestern Energy Co. 4.10%, 3/15/22(b)	U.S.$	118	$117,756
Valero Energy Corp. 6.125%, 2/01/20		211	245,399
Weatherford International Ltd./Bermuda 5.125%, 9/15/20		305	326,827
9.625%, 3/01/19		70	92,602

			2,968,371

Technology – 0.5%
Agilent Technologies, Inc. 5.00%, 7/15/20		7	7,932
Hewlett-Packard Co. 4.65%, 12/09/21		165	174,351
Intel Corp. 4.80%, 10/01/41		225	246,097
Motorola Solutions, Inc. 7.50%, 5/15/25		195	237,172
Xerox Corp. 2.95%, 3/15/17		74	75,546
8.25%, 5/15/14		195	220,100

			961,198

Transportation - Airlines – 0.0%
Southwest Airlines Co. 5.25%, 10/01/14		35	37,611

Transportation - Railroads – 0.2%
CSX Corp. 4.75%, 5/30/42		400	401,311

Transportation - Services – 0.2%
Asciano Finance Ltd. 5.00%, 4/07/18(b)		47	48,926
Ryder System, Inc. 3.15%, 3/02/15		105	109,106
5.85%, 11/01/16		105	120,293
7.20%, 9/01/15		10	11,534

			289,859

			13,252,104

Financial Institutions – 5.1%
Banking – 2.8%
Bank of America Corp. 3.625%, 3/17/16		90	89,656
3.875%, 3/22/17		265	264,337
5.00%, 5/13/21		90	89,579
Bank of Scotland PLC 5.625%, 5/23/13	EUR	50	68,713
Barclays Bank PLC 5.125%, 1/08/20	U.S.$	200	210,617

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	15

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Series 1 5.00%, 9/22/16	U.S.$	100	$107,899
BBVA Senior Finance SAU Series G 3.625%, 5/14/12	EUR	50	66,203
BBVA US Senior SAU 3.25%, 5/16/14	U.S.$	265	258,409
Capital One Financial Corp. 5.25%, 2/21/17		150	162,664
Citigroup, Inc. 4.50%, 1/14/22		390	396,855
5.375%, 8/09/20		75	80,581
5.50%, 4/11/13		55	56,909
DNB Bank ASA 3.20%, 4/03/17(b)		450	454,746
Fifth Third Bancorp 3.50%, 3/15/22		166	166,200
Goldman Sachs Group, Inc. (The) 5.75%, 1/24/22		410	428,119
6.00%, 6/15/20		120	128,372
HSBC Holdings PLC 4.00%, 3/30/22		225	228,587

5.10%, 4/05/21		180	198,206
JPMorgan Chase & Co. 4.25%, 10/15/20		55	57,604
4.40%, 7/22/20		105	111,194
4.50%, 1/24/22		385	410,107
Lloyds TSB Bank PLC 4.20%, 3/28/17		445	451,467
Macquarie Group Ltd. 7.625%, 8/13/19(b)		65	69,999
Morgan Stanley 5.30%, 3/01/13		50	51,191
5.50%, 7/28/21		456	445,801
National Capital Trust II 5.486%, 3/23/15(b)		45	42,288
Royal Bank of Scotland PLC (The) 3.25%, 1/11/14		80	80,467
4.875%, 3/16/15		100	103,918
UBS AG/Stamford CT 5.875%, 7/15/16		145	153,332

			5,434,020

Finance – 0.3%
HSBC Finance Corp. 7.00%, 5/15/12		25	25,073
Pontis II Ltd. 5.307%, 5/11/12(b)(c)		215	224,675

16	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

SLM Corp. 7.25%, 1/25/22	U.S.$	265	$267,650
Series A 5.375%, 1/15/13		155	158,083

			675,481

Insurance – 1.6%
Allstate Corp. (The) 6.125%, 5/15/37		37	36,260
American International Group, Inc. 6.40%, 12/15/20		205	235,475
Coventry Health Care, Inc. 5.45%, 6/15/21		415	468,521
Genworth Financial, Inc. 6.515%, 5/22/18		101	100,667
Hartford Financial Services Group, Inc. 5.125%, 4/15/22		275	277,760
5.50%, 3/30/20		24	25,118
6.10%, 10/01/41		165	160,402
Humana, Inc. 6.45%, 6/01/16		40	45,736
7.20%, 6/15/18		155	187,168
Lincoln National Corp. 8.75%, 7/01/19		175	223,851
Markel Corp. 7.125%, 9/30/19		289	334,064
Marsh & McLennan Cos., Inc. 5.375%, 7/15/14		207	222,458
MetLife, Inc. 5.70%, 6/15/35		90	105,287
7.717%, 2/15/19		180	228,394
Nationwide Financial Services, Inc. 5.375%, 3/25/21(b)		165	171,734
Nationwide Mutual Insurance Co. 9.375%, 8/15/39(b)		125	159,808
XL Group PLC 5.25%, 9/15/14		151	160,079

			3,142,782

Other Finance – 0.0%
ORIX Corp. 4.71%, 4/27/15		46	48,337

REITS – 0.4%
HCP, Inc. 5.375%, 2/01/21		394	434,077
Health Care REIT, Inc. 5.25%, 1/15/22		410	434,093

			868,170

			10,168,790

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	17

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Utility – 1.9%
Electric – 0.7%
Allegheny Energy Supply Co. LLC 5.75%, 10/15/19(b)	U.S.$	130	$143,253
Constellation Energy Group, Inc. 5.15%, 12/01/20		215	238,312
FirstEnergy Solutions Corp. 6.05%, 8/15/21		80	90,519
6.80%, 8/15/39		80	88,427
MidAmerican Energy Holdings Co. 6.125%, 4/01/36		340	414,199
Nisource Finance Corp. 6.125%, 3/01/22		95	113,442
6.15%, 3/01/13		57	59,382
6.80%, 1/15/19		75	89,688
Ohio Power Co. Series F 5.50%, 2/15/13		16	16,575
Pacific Gas & Electric Co. 4.50%, 12/15/41		160	163,724
TECO Finance, Inc. 4.00%, 3/15/16		45	48,139

			1,465,660

Natural Gas – 1.2%
DCP Midstream LLC 9.75%, 3/15/19(b)		20	25,874
Energy Transfer Partners LP 5.95%, 2/01/15		150	164,483
6.125%, 2/15/17		145	161,682
Enterprise Products Operating LLC 5.20%, 9/01/20		145	165,876
EQT Corp. 8.125%, 6/01/19		62	74,182
Kinder Morgan Energy Partners LP 3.95%, 9/01/22		321	323,262

4.15%, 3/01/22		104	106,400
ONEOK, Inc. 4.25%, 2/01/22		425	441,660
Spectra Energy Capital LLC 6.20%, 4/15/18		265	311,664
8.00%, 10/01/19		25	32,183
Talent Yield Investments Ltd. 4.50%, 4/25/22(b)		480	475,621

			2,282,887

			3,748,547

18	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Non Corporate Sectors – 0.3%
Agencies - Not Government Guaranteed – 0.3%
Gazprom OAO Via Gaz Capital SA 6.212%, 11/22/16(b)	U.S.$	320	$349,600
Petrobras International Finance Co. - Pifco 5.75%, 1/20/20		270	301,363

			650,963

Total Corporates - Investment Grades (cost $27,415,691)			27,820,404

ASSET-BACKED SECURITIES – 5.0%
Autos - Fixed Rate – 2.6%
AmeriCredit Automobile Receivables Trust Series 2011-3, Class A2 0.84%, 11/10/14		830	830,945
Series 2011-4, Class A2 0.92%, 3/09/15		195	194,751
Bank of America Auto Trust Series 2012-1, Class A4 1.03%, 12/15/16		380	379,884
CarMax Auto Owner Trust Series 2011-3, Class A3 1.07%, 6/15/16		171	170,903
Exeter Automobile Receivables Trust Series 2012-1A, Class A 2.02%, 8/15/16(b)		320	319,568
Ford Credit Auto Lease Trust Series 2011-A, Class A2 0.74%, 9/15/13		268	268,534
Series 2011-B, Class A2 0.82%, 1/15/14		449	449,538
Huntington Auto Trust Series 2011-1A, Class A3 1.01%, 1/15/16(b)		187	187,998
Hyundai Auto Lease Securitization Trust Series 2011-A, Class A2 0.69%, 11/15/13(b)		214	214,044
Mercedes-Benz Auto Lease Trust Series 2011-B, Class A2 0.90%, 1/15/14(b)		493	493,662
Series 2012-A, Class A2 0.66%, 4/15/14		546	545,991
Nissan Auto Lease Trust Series 2012-A, Class A2A 0.68%, 7/15/14		400	400,113

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	19

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Porsche Innovative Lease Owner Trust Series 2011-1, Class A3 1.09%, 9/22/14(b)	U.S.$	450	$450,745
SMART Trust/Australia Series 2011-2USA, Class A2A 1.22%, 11/14/13(b)		297	297,408

			5,204,084

Credit Cards - Floating Rate – 1.2%
American Express Credit Account Master Trust Series 2011-1, Class A 0.41%, 4/17/17(d)		680	680,651
GE Capital Credit Card Master Note Trust Series 2011-1, Class A 0.79%, 1/15/17(d)		165	166,056
Series 2011-2, Class A 0.72%, 5/15/19(d)		580	583,708
Penarth Master Issuer PLC Series 2010-2A, Class A2 0.99%, 12/18/14(b)(d)		480	481,213
Series 2012-1A, Class A1 0.81%, 3/18/14(b)(d)		514	514,437

			2,426,065

Autos - Floating Rate – 0.5%
Ford Credit Floorplan Master Owner Trust Series 2012-1, Class A 0.71%, 1/15/16(d)		754	756,204
Hyundai Floorplan Master Owner Trust Series 2009-1A, Class A 1.49%, 11/17/14(b)(d)		160	160,516

			916,720

Other ABS - Fixed Rate – 0.4%
CIT Equipment Collateral Series 2012-VT1, Class A3 1.10%, 8/22/16(b)		262	261,736
CNH Equipment Trust Series 2012-A, Class A3 0.94%, 5/15/17		340	340,935
GE Equipment Midticket LLC Series 2011-1, Class A3 1.00%, 8/24/15		145	145,162

			747,833

Other ABS - Floating Rate – 0.3%
GE Dealer Floorplan Master Note Trust Series 2012-1, Class A 0.81%, 2/20/17(d)		595	597,025

Total Asset-Backed Securities (cost $9,879,304)			9,891,727

20	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

COMMERCIAL MORTGAGE-BACKED SECURITIES – 4.3%
Non-Agency Fixed Rate CMBS – 3.8%
Banc of America Merrill Lynch Commercial Mortgage, Inc. Series 2006-5, Class A4 5.414%, 9/10/47	U.S.$	80	$89,010
Bear Stearns Commercial Mortgage Securities Series 2006-PW12, Class A4 5.902%, 9/11/38		75	85,414
Commercial Mortgage Pass Through Certificates Series 2006-C8, Class A4 5.306%, 12/10/46		55	61,718
Credit Suisse First Boston Mortgage Securities Corp. Series 2005-C1, Class A4 5.014%, 2/15/38		380	412,936
Greenwich Capital Commercial Funding Corp. Series 2005-GG3, Class A4 4.799%, 8/10/42		530	571,249
Series 2007-GG9, Class A4 5.444%, 3/10/39		760	841,011
GS Mortgage Securities Corp. II Series 2006-GG6, Class A2 5.506%, 4/10/38		25	24,864
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2006-CB15, Class A4 5.814%, 6/12/43		503	565,670
Series 2006-CB16, Class A4 5.552%, 5/12/45		80	90,049
Series 2007-LD11, Class A4 6.003%, 6/15/49		885	978,853
Series 2007-LDPX, Class A3 5.42%, 1/15/49		435	484,671
Series 2010-C2, Class A1 2.749%, 11/15/43(b)		386	398,555
LB-UBS Commercial Mortgage Trust Series 2004-C4, Class A4 5.449%, 6/15/29		70	75,077
Series 2006-C1, Class A4 5.156%, 2/15/31		38	42,684
Series 2006-C4, Class A4 6.067%, 6/15/38		60	68,463
Series 2007-C1, Class A4 5.424%, 2/15/40		1,100	1,243,159
Series 2007-C2, Class A3 5.43%, 2/15/40		865	955,485

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	21

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Merrill Lynch Mortgage Trust Series 2005-CIP1, Class A2 4.96%, 7/12/38	U.S.$	420	$426,065
Merrill Lynch/Countrywide Commercial Mortgage Trust Series 2006-3, Class A4 5.414%, 7/12/46		25	27,959
Series 2007-9, Class A4 5.70%, 9/12/49		125	137,188

			7,580,080

Non-Agency Floating Rate CMBS – 0.5%
CW Capital Cobalt Ltd. Series 2007-C3, Class A4 6.01%, 5/15/46		895	984,716

Total Commercial Mortgage-Backed Securities (cost $8,421,851)			8,564,796

MORTGAGE PASS-THROUGHS – 3.7%
Agency Fixed Rate 30-Year – 3.4%
Federal National Mortgage Association 3.50%, 12/01/41		2,068	2,149,237
6.00%, 10/01/38-10/01/40		4,057	4,482,944

			6,632,181

Agency ARMs – 0.3%
Federal Home Loan Mortgage Corp. 5.159%, 11/01/35(d)		623	656,561

Total Mortgage Pass-Throughs (cost $7,234,647)			7,288,742

AGENCIES – 0.9%
Agency Debentures – 0.9%
Federal Home Loan Mortgage Corp. 2.375%, 1/13/22 (cost $1,751,024)		1,761	1,771,631

CORPORATES - NON-INVESTMENT GRADES – 0.8%
Industrial – 0.7%
Basic – 0.2%
LyondellBasell Industries NV 5.75%, 4/15/24(b)		405	414,027

Capital Goods – 0.2%
Ball Corp. 5.00%, 3/15/22		255	259,462

22	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

BE Aerospace, Inc. 5.25%, 4/01/22	U.S.$	260	$265,200

			524,662

Consumer Cyclical - Other – 0.2%
Host Hotels & Resorts LP 5.25%, 3/15/22(b)		175	173,906
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. 5.375%, 3/15/22(b)		260	257,400

			431,306

Energy – 0.1%
Cimarex Energy Co. 5.875%, 5/01/22		134	138,690

			1,508,685

Utility – 0.1%
Electric – 0.1%
CMS Energy Corp. 5.05%, 3/15/22		144	146,578

Total Corporates - Non-Investment Grades (cost $1,636,199)			1,655,263

QUASI-SOVEREIGNS – 0.8%
Quasi-Sovereign Bonds – 0.8%
Indonesia – 0.2%
Perusahaan Listrik Negara PT 5.50%, 11/22/21(b)		355	366,537

Kazakhstan – 0.2%
KazMunayGas National Co. 7.00%, 5/05/20(b)		324	371,385

Malaysia – 0.2%
Petronas Capital Ltd. 5.25%, 8/12/19(b)		310	352,340

South Korea – 0.2%
Korea National Oil Corp. 3.125%, 4/03/17(b)		450	452,936

Total Quasi-Sovereigns (cost $1,511,177)			1,543,198

GOVERNMENTS - SOVEREIGN BONDS – 0.3%
Poland – 0.0%
Poland Government International Bond 3.875%, 7/16/15		16	16,840

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	23

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Qatar – 0.2%
State of Qatar 4.50%, 1/20/22(b)	U.S.$	360	$379,800

Russia – 0.1%
Russian Foreign Bond - Eurobond 7.50%, 3/31/30(b)		76	91,770

Total Governments - Sovereign Bonds (cost $457,866)			488,410

BANK LOANS – 0.1%
Industrial – 0.1%
Technology – 0.1%
Lawson Software, Inc. (fka SoftBrands, Inc.) 6.25%, 4/05/18(d) (cost $247,523)		250	253,125

GOVERNMENTS - SOVEREIGN AGENCIES – 0.0%
Australia – 0.0%
Suncorp-Metway Ltd. 1.967%, 7/16/12(b)(d) (cost $45,132)		45	45,147

COLLATERALIZED MORTGAGE OBLIGATIONS – 0.0%
Non-Agency Fixed Rate – 0.0%
Merrill Lynch Mortgage Investors, Inc. Series 2005-A9, Class 2A1A 2.619%, 12/25/35 (cost $795)		1	874

		Shares
SHORT-TERM INVESTMENTS – 0.4%
Investment Companies – 0.4%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.12%(e) (cost $718,052)		718,052	718,052

Total Investments – 127.1% (cost $243,951,535)			251,769,061
Other assets less liabilities – (27.1)%			(53,694,642)

Net Assets – 100.0%			$198,074,419

24	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

Portfolio of Investments

FUTURES CONTRACTS (see Note D)

Type	Number of Contracts	Expiration Month	Original Value	Value at April 30, 2012	Unrealized Appreciation/ (Depreciation)
Sold Contracts
U.S. T-Bond 30 Yr Futures	26	June 2012	$3,679,203	$3,714,750	$(35,547)
U.S. T-Note 2 Yr Futures	32	June 2012	7,047,788	7,057,500	(9,712)
U.S. T-Note 5 Yr Futures	31	June 2012	3,826,120	3,837,703	(11,583)
U.S. T-Note 10 Yr Futures	55	June 2012	7,166,204	7,275,468	(109,264)

					$(166,106)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty & Description	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at April 30, 2012	Unrealized Appreciation/ (Depreciation)
Buy Contracts
State Street Bank and Trust Co.:
Canadian Dollar settling 5/15/12	2,012	$2,044,481	$2,035,845	$(8,636)
Euro settling 5/14/12(1)	615	806,920	813,716	6,796
Indian Rupee settling 6/15/12(2)	49,704	935,675	935,171	(504)
Mexican Peso settling 5/15/12(3)	14,455	1,098,934	1,108,404	9,470
Mexican Peso settling 6/14/12	10,396	786,531	794,977	8,446
New Zealand Dollar settling 5/31/12	1,062	869,052	866,607	(2,445)
New Zealand Dollar settling 5/31/12	1,249	1,022,465	1,019,588	(2,877)
Norwegian Krone settling 5/23/12	1,207	208,132	210,777	2,645
Norwegian Krone settling 5/23/12	9,745	1,702,451	1,701,412	(1,039)
South African Rand settling 5/14/12	6,345	813,903	814,877	974

Sale Contracts
State Street Bank and Trust Co.:
Canadian Dollar settling 5/15/12	923	923,767	934,178	(10,411)
Canadian Dollar settling 5/15/12(3)	1,100	1,098,934	1,113,259	(14,325)
Euro settling 5/10/12	3,330	4,444,203	4,407,925	36,278
Euro settling 5/10/12	139	185,208	183,890	1,318
Euro settling 5/10/12	227	295,867	299,912	(4,045)
Japanese Yen settling 5/11/12	16,848	204,830	211,044	(6,214)
Japanese Yen settling 5/11/12	60,175	722,440	753,750	(31,310)
South African Rand settling 5/14/12(1)	6,345	806,920	814,877	(7,957)

				$(23,836)

(1)	Represents a cross currency of Euro and South African Rand.

(2)	Contract represents non-deliverable forward where payment is received from or paid to a counterparty based on the net realized gain/loss on settlement date.

(3)	Represents a cross currency of Mexican Peso and Canadian Dollar.

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	25

Portfolio of Investments

INTEREST RATE SWAP TRANSACTIONS (see Note D)

				Rate Type
Swap Counterparty		Notional Amount (000)	Termination Date	Payments made by the Portfolio	Payments received by the Portfolio	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	$	7,310	6/7/13	0.627%	3 Month LIBOR	$(22,493)
Barclays Bank PLC		1,000	11/17/13	1.059%	3 Month LIBOR	(12,098)
Barclays Bank PLC		850	1/17/22	2.05%	3 Month LIBOR	(8,321)
JPMorgan Chase Bank, N.A.	AUD	5,460	4/16/14	3.869%	3 Month BBR	(21,933)
JPMorgan Chase Bank, N.A.	$	1,680	4/26/22	2.081%	3 Month LIBOR	(6,999)
JPMorgan Chase Bank, N.A.		7,780	10/13/13	0.687%	3 Month LIBOR	(20,035)
Morgan Stanley Capital Services Inc.		9,790	3/12/14	0.563%	3 Month LIBOR	(4,424)
Morgan Stanley Capital Services Inc.	CAD	2,160	4/24/22	2.54%	3 Month CDOR	(3,547)
Morgan Stanley Capital Services Inc.	$	830	3/6/42	2.804%	3 Month LIBOR	(817)
Morgan Stanley Capital Services Inc.		1,100	2/21/42	2.813%	3 Month LIBOR	(4,209)

						$(104,876)

CREDIT DEFAULT SWAP CONTRACTS ON INDICES (see Note D)

Swap Counterparty & Referenced Obligation	Fixed Deal (Pay) Receive Rate	Implied Credit Spread at April 30, 2012	Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts
Bank of America, N.A.:
CDX-NAIGS18V1- 5 Year 6/20/17*	1.00%	0.95%	$3,650	$13,650	$20,490	$(6,840)
Morgan Stanley Capital Services Inc.:
CDX-NAIGS17V1- 5 Year Index, 12/20/16*	1.00	0.89	3,090	19,141	(53,428)	72,569

						$65,729

*	Termination date

26	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

Portfolio of Investments

REVERSE REPURCHASE AGREEMENTS (see Note D)

Broker	Interest Rate	Maturity	U.S. $ Value at April 30, 2012
Bank of America+	0.18%	—	$11,854,089
Barclays+	0.16%	—	15,038,049
Barclays	0.22%	5/17/12	15,982,622
Goldman	0.21%	5/10/12	7,801,711

			$50,676,471

+	The reverse repurchase agreement matures on demand. The Interest rate shown is a variable rate and was in effect on April 30, 2012

(a)	Position, or a portion thereof, has been segregated to collateralize reverse repurchase agreements. The market value of the collateral amounted to $53,969,225.

(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2012, the aggregate market value of these securities amounted to $10,375,645 or 5.2% of net assets.

(c)	Indicates a security that has a zero coupon that remains in effect until a predetermined date at which time the stated coupon rate becomes effective until final maturity.

(d)	Floating Rate Security. Stated interest rate was in effect at April 30, 2012.

(e)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:

AUD – Australian Dollar

CAD – Canadian Dollar

EUR – Euro

Glossary:

ABS – Asset-Backed Securities

ARMs – Adjustable Rate Mortgages

BBR – Bank of England Base Rate

CDOR – Canadian Dealer Offered Rate

CDX-NAIG – North American Investment Grade Credit Default Swap Index

CMBS – Commercial Mortgage-Backed Securities

LIBOR – London Interbank Offered Rates

REIT – Real Estate Investment Trust

TIPS – Treasury Inflation Protected Security

See notes to financial statements.

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	27

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

April 30, 2012 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $243,233,483)	$251,051,009
Affiliated issuers (cost $718,052)	718,052
Cash	162,250	(a)
Receivable for investment securities sold	4,962,430
Receivable for capital stock sold	2,210,442
Interest and dividends receivable	1,284,395
Unrealized appreciation on credit default swap contracts	72,569
Unrealized appreciation of forward currency exchange contracts	65,927
Premium paid on credit default swap contracts	20,490
Receivable due from Adviser	12,088

Total assets	260,559,652

Liabilities
Payable for reverse repurchase agreements	50,676,471
Payable for investment securities purchased	11,296,005
Payable for capital stock redeemed	143,109
Unrealized depreciation on interest rate swap contracts	104,876
Unrealized depreciation of forward currency exchange contracts	89,763
Premium received on credit default swap contracts	53,428
Administrative fee payable	24,998
Distribution fee payable	20,728
Transfer Agent fee payable	13,627
Payable for variation margin on futures contracts	12,406
Unrealized depreciation on credit default swap contracts	6,840
Accrued expenses	42,982

Total liabilities	62,485,233

Net Assets	$198,074,419

Composition of Net Assets
Capital stock, at par	$178,618
Additional paid-in capital	190,433,730
Undistributed net investment income	505,242
Accumulated net realized loss on investment and foreign currency transactions	(631,430)
Net unrealized appreciation on investments and foreign currency denominated assets and liabilities	7,588,259

	$198,074,419

See notes to financial statements.

28	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

Statement of Assets & Liabilities

Net Asset Value Per Share—24 billion shares of capital stock authorized, $.01 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$13,324,256	1,198,008	$11.12	*

C	$7,706,565	696,878	$11.06

Advisor	$2,970,428	266,692	$11.14

R	$565,020	50,912	$11.10

K	$1,446,234	130,235	$11.10

I	$174,646	15,757	$11.08

1	$149,905,368	13,519,351	$11.09

2	$21,981,902	1,983,953	$11.08

*	The maximum offering price per share for Class A shares was $11.61 which reflects a sales charge of 4.25%.
(a)	An amount of $162,250 has been segregated to collateralize margin requirements for open futures contracts outstanding at April 30, 2012.

See notes to financial statements.

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	29

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Six Months Ended April 30, 2012 (unaudited)

Investment Income
Interest	$1,254,728
Dividends—Affiliated issuers	671	$1,255,399

Expenses
Advisory fee (see Note B)	403,554
Distribution fee—Class A	15,518
Distribution fee—Class C	36,059
Distribution fee—Class R	1,271
Distribution fee—Class K	1,323
Distribution fee—Class 1	60,340
Transfer agency—Class A	6,151
Transfer agency—Class C	4,387
Transfer agency—Advisor Class	1,377
Transfer agency—Class R	583
Transfer agency—Class K	999
Transfer agency—Class I	75
Transfer agency—Class 1	10,324
Transfer agency—Class 2	1,641
Registration fees	86,821
Custodian	69,766
Administrative	40,439
Audit	26,153
Legal	19,692
Printing	12,645
Directors’ fees	6,722
Miscellaneous	6,432

Total expenses before interest expense	812,272
Interest expense	38,348

Total expenses	850,620
Less: expenses waived and reimbursed by the Adviser (see Note B)	(334,563)

Net expenses		516,057

Net investment income		739,342

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions		512,729
Futures contracts		(181,195)
Swap contracts		(615)
Foreign currency transactions		(1,895)
Net change in unrealized appreciation/depreciation of:
Investments		4,279,454
Futures contracts		(221,650)
Swap contracts		64,969
Foreign currency denominated assets and liabilities		6,673

Net gain on investment and foreign currency transactions		4,458,470

Net Increase in Net Assets from Operations		$5,197,812

See notes to financial statements.

30	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended April 30, 2012 (unaudited)	Year Ended October 31, 2011
Increase (Decrease) in Net Assets from Operations
Net investment income	$739,342	$2,284,417
Net realized gain (loss) on investment and foreign currency transactions	329,024	(736,597)
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	4,129,446	2,672,677

Net increase in net assets from operations	5,197,812	4,220,497
Dividends to Shareholders from
Net investment income
Class A	(27,292)	(157,776)
Class C	(7,123)	(134,028)
Advisor Class	(9,056)	(57,766)
Class R	(575)	(11,992)
Class K	(2,117)	(11,295)
Class I	(628)	(359)
Class 1	(459,384)	(1,251,995)
Class 2	(80,393)	(519,549)
Capital Stock Transactions
Net increase	51,743,179	121,908,504

Total increase	56,354,423	123,984,241
Net Assets
Beginning of period	141,719,996	17,735,755

End of period (including undistributed net investment income of $505,242 and $352,468, respectively)	$198,074,419	$141,719,996

See notes to financial statements.

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	31

Statement of Changes in Net Assets

STATEMENT OF CASH FLOWS

Six Months Ended April 30, 2012 (unaudited)

Increase (Decrease) in Cash from Operating Activities:
Interest and dividends received	$1,569,366
Interest expense paid	(38,348)
Operating expenses paid	(517,740)
Purchases of long-term investments	(127,807,049)
Proceeds from disposition of long-term investments	48,184,512
Purchases of short-term investments, net	(522,590)
Proceeds from swap contracts, net	188,779
Variation margin paid on futures contracts	(464,376)

Net decrease in cash from operating activities		$(79,407,446)
Financing Activities:
Cash dividends paid (net of dividend reinvestments)	(505,748)
Subscriptions of capital stock, net	50,359,724
Increase in reverse repurchase agreements	29,555,362

Net increase in cash from financing activities		79,409,338
Effect of exchange rate on cash		46,426

Net increase in cash		48,318
Cash at beginning of period		113,932

Cash at end of period		$162,250

Reconciliation of Net Increase in Net Assets from Operations to Net Decrease in Cash from Operating Activities:
Net increase in net assets from operations		$5,197,812
Adjustments:
Increase in interest and dividends receivable	$(388,303)
Net accretion of bond discount and amortization of bond premium	1,537,103
Inflation Index Income	(834,833)
Decrease in accrued expenses	(40,031)
Purchases of long-term investments	(127,807,049)
Proceeds from disposition of long-term investments	48,184,512
Purchases of short-term investments, net	(522,590)
Proceeds on swap contracts, net	188,779
Variation margin paid on futures contracts	(464,376)
Net realized gain on investment and foreign currency transactions	(329,024)
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(4,129,446)

Total adjustments		(84,605,258)

Net decrease in cash from operating activities		$(79,407,446)

See notes to financial statements.

32	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

Statement of Cash Flows

NOTES TO FINANCIAL STATEMENTS

April 30, 2012 (unaudited)

NOTE A

Significant Accounting Policies

AllianceBernstein Bond Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund, which is a Maryland corporation, operates as a series company currently comprised of five portfolios: the Intermediate Bond Portfolio, the Bond Inflation Strategy Portfolio, the Municipal Bond Inflation Strategy Portfolio, the Real Asset Strategy Portfolio and the Limited Duration High Income Portfolio. The Intermediate Bond Portfolio commenced operations on July 1, 1999. The Bond Inflation Strategy Portfolio and Municipal Bond Inflation Strategy Portfolio commenced operations on January 26, 2010. The Real Asset Strategy Portfolio commenced operations on March 8, 2010. The Limited Duration High Income Portfolio commenced operations on December 7, 2011. Each Portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the Bond Inflation Strategy Portfolio. The Bond Inflation Strategy Portfolio (the “Strategy”) offers Class A, Class C, Advisor Class, Class R, Class K, Class I, Class 1 and Class 2 shares. Class 1 shares are sold only to the private clients of Sanford C. Bernstein & Co. LLC by its registered representatives. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R, Class K, and Class 1 shares are sold without an initial or contingent deferred sales charge. Advisor Class, Class I, and Class 2 shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All eight classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Strategy.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	33

Notes to Financial Statements

In general, the market value of securities which are readily available and deemed reliable are determined as follows: Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter market (“OTC”) put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures contracts are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investments in money market funds are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Strategy may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Strategy values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Strategy would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The U.S. GAAP disclosure requirements establish a

34	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

Notes to Financial Statements

framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Strategy. Unobservable inputs reflect the Strategy’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Strategy’s own assumptions in determining the fair value of investments)

The following table summarizes the valuation of the Strategy’s investments by the above fair value hierarchy levels as of April 30, 2012:

Investments in Securities:	Level 1			Level 2		Level 3			Total
Assets:
Inflation-Linked Securities	$	– 0	–	$191,727,692		$	– 0	–	$191,727,692
Corporates—Investment Grades		– 0	–	27,820,404			– 0	–	27,820,404
Asset-Backed Securities		– 0	–	8,546,869			1,344,858		9,891,727
Commercial Mortgage-Backed Securities		– 0	–	4,265,395			4,299,401		8,564,796
Mortgage Pass-Throughs		– 0	–	7,288,742			– 0	–	7,288,742
Agencies		– 0	–	1,771,631			– 0	–	1,771,631
Corporates—Non-Investment Grades		– 0	–	1,655,263			– 0	–	1,655,263
Quasi-Sovereigns		– 0	–	1,543,198			– 0	–	1,543,198
Governments—Sovereign Bonds		– 0	–	488,410			– 0	–	488,410
Bank Loans		– 0	–	– 0	–		253,125		253,125
Governments—Sovereign Agencies		– 0	–	45,147			– 0	–	45,147
Collateralized Mortgage Obligations		– 0	–	– 0	–		874		874
Short-Term Investments		718,052		– 0	–		– 0	–	718,052

Total Investments in Securities		718,052		245,152,751			5,898,258		251,769,061
Other Financial Instruments*:
Assets:
Forward Currency Exchange Contracts		– 0	–	65,927			– 0	–	65,927
Credit Default Swap Contracts		– 0	–	72,569			– 0	–	72,569

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	35

Notes to Financial Statements

Investments in Securities:	Level 1		Level 2			Level 3			Total
Liabilities:
Futures Contracts	$(166,106)		$	– 0	–	$	– 0	–	$(166,106)#
Forward Currency Exchange Contracts	– 0	–		(89,763)			– 0	–	(89,763)
Interest Rate Swap Contracts	– 0	–		(104,876)			– 0	–	(104,876)
Credit Default Swap Contracts	– 0	–		(6,840)			– 0	–	(6,840)

Total	$551,946			$245,089,768			$5,898,258		$251,539,972

*	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

#	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of futures contracts as reported in the portfolio of investments.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value. The transfers between levels of the fair value hierarchy assumes the financial instrument was transferred at the beginning of the reporting period.

	Asset-Backed Securities		Commercial Mortgage-Backed Securities		Bank Loans
Balance as of 10/31/11	$144,901		$438,694		$	– 0	–
Accrued discounts/(premiums)	1		(4,087)			23
Realized gain (loss)	– 0	–	– 0	–		– 0	–
Change in unrealized appreciation/depreciation	3,269		37,120			5,602
Purchases	1,196,687		3,827,674			247,500
Sales	– 0	–	– 0	–		– 0	–
Transfers in to Level 3	– 0	–	– 0	–		– 0	–
Transfers out of Level 3	– 0	–	– 0	–		– 0	–

Balance as of 4/30/12	$1,344,858		$4,299,401			$253,125

Net change in unrealized appreciation/depreciation from Investments held as of 4/30/12*	$3,269		$37,120			$5,602

	Collateralized Mortgage Obligations		Total
Balance as of 10/31/11	$2,014		$585,609
Accrued discounts/(premiums)	3		(4,060)
Realized gain (loss)	110		110
Change in unrealized appreciation/depreciation	(104)		45,887
Purchases	– 0	–	5,271,861
Sales	(1,149)		(1,149)
Transfers in to Level 3	– 0	–	– 0	–
Transfers out of Level 3	– 0	–	– 0	–

Balance as of 4/30/12	$874		$5,898,258

Net change in unrealized appreciation/depreciation from Investments held as of 4/30/12*	$(104)		$45,887

*	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation of investments in the accompanying statement of operations.

36	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

Notes to Financial Statements

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Strategy’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

4. Taxes

It is the Strategy’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Strategy may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Strategy’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (all years since inception of the Strategy) and has concluded that no provision for income tax is required in the Strategy’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Strategy is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Strategy amortizes premiums and accretes discounts as adjustments to interest income.

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	37

Notes to Financial Statements

6. Class Allocations

All income earned and expenses incurred by the Strategy are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Strategy represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to each Strategy in proportion to net assets. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Strategy pays the Adviser an advisory fee at an annual rate of .50% of the first $2.5 billion, ..45% of the next $2.5 billion and .40% in excess of $5 billion, of the Strategy’s average daily net assets. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to .75%, 1.45%, .45%, .95%, .70%, .45%, .55% and .45% of the daily average net assets for the Class A, Class C, Advisor Class, Class R, Class K, Class I, Class 1, and Class 2 shares, respectively. Under the agreement, fees waived and expenses borne by the Adviser are subject to repayment by the Strategy until January 26, 2013. No repayment will be made that would cause the Strategy’s total annualized operating expenses to exceed the net fee percentage set forth above, or would have exceeded the amount of offering expenses as recorded by the Strategy before January 26, 2011. The fee waiver and/or expense reimbursement agreement will remain in effect until January 31, 2013 and will be automatically extended for one-year terms unless terminated by the Adviser upon 60 days’ notice to the Strategy prior to the end of the Strategy’s fiscal year. For the six months ended April 30, 2012, such reimbursement amounted to $334,563, which is subject to repayment, not to exceed the amount of offering expenses.

Pursuant to the investment advisory agreement, the Strategy may reimburse the Adviser for certain legal and accounting services provided to the Strategy by the Adviser. For the six months ended April 30, 2012, such fee amounted to $40,439.

38	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

Notes to Financial Statements

The Strategy compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Strategy. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $17,485 for the six months ended April 30, 2012.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Strategy’s shares. The Distributor has advised the Strategy that it has retained front-end sales charges of $2,751 from the sale of Class A shares and received $89 in contingent deferred sales charges imposed upon redemptions by shareholders of Class C shares for the six months ended April 30, 2012.

The Strategy may invest in the AllianceBernstein Fixed-Income Shares, Inc.—Government STIF Portfolio (“Government STIF Portfolio”), an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Strategy’s transactions in shares of the Government STIF Portfolio for the six months ended April 30, 2012 is as follows:

Market Value October 31, 2011 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value April 30, 2012 (000)	Dividend Income (000)
$ 195	$50,305	$49,782	$718	$1

Brokerage commissions paid on investment transactions for the six months ended April 30, 2012 amounted to $936, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Strategy has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Strategy pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Strategy’s average daily net assets attributable to Class A shares, 1% of the Strategy’s average daily net assets attributable to Class C shares, .50% of the Strategy’s average daily net assets attributable to Class R shares , .25% of the Strategy’s average daily net assets attributable to Class K shares and .10% of the Strategy’s average daily net assets attributable to Class 1 shares. There are no distribution and servicing fees on the Advisor Class,

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	39

Notes to Financial Statements

Class I, and Class 2 shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Strategy’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Strategy in the amounts of $213,745, $14,348, $11,807 and $526,313 for Class C, Class R, Class K and Class 1 shares, respectively. While such costs may be recovered from the Strategy in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Strategy’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended April 30, 2012 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$36,028,756	$10,975,797
U.S. government securities	93,818,868	24,877,326

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding futures, foreign currency and swap transactions) are as follows:

Gross unrealized appreciation	$7,966,340
Gross unrealized depreciation	(148,814)

Net unrealized appreciation	$7,817,526

1. Derivative Financial Instruments

The Strategy may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Strategy, as well as the methods in which they may be used are:

•	Futures Contracts

The Strategy may buy or sell futures contracts for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market or for investment purposes. The Strategy bears

40	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

Notes to Financial Statements

the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures contracts and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Strategy may purchase or sell futures contracts for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Strategy enters into a futures contract, the Strategy deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Pursuant to the contract, the Strategy agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Strategy as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures contracts is generally less than privately negotiated futures contracts, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements). When the contract is closed, the Strategy records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures contracts subjects the Strategy to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Strategy to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the six months ended April 30, 2012, the Strategy held futures contracts for hedging and non-hedging purposes.

•	Forward Currency Exchange Contracts

The Strategy may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	41

Notes to Financial Statements

closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Strategy. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars reflects the total exposure the Strategy has in that particular currency contract.

During the six months ended April 30, 2012, the Strategy held forward currency exchange contracts for hedging and non-hedging purposes.

•	Swap Agreements

The Strategy may enter into swaps to hedge its exposure to interest rates, credit risk, or currencies. The Strategy may also enter into swaps for non-hedging purposes as a means of gaining market exposures, including by making direct investments in foreign currencies, as described below under “Currency Transactions”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Strategy in accordance with the terms of the respective swap agreements to provide value and recourse to the Strategy or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap agreement.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Strategy, and/or the termination value at the end of the contract. Therefore, the Strategy considers the creditworthiness of each counterparty to a swap contract in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Strategy and the counterparty and by the posting of collateral by the counterparty to the Strategy to cover the Strategy’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Strategy accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swap contracts.

42	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

Notes to Financial Statements

Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation/depreciation of swap contracts on the statement of operations.

Interest Rate Swaps:

The Strategy is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Strategy holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Strategy may enter into interest rate swap contracts. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Strategy may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Strategy may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Strategy anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Strategy with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Strategy receiving or paying, as the case may be, only the net amount of the two payments).

During the six months ended April 30, 2012, the Strategy held interest rate swap contracts for hedging and non-hedging purposes.

Credit Default Swaps:

The Strategy may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Strategy, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Strategy may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap agreement, the Strategy receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. The accrual for these interim payments is recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities. Upfront premiums paid or received in connection with credit default swap contracts are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. If the

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	43

Notes to Financial Statements

Strategy is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap agreement, the Strategy will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap contract (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

Credit default swaps may involve greater risks than if a Strategy had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Strategy is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Strategy is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Strategy coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Strategy.

During the six months ended April 30, 2012, the Strategy held credit default swap contracts for hedging and non-hedging purposes.

Implied credit spreads utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

At April 30, 2012, the Strategy had a Sale Contract outstanding with a Maximum Payout Amount of $6,740,000, with net unrealized appreciation of $65,729, and a term of less than six years, as reflected in the portfolio of investments.

In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swap agreements entered into by the Strategy for the same reference obligation with the same counterparty.

44	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

Notes to Financial Statements

Documentation governing the Strategy’s OTC derivatives may contain provisions for early termination of such transaction in the event the net assets of the Strategy decline below specific levels set forth in the documentation (“net asset contingent features”). If these levels are triggered, the Strategy’s counterparty has the right to terminate such transaction and require the Strategy to pay or receive a settlement amount in connection with the terminated transaction. As of April 30, 2012, the Strategy had OTC derivatives with contingent features in liability positions in the amount of $135,552. If a trigger event had occurred at April 30, 2012, for those derivatives in a net liability position, an amount of $135,552 would be required to be posted by the Strategy.

At April 30, 2012, the Strategy had entered into the following derivatives:

	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	$65,927	Unrealized depreciation of forward currency exchange contracts	$89,763

Credit contracts	Unrealized appreciation on credit default swap contracts	72,569	Unrealized depreciation on credit default swap contracts	6,840

Interest rate contracts			Unrealized depreciation on interest rate swap contracts	104,876

Interest rate contracts			Receivable/Payable for variation margin on futures contracts	166,106	*

Total		$138,496		$367,585

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of futures contracts as reported in the portfolio of investments.

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	45

Notes to Financial Statements

The effect of derivative instruments on the statement of operations for the six months ended April 30, 2012:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	$(57,258)	$6,605

Credit contracts	Net realized gain (loss) on swap contracts; Net change in unrealized appreciation/depreciation of swap contracts	(98,128)	112,478

Interest rate contracts	Net realized gain (loss) on swap contracts; Net change in unrealized appreciation/depreciation of swap contracts	97,513	(47,509)

Interest rate contracts	Net realized gain (loss) on futures contracts; Net change in unrealized appreciation/depreciation of futures contracts	(181,195)	(221,650)

Total		$(239,068)	$(150,076)

For the six months ended April 30, 2012, the average monthly principal amount of foreign exchange contracts was $11,331,422, the average monthly original value of futures contracts was $14,640,321, the average monthly notional amount of interest rate swaps was $22,988,655 and the average monthly notional amount of credit default swaps was $5,168,783.

2. Currency Transactions

The Strategy may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Strategy may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Strategy may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Strategy and do not present attractive investment opportunities. Such

46	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

Notes to Financial Statements

transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Strategy may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

3. Dollar Rolls

The Strategy may enter into dollar rolls. Dollar rolls involve sales by the Strategy of securities for delivery in the current month and the Strategy’s simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Strategy forgoes principal and interest paid on the securities. The Strategy is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls involve the risk that the market value of the securities the Strategy is obligated to repurchase under the agreement may decline below the repurchase price. Dollar rolls are speculative techniques and may be considered to be borrowings by the Strategy. For the six months ended April 30, 2012, the Strategy earned drop income of $7,292 which is included in interest income in the accompanying statement of operations.

4. Reverse Repurchase Agreements

Under a reverse repurchase agreement, the Strategy sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Strategy enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having a value at least equal to the repurchase price. For the six months ended April 30, 2012, the average amount of reverse repurchase agreements outstanding was $39,297,903 and the daily weighted average interest rate was 0.19%.

NOTE E

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	Six Months Ended April 30, 2012 (unaudited)	Year Ended October 31, 2011	Six Months Ended April 30, 2012 (unaudited)	Year Ended October 31, 2011

Class A
Shares sold	571,523	1,032,165	$6,282,281	$10,994,239

Shares issued in reinvestment of dividends	1,765	10,506	19,320	111,667

Shares redeemed	(275,127)	(332,822)	(3,007,224)	(3,567,603)

Net increase	298,161	709,849	$3,294,377	$7,538,303

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	47

Notes to Financial Statements

	Shares			Amount
	Six Months Ended April 30, 2012 (unaudited)	Year Ended October 31, 2011		Six Months Ended April 30, 2012 (unaudited)	Year Ended October 31, 2011

Class C
Shares sold	161,374	408,141		$1,759,244	$4,291,840

Shares issued in reinvestment of dividends	574	11,342		6,221	120,164

Shares redeemed	(94,487)	(111,834)		(1,030,880)	(1,193,140)

Net increase	67,461	307,649		$734,585	$3,218,864

Advisor Class
Shares sold	83,722	126,758		$924,153	$1,352,392

Shares issued in reinvestment of dividends	586	3,896		6,435	41,346

Shares redeemed	(32,399)	(20,362)		(356,135)	(218,302)

Net increase	51,909	110,292		$574,453	$1,175,436

Class R
Shares sold	14,802	51,419		$162,828	$537,332

Shares issued in reinvestment of dividends	52	1,103		562	11,705

Shares redeemed	(9,214)	(8,250)		(101,202)	(87,747)

Net increase	5,640	44,272		$62,188	$461,290

Class K
Shares sold	77,768	38,162		$846,951	$406,275

Shares issued in reinvestment of dividends	193	1,059		2,117	11,180

Shares redeemed	(120)	(61,443)		(1,327)	(629,566)

Net increase (decrease)	77,841	(22,222)		$847,741	$(212,111)

Class I
Shares sold	22,186	8,810		$243,269	$94,772

Shares issued in reinvestment of dividends	53	– 0	–(a)	586	1

Shares redeemed	(13,528)	(2,764)		(148,675)	(29,936)

Net increase	8,711	6,046		$95,180	$64,837

Class 1
Shares sold	4,602,693	10,366,559		$50,406,092	$110,542,299

Shares issued in reinvestment of dividends	1,406	4,503		15,409	47,964

Shares redeemed	(840,343)	(616,467)		(9,169,515)	(6,605,107)

Net increase	3,763,756	9,754,595		$41,251,986	$103,985,156

48	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

Notes to Financial Statements

	Shares		Amount
	Six Months Ended April 30, 2012 (unaudited)	Year Ended October 31, 2011	Six Months Ended April 30, 2012 (unaudited)	Year Ended October 31, 2011

Class 2
Shares sold	619,059	1,614,483	$6,765,432	$17,013,084

Shares issued in reinvestment of dividends	2,757	19,819	30,170	209,346

Shares redeemed	(173,958)	(1,091,207)	(1,912,933)	(11,545,701)

Net increase	447,858	543,095	$4,882,669	$5,676,729

(a)	Share amount is less than one full share.

NOTE F

Risks Involved in Investing in the Strategy

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Strategy’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Strategy’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the real value of the Portfolio’s assets can decline as can the real value of the Portfolio’s distributions.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Strategy’s investments or reduce the returns of the Strategy. For example, the value of the Strategy’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	49

Notes to Financial Statements

markets are generally not as regulated as securities markets. Independent of the Strategy’s investments denominated in foreign currencies, the Strategy’s positions in various foreign currencies may cause the Strategy to experience investment losses due to the changes in exchange rates and interest rates.

Derivatives Risk—The Strategy may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Strategy, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Leverage Risk—When the Strategy borrows money or otherwise leverages its portfolio, it may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Strategy’s investments. The Strategy may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures contracts or by borrowing money. The use of derivative instruments by the Strategy, such as forwards, futures, options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Strategy than if the Strategy were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Indemnification Risk—In the ordinary course of business, the Strategy enters into contracts that contain a variety of indemnifications. The Strategy’s maximum exposure under these arrangements is unknown. However, the Strategy has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Strategy has not accrued any liability in connection with these indemnification provisions.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Strategy, participate in a $140 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Strategy did not utilize the Facility during the six months ended April 30, 2012.

50	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

Notes to Financial Statements

NOTE H

Distributions to Shareholders

The tax character of distributions to be paid for the year ending October 31, 2012 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended October 31, 2011 and October 31, 2010 were as follows:

	2011		2010
Distributions paid from:
Ordinary income	$2,144,760		$142,381

Total taxable distributions	2,144,760		142,381
Tax return of capital	– 0	–	7,052

Total distributions paid	$2,144,760		$149,433

As of October 31, 2011, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$275,693
Accumulated capital and other gains/losses	(904,494	)(a)
Unrealized appreciation/(depreciation)	3,499,054	(b)

Total accumulated earnings/(deficit)	$2,870,253	(c)

(a)	On October 31, 2011, the Strategy had a net capital loss carryforward of $904,494 which expires in the year 2019.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are primarily due to the tax deferral of losses on wash sales, the tax treatment of swap income, and the mark to market of forward foreign currency contracts and futures contracts.

(c)	The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable to amortization of offering costs.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Under the Regulated Investment Company Modernization Act of 2010, funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These post-enactment capital losses must be utilized prior to the pre-enactment capital losses, which are subject to expiration. Post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation.

NOTE I

Recent Accounting Pronouncements

In April 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) related to the accounting for repurchase agreements and similar agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. The ASU modifies the criteria for determining effective control of transferred assets and, as a result, certain agreements may now be accounted for as secured borrowings. The ASU

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	51

Notes to Financial Statements

is effective prospectively for new transfers and existing transactions that are modified in the first interim or annual period beginning on or after December 15, 2011. At this time, management is evaluating the implications of this ASU and its impact on the financial statements has not been determined.

In May 2011, the FASB issued an ASU to develop common requirements for measuring fair value and for disclosing information about fair value measurements in U.S. GAAP and International Financial Reporting Standards (“IFRS”). The amendments are intended to improve the comparability of fair value measurements presented and disclosed in the financial statements prepared in accordance with U.S. GAAP and IFRS. The ASU is effective during interim or annual periods beginning after December 15, 2011. At this time, management is evaluating the implication of this ASU and its impact on the financial statements has not been determined.

In December 2011, the FASB issued an ASU related to disclosures about offsetting assets and liabilities in financial statements. The amendments in this update require an entity to disclose both gross and net information for derivatives and other financial instruments that are either offset in the statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The ASU is effective during interim or annual reporting periods beginning on or after January 1, 2013. At this time, management is evaluating the implication of this ASU and its impact on the financial statements has not been determined.

NOTE J

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Strategy’s financial statements through this date.

52	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
Six Months Ended April 30, 2012 (unaudited)	Year Ended October 31, 2011	January 26, 2010(a) to October 31, 2010

Net asset value, beginning of period	$ 10.81	$ 10.53	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.04	.38	.14
Net realized and unrealized gain on investment and foreign currency transactions	.30	.21	.47

Net increase in net asset value from operations	.34	.59	.61

Less: Dividends and Distributions
Dividends from net investment income	(.03)	(.31)	(.08)
Tax return of capital	– 0	–	– 0	–	(.00	)(d)

Total dividends and distributions	(.03)	(.31)	(.08)

Net asset value, end of period	$ 11.12	$ 10.81	$ 10.53

Total Return
Total investment return based on net asset value(e)	3.13%	5.75%	6.15%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$13,324	$9,732	$2,000
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.80	%(f)	.78%	.80	%(f)(g)
Expenses, net of waivers/reimbursements, excluding interest expense	.75	%(f)	.75%	.75	%(f)(g)
Expenses, before waivers/reimbursements	1.30	%(f)	1.87%	4.63	%(f)(g)
Expenses, before waivers/reimbursements, excluding interest expense	1.25	%(f)	1.83%	4.58	%(f)(g)
Net investment income(c)	.72	%(f)	3.59%	1.76	%(f)(g)
Portfolio turnover rate	18%	38%	34%

See footnote summary on page 60.

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	53

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class C
Six Months Ended April 30, 2012 (unaudited)	Year Ended October 31, 2011	January 26, 2010(a) to October 31, 2010

Net asset value, beginning of period	$ 10.78	$ 10.50	$ 10.00

Income From Investment Operations
Net investment income (loss)(b)(c)	(.01)	.30	.08
Net realized and unrealized gain on investment and foreign currency transactions	.30	.22	.48

Net increase in net asset value from operations	.29	.52	.56

Less: Dividends and Distributions
Dividends from net investment income	(.01)	(.24)	(.06)
Tax return of capital	– 0	–	– 0	–	(.00	)(d)

Total dividends and distributions	(.01)	(.24)	(.06)

Net asset value, end of period	$ 11.06	$ 10.78	$ 10.50

Total Return
Total investment return based on net asset value(e)	2.70%	5.03%	5.61%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$7,707	$6,782	$3,378
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.50	%(f)	1.49%	1.50	%(f)(g)
Expenses, net of waivers/reimbursements, excluding interest expense	1.45	%(f)	1.45%	1.45	%(f)(g)
Expenses, before waivers/reimbursements	2.00	%(f)	2.84%	4.80	%(f)(g)
Expenses, before waivers/reimbursements, excluding interest expense	1.95	%(f)	2.80%	4.75	%(f)(g)
Net investment income (loss)(c)	(.10	)%(f)	2.82%	1.12	%(f)(g)
Portfolio turnover rate	18%	38%	34%

See footnote summary on page 60.

54	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Advisor Class
Six Months Ended April 30, 2012 (unaudited)	Year Ended October 31, 2011	January 26, 2010(a) to October 31, 2010

Net asset value, beginning of period	$ 10.83	$ 10.55	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.05	.39	.17
Net realized and unrealized gain on investment and foreign currency transactions	.30	.24	.47

Net increase in net asset value from operations	.35	.63	.64

Less: Dividends and Distributions
Dividends from net investment income	(.04)	(.35)	(.09)
Tax return of capital	– 0	–	– 0	–	(.00	)(d)

Total dividends and distributions	(.04)	(.35)	(.09)

Net asset value, end of period	$ 11.14	$ 10.83	$ 10.55

Total Return
Total investment return based on net asset value(e)	3.24%	6.07%	6.46%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$2,970	$2,325	$1,102
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.50	%(f)	.49%	.50	%(f)(g)
Expenses, net of waivers/reimbursements, excluding interest expense	.45	%(f)	.45%	.45	%(f)(g)
Expenses, before waivers/reimbursements	1.00	%(f)	1.80%	4.50	%(f)(g)
Expenses, before waivers/reimbursements, excluding interest expense	.95	%(f)	1.76%	4.44	%(f)(g)
Net investment income(c)	.93	%(f)	3.70%	2.13	%(f)(g)
Portfolio turnover rate	18%	38%	34%

See footnote summary on page 60.

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	55

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class R
Six Months Ended April 30, 2012 (unaudited)	Year Ended October 31, 2011	January 26, 2010(a) to October 31, 2010

Net asset value, beginning of period	$ 10.79	$ 10.50	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.03	.43	.12
Net realized and unrealized gain on investment and foreign currency transactions	.29	.15	.48

Net increase in net asset value from operations	.32	.58	.60

Less: Dividends and Distributions
Dividends from net investment income	(.01)	(.29)	(.09)
Tax return of capital	– 0	–	– 0	–	(.01)

Total dividends and distributions	(.01)	(.29)	(.10)

Net asset value, end of period	$ 11.10	$ 10.79	$ 10.50

Total Return
Total investment return based on net asset value(e)	2.99%	5.59%	6.04%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$565	$488	$11
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.00	%(f)	.98%	1.00	%(f)(g)
Expenses, net of waivers/reimbursements, excluding interest expense	.95	%(f)	.95%	.95	%(f)(g)
Expenses, before waivers/reimbursements	1.61	%(f)	2.16%	5.74	%(f)(g)
Expenses, before waivers/reimbursements, excluding interest expense	1.56	%(f)	2.13%	5.69	%(f)(g)
Net investment income(c)	.52	%(f)	4.16%	1.53	%(f)(g)
Portfolio turnover rate	18%	38%	34%

See footnote summary on page 60.

56	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class K
Six Months Ended April 30, 2012 (unaudited)	Year Ended October 31, 2011	January 26, 2010(a) to October 31, 2010

Net asset value, beginning of period	$ 10.79	$ 10.50	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.04	.28	.09
Net realized and unrealized gain on investment and foreign currency transactions	.30	.31	.53

Net increase in net asset value from operations	.34	.59	.62

Less: Dividends and Distributions
Dividends from net investment income	(.03)	(.30)	(.12)
Tax return of capital	– 0	–	– 0	–	(.00	)(d)

Total dividends and distributions	(.03)	(.30)	(.12)

Net asset value, end of period	$ 11.10	$ 10.79	$ 10.50

Total Return
Total investment return based on net asset value(e)	3.12%	5.75%	6.22%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,446	$566	$784
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.75	%(f)	.75%	.75	%(f)(g)
Expenses, net of waivers/reimbursements, excluding interest expense	.70	%(f)	.70%	.70	%(f)(g)
Expenses, before waivers/reimbursements	1.33	%(f)	2.39%	3.53	%(f)(g)
Expenses, before waivers/reimbursements, excluding interest expense	1.28	%(f)	2.34%	3.48	%(f)(g)
Net investment income(c)	.84	%(f)	2.76%	1.12	%(f)(g)
Portfolio turnover rate	18%	38%	34%

See footnote summary on page 60.

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	57

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class I
Six Months Ended April 30, 2012 (unaudited)	Year Ended October 31, 2011	January 26, 2010(a) to October 31, 2010

Net asset value, beginning of period	$ 10.78	$ 10.51	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.09	.27	.16
Net realized and unrealized gain on investment and foreign currency transactions	.25	.36	.48

Net increase in net asset value from operations	.34	.63	.64

Less: Dividends and Distributions
Dividends from net investment income	(.04)	(.36)	(.12)
Tax return of capital	– 0	–	– 0	–	(.01)

Total dividends and distributions	(.04)	(.36)	(.13)

Net asset value, end of period	$ 11.08	$ 10.78	$ 10.51

Total Return
Total investment return based on net asset value(e)	3.18%	6.11%	6.46%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$175	$76	$11
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.50	%(f)	.50%	.49	%(f)(g)
Expenses, net of waivers/reimbursements, excluding interest expense	.45	%(f)	.45%	.45	%(f)(g)
Expenses, before waivers/reimbursements	.98	%(f)	1.91%	5.19	%(f)(g)
Expenses, before waivers/reimbursements, excluding interest expense	.93	%(f)	1.86%	5.16	%(f)(g)
Net investment income(c)	1.51	%(f)	3.67%	2.03	%(f)(g)
Portfolio turnover rate	18%	38%	34%

See footnote summary on page 60.

58	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class 1
Six Months Ended April 30, 2012 (unaudited)	Year Ended October 31, 2011	January 26, 2010(a) to October 31, 2010

Net asset value, beginning of period	$ 10.78	$ 10.51	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.05	.34	.15
Net realized and unrealized gain on investment and foreign currency transactions	.30	.28	.48

Net increase in net asset value from operations	.35	.62	.63

Less: Dividends and Distributions
Dividends from net investment income	(.04)	(.35)	(.11)
Tax return of capital	– 0	–	– 0	–	(.01)

Total dividends and distributions	(.04)	(.35)	(.12)

Net asset value, end of period	$ 11.09	$ 10.78	$ 10.51

Total Return
Total investment return based on net asset value(e)	3.25%	6.01%	6.39%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$149,905	$105,201	$11
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.60	%(f)	.58%	.58	%(f)(g)
Expenses, net of waivers/reimbursements, excluding interest expense	.55	%(f)	.55%	.55	%(f)(g)
Expenses, before waivers/reimbursements	1.00	%(f)	1.20%	5.29	%(f)(g)
Expenses, before waivers/reimbursements, excluding interest expense	.95	%(f)	1.18%	5.25	%(f)(g)
Net investment income(c)	.97	%(f)	3.24%	1.93	%(f)(g)
Portfolio turnover rate	18%	38%	34%

See footnote summary on page 60.

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	59

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class 2
Six Months Ended April 30, 2012 (unaudited)	Year Ended October 31, 2011	January 26, 2010(a) to October 31, 2010

Net asset value, beginning of period	$ 10.77	$ 10.51	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.06	.39	.16
Net realized and unrealized gain on investment and foreign currency transactions	.29	.23	.48

Net increase in net asset value from operations	.35	.62	.64

Less: Dividends and Distributions
Dividends from net investment income	(.04)	(.36)	(.12)
Tax return of capital	– 0	–	– 0	–	(.01)

Total dividends and distributions	(.04)	(.36)	(.13)

Net asset value, end of period	$ 11.08	$ 10.77	$ 10.51

Total Return
Total investment return based on net asset value(e)	3.29%	6.01%	6.44%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$21,982	$16,550	$10,439
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.50	%(f)	.49%	.49	%(f)(g)
Expenses, net of waivers/reimbursements, excluding interest expense	.45	%(f)	.45%	.45	%(f)(g)
Expenses, before waivers/reimbursements	.90	%(f)	1.84%	5.18	%(f)(g)
Expenses, before waivers/reimbursements, excluding interest expense	.85	%(f)	1.80%	5.13	%(f)(g)
Net investment income(c)	1.05	%(f)	3.73%	2.05	%(f)(g)
Portfolio turnover rate	18%	38%	34%

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)	Net of fees waived and expenses reimbursed by the Adviser.

(d)	Amount is less than $.005.

(e)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(f)	Annualized.

(g)	The ratio includes expenses attributable to costs of proxy solicitation.

See notes to financial statements.

60	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

Financial Highlights

BOARD OF DIRECTORS

William H. Foulk, Jr.(1) , Chairman John H. Dobkin(1) Michael J. Downey(1) D. James Guzy(1) Nancy P. Jacklin(1)	Robert M. Keith, President and Chief Executive Officer Garry L. Moody(1) Marshall C. Turner, Jr.(1) Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein,
Senior Vice President and Independent Compliance Officer

Paul J. DeNoon(2), Vice President

Rajen B. Jadav(2), Vice President

Shawn E. Keegan(2) , Vice President

Douglas J. Peebles(2) , Vice President

Greg J. Wilensky(2), Vice President Emilie D. Wrapp, Secretary Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller

Custodian and Accounting Agent

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

(1)	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

(2)	The day-to-day management of, and investment decisions for, the Strategy’s portfolio are made by the Adviser’s U.S. Core Fixed-Income Team. Mr. Paul J. DeNoon, Mr. Rajen B. Jadav, Mr. Shawn E. Keegan, Mr. Douglas J. Peebles and Mr. Greg J. Wilensky are the investment professionals with the most significant responsibility for the day-to-day management of the Strategy’s portfolio.

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	61

Board of Directors

Information Regarding the Review and Approval of the Portfolio’s Investment Advisory Contract

The disinterested directors (the “directors”) of AllianceBernstein Bond Fund, Inc. (the “Fund”) unanimously approved the continuance of the Fund’s Investment Advisory Contract (the “Advisory Agreement”) with the Adviser in respect of AllianceBernstein Bond Inflation Strategy (the “Portfolio”) at a meeting held on November 1-3, 2011.

Prior to approval of the continuance of the Advisory Agreement in respect of the Portfolio, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer) of the reasonableness of the advisory fee in the Advisory Agreement, in which the Senior Officer concluded that the contractual fee for the Portfolio was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Fund’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Portfolio gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Portfolio and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Portfolio and the overall arrangements between the Portfolio and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business

62	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Portfolio. They noted the professional experience and qualifications of the Portfolio’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Portfolio will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services provided at the Portfolio’s request by employees of the Adviser or its affiliates. Requests for these reimbursements are approved by the directors on a quarterly basis and, to the extent requested and paid, result in a higher rate of total compensation from the Portfolio to the Adviser than the fee rate stated in the Portfolio’s Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Portfolio’s other service providers, also were considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Portfolio under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Portfolio to the Adviser for calendar year 2010 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s Senior Officer. The directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and noted that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Portfolio, including those relating to its subsidiaries which provide transfer agency, distribution and brokerage services to the Portfolio. The directors recognized that it is difficult to make comparisons of profitability with advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Portfolio before taxes and distribution expenses. The directors noted that the Adviser’s relationship with the Portfolio (January 2010 inception) was not profitable to it in 2010.

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	63

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Portfolio, including but not limited to, benefits relating to 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Portfolio’s shares and transfer agency fees paid by the Portfolio to a wholly owned subsidiary of the Adviser. The directors recognized that the Portfolio’s unprofitability to the Adviser would be exacerbated without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Portfolio.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed performance information for the Portfolio at each regular Board meeting during the year. At the November 2011 meeting, the directors reviewed information prepared by Lipper showing the performance of the Class A Shares of the Portfolio as compared with that of a group of similar funds selected by Lipper (the “Performance Group”) and as compared with that of a broader array of funds selected by Lipper (the “Performance Universe”), and information prepared by the Adviser showing performance of the Class A Shares as compared with the Barclays Capital U.S. 1-10 Year Treasury Inflation Protected Securities (TIPS) Index (the “Index”), in each case for the 1-year period ended July 31, 2011 and (in the case of comparisons with the Index) the since inception period (January 2010 inception). The directors noted that the Portfolio was in the 4th quintile of the Performance Group and the Performance Universe for the 1-year period and that it outperformed the Index in the 1-year and the since inception periods. Based on their review, the directors concluded that the Portfolio’s performance during its first 18 months was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Portfolio to the Adviser and information prepared by Lipper concerning advisory fee rates paid by other funds in the same Lipper category as the Portfolio at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The directors also considered the fees the Adviser charges non-fund clients pursuing a similar investment style. For this purpose, they reviewed the relevant fee information from the Adviser’s Form ADV and the evaluation from the Fund’s Senior Officer. The directors noted that the institutional fee schedule had breakpoints at lower asset levels than those in the fee schedule applicable to the Portfolio and that the application of the institutional fee schedule to the level of assets of the Portfolio would result in a fee rate lower than the rate being paid by the Portfolio. The directors noted that the Adviser may, in some cases, agree to

64	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Portfolio relative to institutional clients. The Adviser also noted that because mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets tend to be relatively stable. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to funds such as the Portfolio, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors also considered the total expense ratio of the Class A shares of the Portfolio in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of funds similar to the Portfolio and an Expense Universe as a broader group, consisting of all funds in the investment classification/objective with a similar load type as the Portfolio. The Class A expense ratio of the Portfolio was based on the Portfolio’s latest fiscal year and reflected fee waivers and/or expense reimbursements as a result of an expense limitation agreement between the Adviser and the Portfolio. The directors noted that it was likely that the expense ratios of some of the other funds in the Portfolio’s Lipper category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view the expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Portfolio by others.

The directors noted that, at the Portfolio’s current size, its contractual effective advisory fee rate of 50 basis points was lower than the Expense Group median. The directors noted that, in the Portfolio’s latest fiscal year, the administrative expense reimbursement of 42 basis points had been waived by the Adviser. The directors noted that the Portfolio’s total expense ratio, which reflected an expense limitation agreement between the Adviser and the Portfolio, was lower than the Expense Group and the Expense Universe medians. The directors concluded that the Portfolio’s expense ratio was satisfactory.

Economies of Scale

The directors noted that the advisory fee schedule for the Portfolio contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AllianceBernstein Funds, and by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	65

on economies of scale at the May 2011 meetings. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for establishing breakpoints that give effect to fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Portfolio, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Portfolio’s shareholders would benefit from a sharing of economies of scale in the event the Portfolio’s net assets exceed a breakpoint in the future.

66	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and AllianceBernstein Bond Fund, Inc. (the “Fund”) in respect of AllianceBernstein Bond Inflation Strategy (the “Strategy”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by the September 1, 2004 Assurance of Discontinuance (“AoD”) between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Strategy which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Strategy grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Strategy.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation

1	The Senior Officer’s fee evaluation was completed on October 20, 2011 and discussed with the Board of Directors on November 1-3, 2011.

2	Future references to the Fund or the Strategy do not include “AllianceBernstein.”

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	67

of what §36(b) requires: to face liability under §36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In Jones, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s-length bargaining as the benchmark for reviewing challenged fees.”3

PORTFOLIO ADVISORY FEES, EXPENSE CAPS, REIMBURSEMENTS & RATIOS

The Adviser proposed that the Strategy pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in connection with the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.4

Category	Net Assets 09/30/11 ($MM)	Advisory Fee Based on % of Average Daily Net Assets	Strategy
High Income	$136.8	50 bp on 1st $2.5 billion 45 bp on next $2.5 billion 40 bp on the balance	Bond Inflation Strategy

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Strategy. During the Strategy’s most recently completed fiscal year, the Adviser was entitled to receive $55,000 (0.42% of the Strategy’s average daily net assets) for providing such services, but waived the amount in its entirety.

The Adviser agreed to waive that portion of its advisory fees and/or reimburse the Strategy for that portion of the Strategy’s total operating expenses to the degree necessary to limit the Strategy’s expense ratios to the amounts set forth below for the Strategy’s current fiscal year. The waiver is terminable by the Adviser at the end of the Strategy’s fiscal year upon at least 60 days written

3	Jones v. Harris at 1427.

4	Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser’s settlement with the NYAG.

68	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

notice. In addition, set forth below are the Strategy’s gross expense ratios, annualized for the most recent semi-annual period:

Strategy	Expense Cap Pursuant to Expense Limitation Undertaking		Gross Expense Ratio[5] (04/30/11)	Fiscal Year End
Bond Inflation Strategy	Advisor	0.45%	2.83%	October 31
	Class A	0.75%	3.11%
	Class C	1.45%	3.80%
	Class R	0.95%	3.58%
	Class K	0.70%	3.05%
	Class I	0.45%	2.68%
	Class 1	0.55%	3.22%
	Class 2	0.45%	2.65%

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Strategy that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Strategy are more costly than those for institutional client assets due to the greater complexities and time required for investment companies, although as previously noted, the Adviser is entitled to be reimbursed for providing some of these services. Also, retail mutual funds managed by the Adviser are widely held and accordingly, servicing the Strategy’s investors is more time consuming and labor intensive compared to servicing institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly if the Strategy is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment

5	Annualized.

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	69

advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although arguably still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar investment style as the Strategy.6 In addition to the AllianceBernstein Institutional fee schedule, set forth below is what would have been the effective advisory fee for the Strategy had the AllianceBernstein Institutional fee schedule been applicable to the Strategy versus the Strategy’s advisory fees based on September 30, 2011 net assets.7

Strategy	Net Assets 09/30/11 ($MM)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee	Strategy Advisory Fee
Bond Inflation Strategy	$136.8	TIPS Plus Schedule 50 bp on 1st $30 million 20 bp on the balance Minimum account size: $25 m	0.305%	0.500%

The Adviser represented that it does not sub-advise any registered investment companies that have a similar investment strategy as the Strategy.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc., an analytical service that is not affiliated with the Adviser, compared the fees charged to the Strategy with fees charged to other investment companies for similar services by other investment advisers.8 Lipper’s analysis included

6	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

7	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

8	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

70	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

the comparison of the Strategy’s contractual management fee,9,10 estimated at the approximate current asset level of the subject Strategy, to the median of the Strategy’s Lipper Expense Group (“EG”) and the Strategy’s contractual management fee ranking.

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Strategy	Contractual Management Fee (%)	Lipper Expense Group Median (%)	Rank
Bond Inflation Strategy	0.500	0.525	5/10

Lipper also compared the Strategy’s total expense ratio to the medians of the Strategy’s EG and Lipper Expense Universe (“EU”). The EU11 is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Strategy.

Strategy	Expense Ratio (%)[12]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
Bond Inflation Strategy	0.750	0.815	4/10	0.848	4/18

Based on this analysis, the Strategy has a more favorable ranking on a total expense ratio basis than on a management fee basis.

9	The contractual management fee is calculated by Lipper using the Strategy’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Fund, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” means that the Strategy has the lowest effective fee rate in the Lipper peer group.

10	The contractual management fee does not reflect any expense reimbursements made by the Strategy to the Adviser for certain clerical, legal, accounting, administrative, and other services. In addition, the contractual management fee does not reflect any advisory fee waivers or expense reimbursements made by the Adviser that would effectively reduce the actual effective management fee.

11	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

12	Most recently completed fiscal year Class A share total expense ratio.

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	71

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Strategy. The Senior Officer has retained an independent consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The profitability information for the Strategy, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the independent consultant. The Adviser’s profitability from providing investment advisory services to the Strategy in 2010 was negative.

In addition to the Adviser’s direct profits from managing the Strategy, certain of the Adviser’s affiliates have business relationships with the Strategy and may earn a profit from providing other services to the Strategy. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Strategy and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent and distribution related services to the Strategy and receive transfer agent fees, front-end sales loads, Rule 12b-1 payments and contingent deferred sales charges (“CDSC”). During the Strategy’s most recently completed fiscal year, ABI received from the Portfolio $1,291, $12,218 and $0 in front-end sales charges, Rule 12b-1 and CDSC fees, respectively.

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Strategy’s principal underwriter. ABI and the Adviser have disclosed in the Strategy’s prospectus that they may make revenue sharing payments from their own resources, in addition to revenues derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Strategy. In 2010, ABI paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $13.8 million for distribution services and educational support (revenue sharing payments).

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Strategy, are charged on a per account basis, based on the level of service

72	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

provided and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. During the Strategy’s most recently completed fiscal year, ABIS received $9,211 in fees from the Strategy.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,13 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems, can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms have made such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

In February 2008, an independent consultant, retained by the Senior Officer, provided the Board of Directors an update of the Deli14 study on advisory fees and various fund characteristics.15 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.16 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund assets under management (“AUM”), family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of fund size and the large asset manager’s proportion of mutual fund assets to non-mutual fund assets.

13	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.
14

The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry over the last four years.

15

As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones V. Harris at 1429.

16

The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	73

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES INCLUDING THE PERFORMANCE OF THE PORTFOLIO.

With assets under management of approximately $402 billion as of September 30, 2011, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Strategy.

The information below shows the 1 year performance return and rankings of the Strategy17 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)18 for the periods ended July 31, 2011.19

Strategy	Strategy Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
Bond Inflation Strategy
1 year	10.19	10.98	10.79	8/10	17/24

Set forth below are the 1year and since inception net performance returns of the Strategy (in bold)20 versus its benchmark.21 Strategy and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.22

	Periods Ending July 31, 2011 Annualized Performance
	1 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
			Volatility (%)	Sharpe (%)
Bond Inflation Strategy	9.89	8.11	3.65	2.53	1
Barclays Capital 1-10yr TIPS Index	9.63	7.78	3.25	2.69	1
Inception Date: January 26, 2010

17	The performance returns and rankings are for the Class A shares of the Strategy. The performance returns of the Strategy were provided Lipper. Lipper maintains its own database that includes the Strategy’s performance returns.
18	The Strategy’s PG is identical to the Strategy’s EG. The Strategy’s PU is not identical to the Strategy’s EU as the criteria for including/excluding a strategy in/from a PU are somewhat different from that of an EU.
19	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the Strategy even if the Strategy may have had a different investment classification/objective at different points in time.
20	The performance returns and risk measures shown in the table are for the Class A shares of the Strategy.
21	The Adviser provided Strategy and benchmark performance return information for the periods through July 31, 2011.
22	Strategy and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A strategy with a greater volatility would be viewed as more risky than a strategy with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A strategy with a higher Sharpe Ratio would be regarded as better performing than a strategy with a lower Sharpe Ratio.

74	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Strategy is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Strategy is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: November 28, 2011

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	75

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies Funds

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Conservative Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Asset Allocation/Multi-Asset

Dynamic All Market Fund

Emerging Markets Multi-Asset

International Portfolio

Real Asset Strategy

Tax-Managed International Portfolio

Growth Funds

Domestic

Growth Fund

Large Cap Growth Fund

Select U.S. Equity Portfolio

Small Cap Growth Portfolio

Small/Mid Cap Growth Fund

U.S. Strategic Research Portfolio

Global & International

Global Thematic Growth Fund

International Discovery Equity Portfolio

International Focus 40 Portfolio

International Growth Fund

Value Funds

Domestic

Core Opportunities Fund

Equity Income Fund

Growth & Income Fund

Small/Mid Cap Value Fund

Value Fund

Global & International

Global Real Estate Investment Fund

Global Value Fund

International Value Fund

Taxable Bond Funds

Bond Inflation Strategy

Global Bond Fund

High Income Fund

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

Unconstrained Bond Fund

Municipal Bond Funds

Arizona California High Income Massachusetts Michigan Minnesota Municipal Bond Inflation Strategy	National New Jersey New York Ohio Pennsylvania Virginia

Intermediate Municipal Bond Funds

Intermediate California

Intermediate Diversified

Intermediate New York

Closed-End Funds

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

Alternatives

Market Neutral Strategy-Global

Market Neutral Strategy-U.S.

Balanced

Balanced Shares

Retirement Strategies Funds

2000 Retirement Strategy	2020 Retirement Strategy	2040 Retirement Strategy
2005 Retirement Strategy	2025 Retirement Strategy	2045 Retirement Strategy
2010 Retirement Strategy	2030 Retirement Strategy	2050 Retirement Strategy
2015 Retirement Strategy	2035 Retirement Strategy	2055 Retirement Strategy

We also offer Exchange Reserves,* which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

*	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

76	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

AllianceBernstein Family of Funds

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

BIS-0152-0412

SEMI-ANNUAL REPORT

AllianceBernstein

Municipal Bond Inflation Strategy

April 30, 2012

Semi-Annual Report

Investment Products Offered

•Are Not FDIC Insured •May Lose Value •Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s website at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

June 20, 2012

Semi-Annual Report

This report provides management’s discussion of fund performance for AllianceBernstein Municipal Bond Inflation Strategy (the “Strategy”) for the semi-annual period ended April 30, 2012.

Investment Objectives and Policies

The Strategy seeks to maximize real after-tax return for investors subject to federal income taxes, without undue risk to principal. Real return is the rate of return after adjusting for inflation. The Strategy pursues its objective by investing principally in high-quality, predominantly investment grade, municipal securities, that pay interest exempt from federal taxation. As a fundamental policy, the Strategy will invest at least 80% of its net assets in municipal securities. These securities may be subject to the federal alternative minimum tax (“AMT”) for some taxpayers.

The Strategy will invest at least 80% of its total assets in fixed-income securities rated A or better or the equivalent by one or more national rating agencies or deemed to be of comparable credit quality by AllianceBernstein L.P. (the “Adviser”). In deciding whether to take direct or indirect exposure, the Strategy may invest up to 20% of its total assets in fixed-income securities rated BB or B or the equivalent by one or more national rating agencies (or deemed to be of comparable credit quality by the Adviser), which are not investment grade (“junk bonds”). If the rating of a fixed-income security falls below investment grade, the

Strategy will not be obligated to sell the security and may continue to hold it if, in the Adviser’s opinion, the investment is appropriate under the circumstances. The Strategy may invest in fixed-income securities with any maturity and duration.

To provide inflation protection, the Strategy will typically enter into inflation swap agreements. The Strategy may use other inflation-protected instruments. Payments to the Strategy pursuant to swap agreements will result in taxable income, either ordinary income or capital gains, rather than income exempt from federal income taxation. It is expected that the Strategy’s primary use of derivatives will be for the purpose of inflation protection.

The Strategy may also invest in forward commitments; zero coupon municipal securities and variable, floating and inverse floating rate municipal securities; certain types of mortgage related securities; and derivatives, such as options, futures, forwards and swaps.

The Strategy may also utilize leverage for investment purposes through the use of Tender Option Bonds (“TOB”) transactions. The Adviser will consider the impact of TOB’s, swap agreements and other derivatives in making its assessments of the Strategy’s risks. The resulting exposures to markets, sectors, issuers or specific securities will be continuously monitored by the Adviser.

ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY •	1

Investment Results

The table on page 6 shows the Strategy’s performance compared to its benchmark, the Barclays Capital (“BC”) 1-10 year Treasury Inflation-Protected Securities (“TIPS”) Index and to the Lipper Intermediate Municipal Debt Funds Average (the “Lipper Average”). Funds in the Lipper Average have generally similar investment objectives to the Fund, although some may have different investment policies and sales management fees.

The Strategy outperformed its benchmark for the six-month period, and underperformed for the 12-month period, before sales charges. The Strategy underperformed its Lipper Average for both periods.

Over both the six- and 12-month periods, the most significant determinant of relative returns was the performance of municipal bonds versus Treasury bonds. Given the investment objective of after-tax returns net of inflation, the Strategy’s benchmark is the index of inflation-protected Treasury bonds, while the Strategy invests in municipal bonds. Over the six-month period the Strategy outperformed as rates fell more for municipal bonds than Treasuries. During the 12-month period, the Strategy underperformed as Treasuries outperformed municipal bonds and the inflation hedges modestly trailed the performance of TIPS.

The Strategy used derivatives, in the form of interest rate swaps, for hedging purposes, and this had an immate-

rial impact on performance for both the six- and 12-month periods.

Market Review and Investment Strategy

Volatility continued during the six-month period ended April 30, 2012, as global markets remained highly correlated with headlines emanating from Europe’s ongoing debt crisis. During the early part of 2012, stocks rose across the globe and corporate debt outperformed government debt. During the six-month period ended April 30, 2012, municipal investors were generally well rewarded for assuming risk, regardless of whether it was interest rate or credit risk. The longest-maturity bonds performed best in the municipal market. In terms of credit risk, the lower the bond’s rating, the better the performance.

The Municipal Bond Investment Team (the “Team”) believes the Strategy is well-positioned with respect to interest rate risk. The Team has generally avoided long-maturity bonds that have significant potential for loss of principal if interest rates rise. Instead, when buying highly rated bonds that are generally expected to perform in line with changes in overall yields, the Team has focused on shorter maturity bonds that capture most of the yield of these longer maturity bonds with less downside risk to principal.

In the Team’s view, the extra yield for medium and lower credit-quality bonds is still high by historical standards. Where possible, the Team has added to its holdings of this type both to supplement the Strategy’s income

2	• ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY

and to benefit overall performance when this extra yield, or credit spread, contracts.

The Strategy may purchase municipal securities that are insured under policies issued by certain insurance companies. Historically, insured municipal securities typically received a higher credit rating, which meant that the issuer of the securities paid a lower interest rate. As a result of declines in the credit quality and associated downgrades of most fund insurers, insurance has less value than it did in the past. The market now values insured municipal securities primarily based on the credit quality of the issuer of the security with little value given to the insurance feature. In purchasing such insured securities, the Adviser evaluates the risk and return of municipal securities through its own research. The ratings of most insurance companies have been downgraded and it is possible that an insurance company may become insolvent. If an insurance company’s rating is downgraded or the company becomes insolvent, the prices of municipal securities insured by the insurance company may decline. As of April 30, 2012, 14.24% of the Strategy’s total investments were in insured bonds. There were no investments in pre-refunded/escrowed to maturity bonds as of that date.

The Team believes that downgrades in insurance company ratings or insurance company insolvencies present limited risk to the Strategy. The generally investment-grade underlying credit quality of the insured municipal security may reduce the risk of a significant reduction in the value of the insured municipal security.

ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY •	3

HISTORICAL PERFORMANCE

Benchmark Disclosure

The BC 1-10 year TIPS Index does not reflect fees and expenses associated with the active management of a portfolio. The BC 1-10 year TIPS Index represents the performance of inflation-protected securities issued by the U.S. Treasury. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Strategy.

A Word About Risk

Market Risk: The value of the fund’s assets will fluctuate as the stock or bond market fluctuates. The value of the fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings (commonly referred to as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

Municipal Market Risk: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the fund’s investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. To the extent that the fund invests more of its assets in a particular state’s municipal securities, the fund may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism and catastrophic natural disasters, such as hurricanes or earthquakes. The fund’s investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

Interest Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the fund’s assets can decline as can the value of the fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Derivatives Risk: The fund’s investments in derivatives, such as swaps, futures, options and forwards, may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments. The use of inflation protection derivatives to help meet the Fund’s investment objective may not be successful.

Leverage Risk: To the extent the fund uses leveraging techniques, its net asset value (“NAV”) may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the fund’s investments.

Liquidity Risk: Liquidity risk exists when particular investments, such as lower-rated securities, are difficult to purchase or sell, possibly preventing the Fund from selling out of these illiquid securities at an advantageous price. The fund is subject to liquidity risk because the market for municipal securities is generally smaller than many other markets. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk.

4	• ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

Management Risk: The fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

These and other risks are more fully discussed in the Strategy’s prospectus.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com. For Class 1 shares click on “Private Clients”, then “Investments”, then “Stocks” or “Bonds”, then “Mutual Fund Performance at a Glance”.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 3.00% maximum front-end sales charge for Class A shares; and a 1% 1 year contingent deferred sales charge for Class C shares. Class 1 and 2 shares do not carry sales charges. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY •	5

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

THE STRATEGY VS. ITS BENCHMARK PERIODS ENDED APRIL 30, 2012	NAV Returns
	6 Months	12 Months
AllianceBernstein Municipal Bond Inflation Strategy
Class 1*	4.00%	5.59%

Class 2*	4.04%	5.68%

Class A	3.88%	5.36%

Class C	3.54%	4.67%

Advisor Class Shares**	4.03%	5.67%

Barclays Capital 1-10 Year TIPS Index	2.93%	7.02%

Lipper Intermediate Municipal Debt Funds Average	4.82%	8.70%

*    Class 1 shares are only available to private clients of Sanford C. Bernstein & Co. LLC. Class 2 shares are only available to private clients of Sanford C. Bernstein & Co., LLC and the Adviser’s institutional clients or through other limited arrangements.

**  Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

See Benchmark and Historical Performance disclosures on pages 4-5.

(Historical Performance continued on next page)

6	• ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF APRIL 30, 2012
	NAV Returns	SEC Returns	SEC Yields*

Class 1 Shares**			0.76%
1 Year	5.59%	5.59%
Since Inception†	4.52%	4.52%

Class 2 Shares**			0.86%
1 Year	5.68%	5.68%
Since Inception†	4.64%	4.64%

Class A Shares			0.55%
1 Year	5.36%	2.17%
Since Inception†	4.37%	2.96%

Class C Shares			-0.13%
1 Year	4.67%	3.67%
Since Inception†	3.66%	3.66%

Advisor Class Shares‡			0.86%
1 Year	5.67%	5.67%
Since Inception†	4.64%	4.64%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 0.92%, 0.85%, 1.20%, 1.91%, 0.88% for Class 1, Class 2, Class A, Class C, and Advisor Class shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Fund’s annual operating expense ratios, exclusive of interest expense, to 0.60%, 0.50%, 0.80%, 1.50%, 0.50% for Class 1, Class 2, Class A, Class C, and Advisor Class shares, respectively. These waivers/reimbursements extend through January 31, 2013 and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights sections since they are based on different time periods.

*	SEC Yields are calculated based on SEC guidelines for the 30-day period ended April 30, 2012.

**	Class 1 shares are only available to private clients of Sanford C. Bernstein & Co. LLC. Class 2 shares are only available to private clients of Sanford C. Bernstein & Co., LLC and the Adviser’s institutional clients or through other limited arrangements. These share classes do not carry front end sales charges; therefore their respective NAV and SEC returns are the same.

†	Inception date: 1/26/2010.

‡	These share classes are offered at net asset value (NAV) to eligible investors and their SEC returns are the same as the NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception date for these share classes are listed above.

See Historical Performance disclosures on pages 4-5.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY •	7

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (MARCH 31, 2012)
SEC Returns

Class 1 Shares*
1 Year	6.81%
Since Inception**	4.42%

Class 2 Shares*
1 Year	6.89%
Since Inception**	4.54%

Class A Shares
1 Year	3.49%
Since Inception**	2.81%

Class C Shares
1 Year	4.88%
Since Inception**	3.55%

Advisor Class Shares†
1 Year	6.88%
Since Inception**	4.54%

*	Class 1 shares are only available to private clients of Sanford C. Bernstein & Co. LLC. Class 2 shares are only available to private clients of Sanford C. Bernstein & Co., LLC and the Adviser’s institutional clients or through other limited arrangements.

**	Inception date: 1/26/2010.

†	These share classes are offered at NAV to eligible investors and their SEC returns are the same as the NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception date for these share classes are listed above.

See Historical Performance disclosures on pages 4-5.

(Historical Performance continued on next page)

8	• ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY

Historical Performance

FUND EXPENSES

(unaudited)

As a shareholder of a mutual fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value November 1, 2011	Ending Account Value April 30, 2012	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,038.80	$4.06	0.80%
Hypothetical**	$1,000	$1,020.89	$4.02	0.80%
Class C
Actual	$1,000	$1,035.40	$7.59	1.50%
Hypothetical**	$1,000	$1,017.40	$7.52	1.50%
Advisor Class
Actual	$1,000	$1,040.30	$2.54	0.50%
Hypothetical**	$1,000	$1,022.38	$2.51	0.50%
Class 1
Actual	$1,000	$1,040.00	$3.04	0.60%
Hypothetical**	$1,000	$1,021.88	$3.02	0.60%
Class 2
Actual	$1,000	$1,040.40	$2.54	0.50%
Hypothetical**	$1,000	$1,022.38	$2.51	0.50%
*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

**	Assumes 5% return before expenses.

ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY •	9

Fund Expenses

PORTFOLIO SUMMARY

April 30, 2012 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $422.8

*	All data are as of April 30, 2012. The Strategy’s quality rating breakdown is expressed as a percentage of the Portfolio’s total investments in municipal securities and may vary over time. The Strategy also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). The quality ratings are determined by using the Standard & Poor’s Ratings Services (“S&P”), Moody’s Investors Services, Inc. (“Moody’s”) and Fitch Ratings, Ltd.(“Fitch”). These ratings are a measure of the quality and safety of a bond or portfolio, based on the issuer’s financial condition. AAA is the highest (best) and D is the lowest (worst). If applicable, the pre-refunded category includes bonds which are secured by U.S. Government Securities and therefore have been deemed high-quality investment grade by the Adviser. If applicable, Not Applicable (N/A) includes non credit worthy investments; such as, equities, currency contracts, futures and options. If applicable, the Not Rated category includes bonds that are not rated by a Nationally Recognized Statistical Rating Organization.

10	• ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY

Portfolio Summary

PORTFOLIO OF INVESTMENTS

April 30, 2012 (unaudited)

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 96.3%
Long-Term Municipal Bonds – 82.0%
Alaska – 0.9%
Alaska Ind Dev & Export Auth Series 2010 A 5.00%, 4/01/17	$400	$458,480
Valdez AK Marine Terminal (BP PLC) Series 2011B 5.00%, 1/01/16	3,140	3,515,732

		3,974,212

Arizona – 3.0%
Phoenix AZ Civic Impt Corp. (Phoenix AZ Wastewater) 5.00%, 7/01/26	3,330	3,938,924
Pima Cnty AZ Swr AGM 5.00%, 7/01/21	1,765	2,100,350
Pima Cnty AZ USD #1 GO 5.00%, 7/01/13	2,825	2,978,425
Salt River Proj Agric Impt & Pwr Dist AZ Series 2011A 5.00%, 12/01/24	3,140	3,831,805

		12,849,504

Arkansas – 0.6%
Arkansas GO (Arkansas Federal Hwy Grant) 4.00%, 8/01/12	1,500	1,514,100
Fort Smith AR Sales & Use Tax 2.375%, 5/01/27(a)	965	971,427

		2,485,527

California – 3.8%
California Dept Wtr Res Pwr Series 2010 5.00%, 5/01/13	1,225	1,282,636
Series 2011N 5.00%, 5/01/13	7,125	7,460,232
California GO 5.00%, 10/01/16	275	319,250
Series 2011A 5.00%, 10/01/20	5,000	5,997,350
San Francisco City/Cnty CA Arpt Commn (San Francisco CA Intl Airport) Series C 5.00%, 5/01/19	450	539,334
NPFGC-RE Series 2006 32F 5.25%, 5/01/18	290	351,567

		15,950,369

ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY •	11

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Colorado – 1.5%
Denver CO City & Cnty Arpt (Denver Intl Airport) Series 2010 A 5.00%, 11/15/23	$375	$436,612
Series 2011B 4.00%, 11/15/14	4,730	5,039,910
Denver CO Urban Renewal Auth (Stapleton) Series 2010B-1 5.00%, 12/01/19	200	219,452
Regional Trnsp Dist CO (Denver Transit Partners) 5.25%, 7/15/24	440	475,543

		6,171,517

Connecticut – 0.4%
Connecticut GO AMBAC Series 2005B 4.518%, 6/01/16(b)	1,750	1,800,435

District of Columbia – 0.4%
Metro Washington Arpt Auth VA Series 2010B 5.00%, 10/01/13	1,495	1,587,511

Florida – 8.6%
Citizens Ppty Ins Corp. FL Series 2010A 5.00%, 6/01/16	315	350,387
Series 2011A-1 5.00%, 6/01/15	1,720	1,877,019
NPFGC Series A 5.00%, 3/01/15	275	298,436
Florida Brd of Ed GO (Florida GO) Series 2011C 4.00%, 6/01/13	1,970	2,049,470
Florida Brd of Ed Lottery 4.00%, 7/01/12	2,140	2,152,840
5.00%, 7/01/13	1,000	1,053,110
Series 2010 C 5.00%, 7/01/16	550	636,273
Florida Hurricane Catastr Fd Fin Corp. Series 2008A 5.00%, 7/01/13	665	698,722
Series 2010A 5.00%, 7/01/15	700	775,579
Florida Mun Pwr Agy Series 2011B 5.00%, 10/01/23	2,890	3,345,377

12	• ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Florida Ports Fin Commn (Florida St Trnsp Trust Fund) Series 2011B 5.00%, 6/01/15	$1,900	$2,086,618
Florida St (Florida GO) Series 2011B 5.00%, 6/01/13	3,055	3,211,080
Greater Orlando Aviation FL (Greater Orlando Intl Airport) Series 2010 B 5.00%, 10/01/13	420	444,885
Jacksonville FL Elec Auth Series 2011-23 5.00%, 10/01/13	3,900	4,156,191
Jacksonville FL Sales Tax 5.00%, 10/01/20	1,720	2,013,019
Jacksonville FL Trnsp Series 2012A 5.00%, 10/01/23-10/01/26	7,190	8,291,337
Lee Cnty FL Port Auth Arpt (Southwest Florida Intl Airport) AGM Series 2010A 5.00%, 10/01/13	1,000	1,042,520
Tampa FL Wtr & Swr Sys 5.00%, 10/01/26	1,565	1,845,245

		36,328,108

Georgia – 3.3%
Atlanta GA Arpt PFC (Hartsfield Jackson Atlanta Intl Arpt) Series 2010B 5.00%, 1/01/18	2,500	2,949,350
Catoosa Cnty GA SD GO 3.00%, 8/01/13	2,380	2,457,636
4.00%, 8/01/14	4,470	4,820,806
Georgia Mun Elec Auth Series 2011A 5.00%, 1/01/21	3,045	3,658,080

		13,885,872

Illinois – 4.2%
Chicago IL Brd of Ed GO 5.00%, 12/01/17	1,690	1,991,479
Chicago IL GO Series 2008A 5.25%, 1/01/21	1,165	1,368,712
Series 2010A 5.00%, 1/01/24	1,975	2,246,385

ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY •	13

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Chicago IL O’Hare Intl Arpt (O’hare Intl Arpt) 5.00%, 1/01/17	$1,930	$2,209,541
Chicago IL Transit Auth Fed Hwy Grant (Chicago Il Fed Hwy Grant) AMBAC Series 2004A 5.25%, 6/01/15	2,425	2,669,755
Cook Cnty IL GO 5.00%, 11/15/25	2,200	2,455,354
Illinois Finance Auth (The Admiral at The Lake) 6.00%, 5/15/17	160	160,811
Illinois GO Series 2010 5.00%, 1/01/18	500	556,925
Illinois Sales Tax 5.00%, 6/15/17	1,450	1,723,427
Springfield ILL Metro San Dist Series 2011A 5.00%, 1/01/21	2,170	2,504,158

		17,886,547

Indiana – 2.0%
Indiana Mun Pwr Agy Series 2011A 5.00%, 1/01/20-1/01/23	4,965	5,901,156
Indianapolis IN Loc Bond Bank (Indianapolis IN Arpt Auth) AMBAC 5.25%, 1/01/14	2,260	2,392,730

		8,293,886

Kansas – 0.0%
Wyandotte Cnty/Kansas City KS Uni Govt (Wyandotte Cnty/Kansas City KS Sales Tax) Series 2010B Zero Coupon, 6/01/21	180	121,576

Kentucky – 1.0%
Kentucky Turnpike Auth (Kentucky Turnpike Auth Spl Tax) Series 2012A 5.00%, 7/01/25	2,275	2,728,248
AGM 5.25%, 7/01/14	1,410	1,551,198

		4,279,446

Louisiana – 0.2%
Orleans Parish LA Par SD GO AGM 4.00%, 9/01/13	910	951,350

14	• ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Massachusetts – 4.2%
Boston MA GO Series 2012A 5.00%, 4/01/15	$1,300	$1,468,038
Massachusetts GO AGM Series 2006C 3.751%, 11/01/19(b)	5,400	5,563,728
Massachusetts Mun Whsl Elec Co. Series 2012A 5.00%, 7/01/15	1,430	1,608,965
Massachusetts Spl Obl (Massachusetts Gas Tax) AGM Series 2005A 3.876%, 6/01/20(b)	3,000	3,153,240
Metropolitan Boston Trnsp Pkg Corp. MA 5.00%, 7/01/22-7/01/25	5,025	5,794,067

		17,588,038

Michigan – 0.7%
Detroit MI City SD GO Series 2012A 4.00%, 5/01/14	1,120	1,187,099
Univ of Michigan Series 2012C 4.00%, 4/01/14	1,795	1,916,109

		3,103,208

Minnesota – 0.5%
Minnesota Hgr Ed Fac Auth (Gustavus Adolfus College) 5.00%, 10/01/21	1,295	1,492,876
Minnesota Pub Fac Auth (Minnesota Srf) Series 2010A 5.00%, 3/01/13	750	779,760

		2,272,636

Missouri – 1.4%
Bi-State Dev Agy MO (St. Louis Mo City & Cnty Sales Tax) Series 2010B 4.00%, 10/15/13	5,900	6,144,555

Nevada – 0.3%
Clark Cnty NV Arpt (McCarran Airport) Series 2010 D 5.00%, 7/01/21-7/01/22	775	903,571

ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY •	15

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Clark Cnty NV SD GO NPFGC-RE Series 2005 A 5.00%, 6/15/18	$450	$504,418

		1,407,989

New Jersey – 1.0%
New Jersey EDA (New Jersey Lease Sch Fac) Series 2010DD-1 5.00%, 12/15/17	480	565,349
Tobacco Settlement Fin Corp. NJ 6.75%, 6/01/39 (Pre-refunded/ETM)	3,440	3,680,112

		4,245,461

New York – 11.0%
Long Island Pwr Auth NY NPFGC Series 2006D 3.727%, 9/01/15(b)	3,500	3,594,745
Metropolitan Trnsp Auth NY Series 2012C 5.00%, 11/15/24-11/15/25(a)	9,065	10,614,171
New York NY GO AGM Series 2005K 5.294%, 8/01/16(b)	1,700	1,782,161
New York NY Mun Wtr Fin Auth 4.147%, 6/15/13(b)	500	509,500
5.00%, 6/15/26	3,875	4,580,560
New York St Dormitory Auth (New York St Pers Income Tax) 4.00%, 3/15/13	6,800	7,024,264
Series 2011C 5.00%, 3/15/25	3,000	3,566,790
Series 2011E 5.00%, 8/15/14	2,790	3,072,655
New York St Envrn Fac Corp. (New York Ny Mun Wtr Fin Auth) 5.00%, 6/15/25	3,000	3,562,230
New York St Loc Gov Asst Corp. AGM 0.075%, 4/01/17(b)(c)	1,475	1,361,868
New York St Thruway Auth (New York St Thruway Auth Ded Tax) Series 2011A 4.00%, 4/01/13	6,720	6,948,547

		46,617,491

Ohio – 0.4%
Cleveland OH COP Series 2010A 5.00%, 11/15/17	700	790,678

16	• ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Toledo OH City Svcs Spl Assmt Notes Series 2010 4.125%, 12/01/12	$725	$733,794

		1,524,472

Oregon – 1.3%
Tri-Cnty Met Trnsp Dist OR Grant Prog Series 2011A 5.00%, 10/01/25	4,605	5,396,369

Pennsylvania – 4.8%
Allegheny Cnty PA Sani Auth (Allegheny Cnty PA Swr) AGM 5.00%, 6/01/19	2,250	2,636,662
Montgomery Cnty PA IDA (New Regional Medical Ctr) 5.00%, 8/01/19	475	565,003
Pennsylvania GO Series 2006 5.00%, 3/01/13	700	727,776
NPFGC-RE 5.50%, 2/01/14	5,290	5,762,397
Pennsylvania IDA (Pennsylvania IDA Econ Dev) 5.00%, 7/01/16(a)	5,000	5,718,500
Philadelphia PA Gas Works Series 2011-1975 5.00%, 7/01/14	1,900	2,057,795
Philadelphia PA SD GO Series 2011E 5.25%, 9/01/22	1,800	2,086,344
Philadelphia PA Wtr & WstWtr AGM Series 2010A 5.00%, 6/15/18	550	652,548

		20,207,025

Puerto Rico – 3.7%
Puerto Rico Elec Pwr Auth 5.00%, 7/01/19	3,400	3,832,820
Series 2007TT 5.00%, 7/01/21	2,000	2,158,080
Series 2010AAA 5.25%, 7/01/21	1,830	2,059,702
Series 2010ZZ 5.00%, 7/01/18	1,705	1,916,880
Puerto Rico GO 5.25%, 7/01/14	2,970	3,184,850
Puerto Rico Govt Dev Bank 5.25%, 1/01/15	1,000	1,064,220

ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY •	17

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Puerto Rico Hwy & Trnsp Auth (Puerto Rico Hwy & Trnsp Spl Tax) AMBAC Series 2007N 4.045%, 7/01/28(b)	$1,500	$1,257,195
Puerto Rico Pub Bldgs Auth (Puerto Rico GO) Series 2007 M 5.75%, 7/01/16	275	308,368

		15,782,115

South Carolina – 1.6%
Renewable Water Resources Sew Sys SC 5.00%, 1/01/24	2,570	3,096,310
South Carolina Pub Svc Auth Series 2012C 5.00%, 12/01/15(a)	3,200	3,576,192

		6,672,502

Tennessee – 0.7%
Met Govt Nashville-DAV TN GO 5.00%, 7/01/23	2,385	2,972,807

Texas – 10.4%
Conroe TX ISD GO 5.00%, 2/15/24-2/15/26	6,240	7,331,208
Denton TX ISD GO Series 2012A 2.125%, 8/01/42	2,135	2,210,088
Garland TX GO Series 2010 5.00%, 2/15/26	500	587,125
Houston TX Arpt Sys Series 2011A 5.00%, 7/01/19	2,105	2,448,031
Houston TX Util Sys Series 20011E 5.00%, 11/15/13	2,225	2,384,866
Series 2011D 5.00%, 11/15/27	2,735	3,210,370
Series 2011E 5.00%, 11/15/14	6,900	7,682,529
Katy TX ISD GO Series 2010 B 4.00%, 2/15/13	700	720,468
Lower Colorado River Auth TX 5.00%, 5/15/24	2,615	3,020,168
Midlothian TX ISD GO Series 2011B 2.25%, 8/01/51	5,000	5,170,000

18	• ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

North Texas Tollway Auth TX (Texas St Hwy Fund Third Tier) Series 2011D 5.25%, 9/01/26	$3,625	$4,290,659
Red River TX Hlth Facs Dev Corp. (Mrc Crestview Proj) 6.00%, 11/15/16	735	744,408
San Antonio TX ISD GO 5.00%, 8/15/26	1,710	2,021,511
Texas Trnsp Comm (Central Texas Turnpike) Series 2009 2.75%, 8/15/42(b)	655	658,026
Univ of Texas Series 2010A 5.00%, 8/15/22	1,070	1,300,275

		43,779,732

Virginia – 6.3%
Fairfax Cnty VA Econ Dev Dist (Fairfax Cnty VA Trnsp Impt Dist) 5.00%, 4/01/25-4/01/26	6,000	6,927,720
Virginia College Bldg Auth (Virginia Lease 21st Century College Prog) 5.00%, 2/01/14	3,000	3,242,370
5.00%, 2/01/15(a)	7,550	8,433,048
Virginia Lease Pub Fac Series 2003A 5.00%, 8/01/13	3,525	3,731,988
Virginia Pub Bldg Auth (Virginia Lease Pub Fac) Series 2011A 4.00%, 8/01/13	4,050	4,238,041

		26,573,167

Washington – 3.6%
Chelan Cnty WA PUD #1 Series 2011B 5.50%, 7/01/25	3,305	3,833,139
Energy Northwest WA (Bonneville Power Admin) Series 2011A 5.00%, 7/01/18	680	828,940
Series 2012A 5.00%, 7/01/13-7/01/19	5,450	6,509,322
King Cnty WA Swr Series 2011B 5.00%, 1/01/14	2,230	2,401,197

ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY •	19

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Seattle WA GO Series 2010 4.00%, 8/01/12	$700	$706,601
Washington St GO Series 2009 B 5.00%, 1/01/22	710	858,894

		15,138,093

Wisconsin – 0.2%
Badger Tob Asset Sec Corp. WI 6.375%, 6/01/32 (Pre-refunded/ETM)	700	703,374

Total Long-Term Municipal Bonds (cost $335,036,359)		346,694,894

Short-Term Municipal Notes – 14.3%
California – 3.3%
California Mun Fin Auth (Chevron USA, Inc.) Series 2010B 0.21%, 11/01/35(d)	6,500	6,500,000
California Statewide CDA (Rady Children’s Hosp) 0.23%, 8/15/47(d)	7,500	7,500,000

		14,000,000

Colorado – 0.6%
Colorado Edl & Cultural Facs Auth (Natl Jewish Fed Bd Prog) 0.25%, 7/01/36(d)	1,100	1,100,000
Series D 0.25%, 10/01/38(d)	1,340	1,340,000

		2,440,000

Connecticut – 2.1%
Connecticut Hlth & Ed Fac Auth (Yale Univ) Series 2001V-1 0.22%, 7/01/36(d)	1,800	1,800,000
Series 2001V-2 0.23%, 7/01/36(d)	2,045	2,045,000
Connecticut Hlth & Ed Fac Auth (Yale University) Series 2005 Y-3 0.22%, 7/01/35(d)	5,100	5,100,000

		8,945,000

Louisiana – 1.9%
East Baton Rouge Parish LA (Exxon Mobil Corp.) 0.20%, 11/01/19(d)	7,195	7,195,000

20	• ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Lousiana Pub Fac Auth (Dynamic Fuel Systems, Inc.) Series 2008 0.24%, 10/01/33(d)	$950	$950,000

		8,145,000

Mississippi – 1.9%
Mississippi Business Fin Corp. (Chevron USA, Inc.) 0.24%, 11/01/35(d)	3,500	3,500,000
Series 2011B 0.25%, 11/01/35(d)	4,360	4,360,000

		7,860,000

Texas – 4.3%
Houston TX Hgr Ed Fin Corp. (Rice University) Series 2008 A 0.21%, 5/15/48(d)	3,000	3,000,000
Series 2008B 0.23%, 5/15/48(d)	7,400	7,400,000
Lower Neches Valley Auth TX (Exxon Mobil Corp.) 0.20%, 11/01/38(d)	7,735	7,735,000

		18,135,000

Washington – 0.2%
Washington St HFC (Tacoma Museum Art) 0.28%, 6/01/32(d)	1,000	1,000,000

Total Short-Term Municipal Notes (cost $60,525,000)		60,525,000

Total Municipal Obligations (cost $395,561,359)		407,219,894

CORPORATES - INVESTMENT GRADES – 4.0%
Financial Institutions – 2.0%
Banking – 1.6%
Bank of America Corp. 7.375%, 5/15/14	1,200	1,300,516
Capital One Financial Corp. 2.125%, 7/15/14	736	740,780
Citigroup, Inc. 5.50%, 4/11/13	1,475	1,526,185
Goldman Sachs Group, Inc. (The) 5.15%, 1/15/14	1,510	1,582,016
JPMorgan Chase & Co. 2.05%, 1/24/14	1,570	1,598,331

		6,747,828

ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY •	21

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Finance – 0.4%
General Electric Capital Corp. 2.15%, 1/09/15	$1,576	$1,603,329

		8,351,157

Industrial – 1.8%
Communications - Telecommunications – 0.3%
Verizon Communications, Inc. 4.35%, 2/15/13	1,446	1,489,089

Consumer Cyclical - Automotive – 0.2%
Daimler Finance North America LLC 6.50%, 11/15/13	904	979,580

Consumer Cyclical - Entertainment – 0.2%
Viacom, Inc. 1.25%, 2/27/15	800	801,588

Energy – 0.4%
ConocoPhillips 4.75%, 2/01/14	1,430	1,529,916

Technology – 0.7%
Hewlett-Packard Co. 4.50%, 3/01/13	1,280	1,317,773
International Business Machines Corp. 0.55%, 2/06/15	1,715	1,706,677

		3,024,450

		7,824,623

Utility – 0.2%
Electric – 0.2%
Exelon Generation Co LLC 5.35%, 1/15/14	831	886,487

Total Corporates - Investment Grades (cost $16,871,641)		17,062,267

AGENCIES – 1.5%
U.S. Government Agency – 1.5%
Federal Home Loan Bank Series 656 5.375%, 5/18/16(e) (cost $5,955,143)	5,315	6,300,151

	Shares
SHORT-TERM INVESTMENTS – 3.6%
Investment Companies – 3.4%
AllianceBernstein Fixed-Income Shares, Inc. - Government STIF Portfolio, 0.12%(f) (cost $14,170,181)	14,170,181	14,170,181

22	• ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

U.S. Treasury Bill – 0.2%
U.S. Treasury Bill Zero Coupon, 5/03/12 (cost $649,998)	$650	$649,998

Total Short-Term Investments (cost $14,820,179)		14,820,179

Total Investments – 105.4% (cost $433,208,322)		445,402,491
Other assets less liabilities – (5.4)%		(22,652,051)

Net Assets – 100.0%		$422,750,440

INTEREST RATE SWAP TRANSACTIONS (see Note D)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Portfolio	Payments received by the Portfolio		Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	$10,000	9/28/12	1.09%	CPI	#	$333,666
Barclays Bank PLC	7,000	3/16/13	1.795%	CPI	#	81,441
Barclays Bank PLC	2,000	4/8/15	2.22%	CPI	#	(3,102)
Barclays Bank PLC	38,000	4/24/15	2.02%	CPI	#	(26,056)
Barclays Bank PLC	5,500	6/1/15	2.038%	CPI	#	55,209
Barclays Bank PLC	6,000	2/26/17	2.37%	CPI	#	(28,668)
Barclays Bank PLC	3,000	7/19/17	2.0375%	CPI	#	91,604
Barclays Bank PLC	5,500	6/2/19	2.58%	CPI	#	(56,297)
Barclays Bank PLC	4,000	6/15/20	2.48%	CPI	#	23,846
Barclays Bank PLC	1,500	8/4/20	2.038%	CPI	#	43,544
Barclays Bank PLC	2,000	11/10/20	2.50%	CPI	#	26,103
Barclays Bank PLC	6,000	5/4/21	2.845%	CPI	#	(164,545)
Barclays Bank PLC	3,000	5/12/21	2.815%	CPI	#	(76,923)
Barclays Bank PLC	14,000	4/3/22	2.6625%	CPI	#	(79,793)
Barclays Bank PLC	5,400	3/6/27	2.695%	CPI	#	(14,884)
Citibank, N.A.	2,000	4/15/14	2.06%	CPI	#	8,631
Citibank, N.A.	10,000	5/4/16	2.71%	CPI	#	(191,989)
Deutsche Bank AG	16,300	6/30/14	1.998%	CPI	#	(41,286)
Deutsche Bank AG	14,200	7/21/14	2.155%	CPI	#	(123,458)
Deutsche Bank AG	11,000	6/20/21	2.655%	CPI	#	(166,447)
Deutsche Bank AG	9,800	9/7/21	2.400%	CPI	#	131,203
JPMorgan Chase Bank, N.A.	1,000	7/29/20	2.305%	CPI	#	27,689
JPMorgan Chase Bank, N.A.	1,400	6/30/26	2.890%	CPI	#	(49,755)
JPMorgan Chase Bank, N.A.	3,300	7/21/26	2.935%	CPI	#	(163,865)
JPMorgan Chase Bank, N.A.	2,400	10/3/26	2.485%	CPI	#	53,275
JPMorgan Chase Bank, N.A.	5,400	11/14/26	2.4875%	CPI	#	115,232
JPMorgan Chase Bank, N.A.	4,850	12/23/26	2.484%	CPI	#	133,497
Morgan Stanley Capital Services Inc.	7,000	6/25/12	0.99%	CPI	#	242,123
Morgan Stanley Capital Services Inc.	1,000	5/6/13	1.95%	CPI	#	10,018

ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY •	23

Portfolio of Investments

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Portfolio	Payments received by the Portfolio		Unrealized Appreciation/ (Depreciation)
Morgan Stanley Capital Services Inc.	$9,000	10/28/13	1.61%	CPI	#	$233,784
Morgan Stanley Capital Services Inc.	22,000	10/3/14	1.53%	CPI	#	275,333
Morgan Stanley Capital Services Inc.	6,000	4/5/16	2.535%	CPI	#	(53,953)
Morgan Stanley Capital Services Inc.	2,000	10/14/20	2.37%	CPI	#	51,539
Morgan Stanley Capital Services Inc.	13,000	5/23/21	2.68%	CPI	#	(184,430)
Morgan Stanley Capital Services Inc.	5,000	8/15/26	2.885%	CPI	#	(216,415)

						$295,871

#	Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

(a)	When-Issued or delayed delivery security.

(b)	Variable rate coupon, rate shown as of April 30, 2012.

(c)	Illiquid security.

(d)	Variable Rate Demand Notes are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.

(e)	Position, or a portion thereof, has been segregated to collateralize interest rate swaps. The aggregate market value of these securities amounted to $858,604.

(f)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

As of April 30, 2012, the Fund held 15.0% of net assets in insured bonds (of this amount 0.0% represents the Fund’s holding in pre-refunded or escrowed to maturity bonds).

Glossary:

AGM – Assured Guaranty Municipal

AMBAC – Ambac Assurance Corporation

CDA – Community Development Authority

EDA – Economic Development Agency

ETM – Escrowed to Maturity

FGIC – Financial Guaranty Insurance Company

GO – General Obligation

HFC – Housing Finance Corporation

IDA – Industrial Development Authority/Agency

ISD – Independent School District

NPFGC – National Public Finance Guarantee Corporation

NPFGC-RE – National Public Finance Guarantee Corporation Reinsuring FGIC

PFC – Passenger Facility Charge

PUD – Public Utility District

SD – School District

USD – Unified School District

See notes to financial statements.

24	• ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

April 30, 2012 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $419,038,141)	$431,232,310
Affiliated issuers (cost $14,170,181)	14,170,181	(a)
Receivable for capital stock sold	4,504,873
Interest and dividends receivable	4,027,253
Unrealized appreciation on interest rate swap contracts	1,937,737

Total assets	455,872,354

Liabilities
Payable for investment securities purchased	29,135,141
Unrealized depreciation on interest rate swap contracts	1,641,866
Payable for capital stock redeemed	1,456,976
Collateral received from broker	670,000
Advisory fee payable	93,021
Distribution fee payable	55,209
Transfer Agent fee payable	16,126
Administrative fee payable	6,220
Accrued expenses	47,355

Total liabilities	33,121,914

Net Assets	$422,750,440

Composition of Net Assets
Capital stock, at par	$39,805
Additional paid-in capital	409,894,297
Undistributed net investment income	185,879
Accumulated net realized gain on investment transactions	140,419
Net unrealized appreciation on investments	12,490,040

	$422,750,440

Net Asset Value Per Share—24 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$74,683,443	7,025,937	$10.63	*

C	$31,239,403	2,945,038	$10.61

Advisor	$76,346,718	7,178,996	$10.63

1	$179,072,647	16,872,264	$10.61

2	$61,408,229	5,782,468	$10.62

(a)	Includes investment of cash collateral of $670,000 received from broker for interest rate swap agreements.

*	The maximum offering price per share for Class A shares was $10.96 which reflects a sales charge of 3.0%.

See notes to financial statements.

ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY •	25

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Six Months Ended April 30, 2012 (unaudited)

Investment Income
Interest	$3,672,508
Dividends—Affiliated issuers	4,831	$3,677,339

Expenses
Advisory fee (see Note B)	852,808
Distribution fee—Class A	100,432
Distribution fee—Class C	136,397
Distribution fee—Class 1	67,971
Transfer agency—Class A	8,006
Transfer agency—Class C	3,669
Transfer agency—Advisor Class	6,725
Transfer agency—Class 1	12,715
Transfer agency—Class 2	4,819
Registration fees	79,239
Custodian	69,327
Administrative	26,611
Audit	20,801
Legal	18,649
Printing	17,367
Directors’ fees	6,404
Miscellaneous	5,651

Total expenses	1,437,591
Less: expenses waived and reimbursed by the Adviser (see Note B)	(279,983)

Net expenses		1,157,608

Net investment income		2,519,731

Realized and Unrealized Gain on Investment Transactions
Net realized gain on investment transactions		148,222
Net change in unrealized appreciation/depreciation of:
Investments		8,793,214
Swap contracts		1,216,506

Net gain on investment transactions		10,157,942

Net Increase in Net Assets from Operations		$12,677,673

See notes to financial statements.

26	• ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended April 30, 2012 (unaudited)	Year Ended October 31, 2011
Increase in Net Assets from Operations
Net investment income	$2,519,731	$2,363,084
Net realized gain on investment transactions	148,222	563,350
Net change in unrealized appreciation/depreciation of investments	10,009,720	2,256,836

Net increase in net assets from operations	12,677,673	5,183,270
Dividends and Distributions to Shareholders from
Net investment income
Class A	(439,880)	(739,996)
Class C	(88,486)	(157,851)
Advisor Class	(475,713)	(459,343)
Class 1	(1,029,318)	(657,636)
Class 2	(414,832)	(282,095)
Net realized gain on investment transactions
Class A	(122,501)	(60,961)
Class C	(48,220)	(23,413)
Advisor Class	(91,970)	(24,872)
Class 1	(218,955)	(18)
Class 2	(83,342)	(10,009)
Capital Stock Transactions
Net increase	127,675,532	220,275,764

Total increase	137,339,988	223,042,840
Net Assets
Beginning of period	285,410,452	62,367,612

End of period (including undistributed net investment income of $185,879 and $114,377, respectively)	$422,750,440	$285,410,452

See notes to financial statements.

ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY •	27

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

April 30, 2012 (unaudited)

NOTE A

Significant Accounting Policies

AllianceBernstein Bond Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund, which is a Maryland corporation, operates as a series company currently comprised of five portfolios: the Intermediate Bond Portfolio, the Bond Inflation Strategy Portfolio, the Municipal Bond Inflation Strategy Portfolio, the Real Asset Strategy Portfolio and the Limited Duration High Income Portfolio. The Intermediate Bond Portfolio commenced operations on July 1, 1999. The Bond Inflation Strategy Portfolio and Municipal Bond Inflation Strategy Portfolio commenced operations on January 26, 2010. The Real Asset Strategy Portfolio commenced operations on March 8, 2010. The Limited Duration High Income Portfolio commenced operations on December 7, 2011. Each Portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the Municipal Bond Inflation Strategy Portfolio. The Municipal Bond Inflation Strategy Portfolio (the “Strategy”) offers Class A, Class C, Advisor Class, Class 1 and Class 2 shares. Class 1 shares are sold only to the private clients of Sanford C. Bernstein & Co. LLC by its registered representatives. Class R, Class K and Class I shares have been authorized by the Strategy but are not currently being offered. Class A shares are sold with a front-end sales charge of up to 3.0% for purchases not exceeding $500,000. With respect to purchases of $500,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R, Class K, and Class 1 shares are sold without an initial or contingent deferred sales charge. Advisor Class, Class I, and Class 2 shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All eight classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Strategy.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

28	• ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY

Notes to Financial Statements

In general, the market value of securities which are readily available and deemed reliable are determined as follows: Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter market (“OTC”) put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures contracts are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investments in money market funds are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Strategy may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Strategy values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Strategy would receive to sell an asset or pay to

ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY •	29

Notes to Financial Statements

transfer a liability in an orderly transaction between market participants at the measurement date. The U.S. GAAP disclosure requirements establish a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Strategy. Unobservable inputs reflect the Strategy’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Strategy’s own assumptions in determining the fair value of investments)

The following table summarizes the valuation of the Strategy’s investments by the above fair value hierarchy levels as of April 30, 2012:

Investments in Securities:	Level 1			Level 2		Level 3		Total
Assets:
Long-Term Municipal Bonds	$	– 0	–	$345,668,099		$1,026,795		$346,694,894
Short-Term Municipal Notes		– 0	–	60,525,000		– 0	–	60,525,000
Corporates – Investment Grades		– 0	–	17,062,267		– 0	–	17,062,267
Agencies		– 0	–	6,300,151		– 0	–	6,300,151
Short-Term Investments:
Investment Companies		14,170,181		– 0	–	– 0	–	14,170,181
U.S. Treasury Bill		– 0	–	649,998		– 0	–	649,998

Total Investments in Securities		14,170,181		430,205,515		1,026,795		445,402,491
Other Financial Instruments*:
Assets:
Interest Rate Swap Contracts		– 0	–	1,937,737		– 0	–	1,937,737
Liabilities:
Interest Rate Swap Contracts		– 0	–	(1,641,866)		– 0	–	(1,641,866)

Total		$14,170,181		$430,501,386		$1,026,795		$445,698,362

*	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

30	• ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY

Notes to Financial Statements

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value. The transfers between levels of the fair value hierarchy assumes the financial instrument was transferred at the beginning of the reporting period.

	Long-Term Municipal Bonds		Total
Balance as of 10/31/11	$268,665		$268,665
Accrued discounts/(premiums)	3,270		3,270
Realized gain (loss)	– 0	–	– 0	–
Change in unrealized appreciation/depreciation	19,860		19,860
Purchases	735,000		735,000
Sales	– 0	–	– 0	–
Transfers in to Level 3	– 0	–	– 0	–
Transfers out of Level 3	– 0	–	– 0	–

Balance as of 4/30/12	$1,026,795		$1,026,795

Net change in unrealized appreciation/depreciation from Investments held as of 4/30/12*	$19,860		$19,860

*	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation of investments in the accompanying statement of operations.

3. Taxes

It is the Strategy’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Strategy’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (all years since inception of the Strategy) and has concluded that no provision for income tax is required in the Strategy’s financial statements.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Strategy is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Strategy amortizes premiums and accretes original issue discounts and market discounts as adjustments to interest income.

5. Class Allocations

All income earned and expenses incurred by the Strategy are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Strategy represented by the net assets of such class, except for class specific

ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY •	31

Notes to Financial Statements

expenses which are allocated to the respective class. Expenses of the Fund are charged to each Strategy in proportion to net assets. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

6. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Strategy pays the Adviser an advisory fee at an annual rate of .50% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion, of the Strategy’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to .80%, 1.50%, .50%, .60% and .50% of the daily average net assets for the Class A, Class C, Advisor Class, Class 1 and Class 2 shares, respectively. Under the agreement, fees waived and expenses borne by the Adviser are subject to repayment by the Strategy until January 26, 2013. No repayment will be made that would cause the Strategy’s total annualized operating expenses to exceed the net fee percentage set forth above, or which would exceed the amount of offering expenses as recorded by the Strategy before January 26, 2011. This fee waiver and/or expense reimbursement agreement may not be terminated before January 31, 2013 and will be automatically extended for one-year terms unless terminated by the Adviser upon 60 days’ notice to the Strategy prior to the end of the Strategy’s fiscal year, after which it may be terminated by either party. For the six months ended April 30, 2012, such reimbursement amounted to $279,983, which is subject to repayment, not to exceed the amount of offering expenses.

Pursuant to the investment advisory agreement, the Strategy may reimburse the Adviser for certain legal and accounting services provided to the Strategy by the Adviser. For the six months ended April 30, 2012, such fee amounted to $26,611.

The Strategy compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Strategy. ABIS may make payments to intermediaries that provide omnibus

32	• ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY

Notes to Financial Statements

account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $9,015 for the six months ended April 30, 2012.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Strategy’s shares. The Distributor has advised the Strategy that it has retained front-end sales charges of $864 from the sale of Class A shares and received $29,500 and $2,500 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares, respectively, for the six months ended April 30, 2012.

The Strategy may invest in the AllianceBernstein Fixed-Income Shares, Inc.—Government STIF Portfolio (“Government STIF Portfolio”), an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Strategy’s transactions in shares of the Government STIF Portfolio for the six months ended April 30, 2012 is as follows:

Market Value October 31, 2011 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value April 30, 2012 (000)	Dividend Income (000)
$ 5,807	$99,749	$91,386	$14,170	$5

NOTE C

Distribution Services Agreement

The Strategy has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Strategy pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Strategy’s average daily net assets attributable to Class A shares, 1% of the Strategy’s average daily net assets attributable to Class C shares and .10% of the Strategy’s average daily net assets attributable to Class 1 shares. There are no distribution and servicing fees on the Advisor Class and Class 2 shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Strategy’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Strategy in the amount of $246,989 and $423,316 for Class C and Class 1 shares, respectively. While such costs may be recovered from the Strategy in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs

ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY •	33

Notes to Financial Statements

incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Strategy’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended April 30, 2012 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$99,402,551		$6,959,664
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding swap transactions) are as follows:

Gross unrealized appreciation	$12,318,239
Gross unrealized depreciation	(124,070)

Net unrealized appreciation	$12,194,169

1. Derivative Financial Instruments

The Strategy may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal type of derivatives utilized by the Strategy, as well as the methods in which they may be used are:

•	Swap Agreements

The Strategy may enter into swaps to hedge its exposure to interest rates or credit risk. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Strategy in accordance with the terms of the respective swap agreements to provide value and recourse to the Strategy or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap agreement.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interim

34	• ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY

Notes to Financial Statements

payment to be received by the Strategy, and/or the termination value at the end of the contract. Therefore, the Strategy considers the creditworthiness of each counterparty to a swap contract in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Strategy and the counterparty and by the posting of collateral by the counterparty to the Strategy to cover the Strategy’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Strategy accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swap contracts. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation/depreciation of swap contracts on the statement of operations.

Interest Rate Swaps:

The Strategy is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Strategy holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Strategy may enter into interest rate swap contracts. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Strategy may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, a Strategy may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Strategy anticipates purchasing at a later date. Interest rate swaps involve the exchange by the Strategy with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Strategy receiving or paying, as the case may be, only the net amount of the two payments).

During the six months ended April 30, 2012, the Strategy held interest rate swaps contracts for hedging purposes.

Documentation governing the Strategy’s OTC derivatives may contain provisions for early termination of such transaction in the event the net

ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY •	35

Notes to Financial Statements

assets of the Strategy decline below specific levels set forth in the documentation (“net asset contingent features”). If these levels are triggered, the Strategy’s counterparty has the right to terminate such transaction and require the Strategy to pay or receive a settlement amount in connection with the terminated transaction. As of April 30, 2012, the Strategy had OTC derivatives with contingent features in net liability positions in the amount of $383,346. The fair value of assets pledged as collateral by the Strategy for such derivatives was $858,604 at April 30, 2012. If a trigger event had occurred at April 30, 2012, for those derivatives in a net liability position, no additional amounts would be required to be posted by the Strategy.

At April 30, 2012, the Strategy had entered into the following derivatives:

	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Unrealized appreciation on interest rate swap contracts	$1,937,737	Unrealized depreciation on interest rate swap contracts	$1,641,866

Total		$1,937,737		$1,641,866

The effect of derivative instruments on the statement of operations for the six months ended April 30, 2012:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives			Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on swap contracts; Net change in unrealized appreciation/depreciation of swap contracts	$	– 0	–	$1,216,506

Total		$	– 0	–	$1,216,506

For the six months ended April 30, 2012, the average monthly notional amount of interest rate swaps was $210,964,286.

36	• ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY

Notes to Financial Statements

NOTE E

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for Class A, Class C, Advisor Class, Class 1 and Class 2 were as follows:

	Shares		Amount
	Six Months Ended April 30, 2012 (unaudited)	Year Ended October 31, 2011	Six Months Ended April 30, 2012 (unaudited)	Year Ended October 31, 2011

Class A
Shares sold	2,480,198	5,142,328	$26,141,432	$52,360,160

Shares issued in reinvestment of dividends and distributions	38,783	54,868	406,224	553,410

Shares redeemed	(1,730,686)	(1,753,553)	(18,153,104)	(17,863,298)

Net increase	788,295	3,443,643	$8,394,552	$35,050,272

Class C
Shares sold	798,868	1,500,701	$8,390,066	$15,313,770

Shares issued in reinvestment of dividends and distributions	10,613	14,956	110,695	149,935

Shares redeemed	(187,786)	(363,624)	(1,978,026)	(3,648,199)

Net increase	621,695	1,152,033	$6,522,735	$11,815,506

Advisor Class
Shares sold	3,612,063	3,278,789	$37,969,848	$33,508,137

Shares issued in reinvestment of dividends and distributions	35,721	33,958	374,772	344,191

Shares redeemed	(531,068)	(469,384)	(5,624,843)	(4,799,372)

Net increase	3,116,716	2,843,363	$32,719,777	$29,052,956

Class 1
Shares sold	7,108,490	11,632,224	$75,004,747	$119,044,000

Shares issued in reinvestment of dividends and distributions	26,709	4,161	277,308	42,866

Shares redeemed	(1,122,675)	(777,645)	(11,803,497)	(8,021,647)

Net increase	6,012,524	10,858,740	$63,478,558	$111,065,219

ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY •	37

Notes to Financial Statements

	Shares		Amount
	Six Months Ended April 30, 2012 (unaudited)	Year Ended October 31, 2011	Six Months Ended April 30, 2012 (unaudited)	Year Ended October 31, 2011

Class 2
Shares sold	1,808,320	4,736,196	$19,021,017	$48,492,929

Shares issued in reinvestment of dividends and distributions	17,285	7,316	180,460	73,754

Shares redeemed	(251,546)	(1,531,103)	(2,641,567)	(15,274,872)

Net increase	1,574,059	3,212,409	$16,559,910	$33,291,811

NOTE F

Risks Involved in Investing in the Strategy

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Strategy’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Strategy’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Municipal Market Risk—This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Strategy’s investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. To the extent that the Strategy invests more of its assets in a particular state’s municipal securities, the Strategy may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism and catastrophic natural disasters, such as hurricanes or earthquakes. The Strategy’s investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

Derivatives Risk—The Strategy may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses

38	• ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY

Notes to Financial Statements

for the Strategy, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Indemnification Risk—In the ordinary course of business, the Strategy enters into contracts that contain a variety of indemnifications. The Strategy’s maximum exposure under these arrangements is unknown. However, the Strategy has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Strategy has not accrued any liability in connection with these indemnification provisions.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Strategy, participate in a $140 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Strategy did not utilize the Facility during the six months ended April 30, 2012.

NOTE H

Distributions to Shareholders

The tax character of distributions to be paid for the year ending October 31, 2012 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended October 31, 2011 and October 31, 2010 were as follows:

	2011	2010
Distributions paid from:
Ordinary income	$233,340	$57,510
Tax-exempt income	2,182,854	258,762

Total distributions paid	$2,416,194	$316,272

As of October 31, 2011, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed tax-exempt income	$156,242
Undistributed ordinary income	548,290
Undistributed capital gains	8,895
Unrealized appreciation/(depreciation)	2,480,320

Total accumulated earnings/(deficit)	$3,193,747	(a)

(a)	The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable primarily to the amortization of offering costs.

ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY •	39

Notes to Financial Statements

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Under the Regulated Investment Company Modernization Act of 2010, funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These post-enactment capital losses must be utilized prior to the pre-enactment capital losses, which are subject to expiration. Post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation.

NOTE I

Recent Accounting Pronouncements

In May 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) to develop common requirements for measuring fair value and for disclosing information about fair value measurements in U.S. GAAP and International Financial Reporting Standards (“IFRS”). The amendments are intended to improve the comparability of fair value measurements presented and disclosed in the financial statements prepared in accordance with U.S. GAAP and IFRS. The ASU is effective during interim or annual periods beginning after December 15, 2011. At this time, management is evaluating the implication of this ASU and its impact on the financial statements has not been determined.

In December 2011, the FASB issued an ASU related to disclosures about offsetting assets and liabilities in financial statements. The amendments in this update require an entity to disclose both gross and net information for derivatives and other financial instruments that are either offset in the statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The ASU is effective during interim or annual reporting periods beginning on or after January 1, 2013. At this time, management is evaluating the implication of this ASU and its impact on the financial statements has not been determined.

NOTE J

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Strategy’s financial statements through this date.

40	• ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class A
	Six Months Ended April 30, 2012 (unaudited)		Year Ended October 31, 2011	January 26 2010(a) to October 31, 2010

Net asset value, beginning of period	$ 10.32		$ 10.09	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.07		.16	.11
Net realized and unrealized gain on investment transactions	.33		.26	.06

Net increase in net asset value from operations	.40		.42	.17

Less: Dividends and Distributions
Dividends from net investment income	(.07)		(.17)	(.08)
Distributions from net realized gain on investment transactions	(.02)		(.02)	– 0	–

Total dividends and distributions	(.09)		(.19)	(.08)

Net asset value, end of period	$ 10.63		$ 10.32	$ 10.09

Total Return
Total investment return based on net asset value(d)	3.88%		4.24%	1.70%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$74,683		$64,342	$28,200
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.80	%(e)	.80%	.80	%(e)
Expenses, before waivers/reimbursements	.96	%(e)	1.20%	2.15	%(e)
Net investment income(b)	1.36	%(e)	1.57%	1.43	%(e)
Portfolio turnover rate	2%		26%	1%

See footnote summary on page 45.

ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY •	41

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class C
	Six Months Ended April 30, 2012 (unaudited)		Year Ended October 31, 2011	January 26 2010(a) to October 31, 2010

Net asset value, beginning of period	$ 10.30		$ 10.08	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.03		.09	.06
Net realized and unrealized gain on investment transactions	.33		.25	.06

Net increase in net asset value from operations	.36		.34	.12

Less: Dividends and Distributions
Dividends from net investment income	(.03)		(.10)	(.04)
Distributions from net realized gain on investment transactions	(.02)		(.02)	– 0	–

Total dividends and distributions	(.05)		(.12)	(.04)

Net asset value, end of period	$ 10.61		$ 10.30	$ 10.08

Total Return
Total investment return based on net asset value(d)	3.54%		3.45%	1.23%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$31,239		$23,919	$11,804
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.50	%(e)	1.50%	1.50	%(e)
Expenses, before waivers/reimbursements	1.67	%(e)	1.91%	2.76	%(e)
Net investment income(b)	.66	%(e)	.87%	.78	%(e)
Portfolio turnover rate	2%		26%	1%

See footnote summary on page 45.

42	• ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Advisor Class
	Six Months Ended April 30, 2012 (unaudited)		Year Ended October 31, 2011	January 26 2010(a) to October 31, 2010

Net asset value, beginning of period	$ 10.32		$ 10.10	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.09		.19	.12
Net realized and unrealized gain on investment transactions	.33		.25	.08

Net increase in net asset value from operations	.42		.44	.20

Less: Dividends and Distributions
Dividends from net investment income	(.09)		(.20)	(.10)
Distributions from net realized gain on investment transactions	(.02)		(.02)	– 0	–

Total dividends and distributions	(.11)		(.22)	(.10)

Net asset value, end of period	$ 10.63		$ 10.32	$ 10.10

Total Return
Total investment return based on net asset value(d)	4.03%		4.44%	1.97%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$76,347		$41,924	$12,310
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.50	%(e)	.50%	.50	%(e)
Expenses, before waivers/reimbursements	.67	%(e)	.88%	1.57	%(e)
Net investment income(b)	1.66	%(e)	1.85%	1.81	%(e)
Portfolio turnover rate	2%		26%	1%

See footnote summary on page 45.

ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY •	43

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class 1
	Six Months Ended April 30, 2012 (unaudited)		Year Ended October 31, 2011	January 26 2010(a) to October 31, 2010

Net asset value, beginning of period	$ 10.30		$ 10.08	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.08		.17	.11
Net realized and unrealized gain on investment transactions	.33		.27	.07

Net increase in net asset value from operations	.41		.44	.18

Less: Dividends and Distributions
Dividends from net investment income	(.08)		(.20)	(.10)
Distributions from net realized gain on investment transactions	(.02)		(.02)	– 0	–

Total dividends and distributions	(.10)		(.22)	(.10)

Net asset value, end of period	$ 10.61		$ 10.30	$ 10.08

Total Return
Total investment return based on net asset value(d)	4.00%		4.40%	1.78%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$179,073		$111,857	$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.60	%(e)	.60%	.60	%(e)
Expenses, before waivers/reimbursements	.76	%(e)	.92%	2.70	%(e)
Net investment income(b)	1.56	%(e)	1.66%	1.38	%(e)
Portfolio turnover rate	2%		26%	1%

See footnote summary on page 45.

44	• ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class 2
	Six Months Ended April 30, 2012 (unaudited)		Year Ended October 31, 2011	January 26 2010(a) to October 31, 2010

Net asset value, beginning of period	$ 10.31		$ 10.08	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.09		.17	.11
Net realized and unrealized gain on investment transactions	.33		.28	.07

Net increase in net asset value from operations	.42		.45	.18

Less: Dividends and Distributions
Dividends from net investment income	(.09)		(.20)	(.10)
Distributions from net realized gain on investment transactions	(.02)		(.02)	– 0	–

Total dividends and distributions	(.11)		(.22)	(.10)

Net asset value, end of period	$ 10.62		$ 10.31	$ 10.08

Total Return
Total investment return based on net asset value(d)	4.04%		4.54%	1.85%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$61,408		$43,368	$10,044
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.50	%(e)	.50%	.50	%(e)
Expenses, before waivers/reimbursements	.66	%(e)	.85%	2.61	%(e)
Net investment income(b)	1.66	%(e)	1.77%	1.49	%(e)
Portfolio turnover rate	2%		26%	1%

(a)	Commencement of operations.

(b)	Net of fees waived and expenses reimbursed by the Adviser.

(c)	Based on average shares outstanding.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	Annualized.

See notes to financial statements.

ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY •	45

Financial Highlights

BOARD OF DIRECTORS

William H. Foulk, Jr.(1), Chairman John H. Dobkin(1) Michael J. Downey(1) D. James Guzy(1) Nancy P. Jacklin(1)	Robert M. Keith, President and Chief Executive Officer Garry L. Moody(1) Marshall C. Turner, Jr.(1) Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Michael G. Brooks(2), Vice President Robert (Guy) B. Davidson III(2), Vice President	Wayne D. Godlin(2), Vice President Terrance T. Hults(2), Vice President Emilie D. Wrapp, Secretary Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller

Custodian and Accounting Agent

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

(1)	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

(2)	The day-to-day management of, and investment decisions for, the Strategy’s portfolio are made by the Adviser’s Municipal Bond Investment Team. Messrs. Michael G. Brooks, Robert (Guy) B. Davidson III, Wayne D. Godlin and Terrance T. Hults are the investment professionals with the most significant responsibility for the day-to-day management of the Strategy’s portfolio.

46	• ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY

Board of Directors

Information Regarding the Review and Approval of the Portfolio’s Investment Advisory Contract

The disinterested directors (the “directors”) of AllianceBernstein Bond Fund, Inc. (the “Fund”) unanimously approved the continuance of the Fund’s Investment Advisory Contract (the “Advisory Agreement”) with the Adviser in respect of AllianceBernstein Municipal Bond Inflation Strategy (the “Portfolio”) at a meeting held on November 1-3, 2011.

Prior to approval of the continuance of the Advisory Agreement in respect of the Portfolio, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer) of the reasonableness of the advisory fee in the Advisory Agreement, in which the Senior Officer concluded that the contractual fee for the Portfolio was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Fund’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Portfolio gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the AllianceBernstein Funds and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Portfolio and the overall arrangements between the Portfolio and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business

ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY •	47

judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Portfolio. They noted the professional experience and qualifications of the Portfolio’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Portfolio will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services provided at the Portfolio’s request by employees of the Adviser or its affiliates. Requests for these reimbursements are approved by the directors on a quarterly basis and, to the extent requested and paid, result in a higher rate of total compensation from the Portfolio to the Adviser than the fee rate stated in the Portfolio’s Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Portfolio’s other service providers, also were considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Portfolio under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Portfolio to the Adviser for calendar year 2010 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s Senior Officer. The directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and noted that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Portfolio, including those relating to its subsidiaries which provide transfer agency, distribution and brokerage services to the Portfolio. The directors recognized that it is difficult to make comparisons of profitability with advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Portfolio before taxes and distribution expenses. The directors noted that the Adviser’s relationship with the Portfolio (January 2010 inception) was not profitable to it in 2010.

48	• ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Portfolio, including but not limited to, benefits relating to 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Portfolio’s shares and transfer agency fees paid by the Portfolio to a wholly owned subsidiary of the Adviser. The directors recognized that the Portfolio’s unprofitability to the Adviser would be exacerbated without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Portfolio.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed performance information for the Portfolio at each regular Board meeting during the year. At the November 2011 meeting, the directors reviewed information prepared by Lipper showing the performance of the Class A Shares of the Portfolio as compared with that of a group of similar funds selected by Lipper (the “Performance Group”) and as compared with that of a broader array of funds selected by Lipper (the “Performance Universe”), and information prepared by the Adviser showing performance of the Class A Shares as compared with the Barclays Capital 1-10 Year Treasury Inflation Protected Securities (TIPS) Index (the “Index”), in each case for the 1-year period ended July 31, 2011 and (in the case of comparisons with the Index) the since inception period (January 2010 inception). The directors noted that the Portfolio was in the 1st quintile of the Performance Group and the Performance Universe for the 1-year period, and that it lagged the Index in the 1-year and the since inception periods. Based on their review, the directors concluded that the Portfolio’s performance was satisfactory.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Portfolio to the Adviser and information prepared by Lipper concerning advisory fee rates paid by other funds in the same Lipper category as the Portfolio at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The Adviser informed the directors that there were no institutional products managed by it that have a substantially similar investment style. The directors reviewed the relevant fee information from the Adviser’s Form ADV and noted that the Adviser charged institutional clients lower fees for advising comparably sized institutional accounts using strategies that differ from those of the Portfolio but which invest in fixed income securities.

ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY •	49

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Portfolio relative to institutional clients. The Adviser also noted that because mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets tend to be relatively stable. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to funds such as the Portfolio, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors also considered the total expense ratio of the Class A shares of the Portfolio in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of funds similar to the Portfolio and an Expense Universe as a broader group, consisting of all funds in the investment classification/objective with a similar load type as the Portfolio. The Class A expense ratio of the Portfolio was based on the Portfolio’s latest fiscal year and reflected fee waivers and/or expense reimbursements as a result of an expense limitation agreement between the Adviser and the Portfolio. The directors noted that it was likely that the expense ratios of some of the other funds in the Portfolio’s Lipper category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view the expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Portfolio by others.

The directors noted that, at the Portfolio’s current size, its contractual effective advisory fee rate of 50 basis points was lower than the Expense Group median. The directors noted that, in the Portfolio’s latest fiscal year, the administrative expense reimbursement of 17 basis points had been waived by the Adviser. The directors noted that the Portfolio’s total expense ratio, which reflected an expense limitation agreement between the Adviser and the Portfolio, was lower than the Expense Group median and higher than the Expense Universe median. The directors concluded that the Portfolio’s expense ratio was satisfactory.

Economies of Scale

The directors noted that the advisory fee schedule for the Portfolio contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AllianceBernstein Funds, and by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale at the May 2011 meetings. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for establishing breakpoints that

50	• ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY

give effect to fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Portfolio, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Portfolio’s shareholders would benefit from a sharing of economies of scale in the event the Portfolio’s net assets exceed a breakpoint in the future.

ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY •	51

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and AllianceBernstein Bond Fund, Inc. (the “Fund”) in respect of AllianceBernstein Municipal Bond Inflation Strategy (“Strategy”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by the September 1, 2004 Assurance of Discontinuance (“AoD”) between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Strategy which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Strategy grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Strategy.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what §36(b) requires: to face liability under §36(b), “an investment adviser

1	The Senior Officer’s fee evaluation was completed on October 20, 2011 and discussed with the Board of Directors on November 1-3, 2011.

2	Future references to the Fund or the Strategy do not include “AllianceBernstein.”

52	• ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY

must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In Jones, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s-length bargaining as the benchmark for reviewing challenged fees.”3

PORTFOLIO ADVISORY FEES, EXPENSE CAPS, REIMBURSEMENTS & RATIOS

The Adviser proposed that the Strategy pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in connection with the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.4

Category	Net Assets 09/30/11 ($MM)	Advisory Fee Based on % of Average Daily Net Assets	Strategy
High Income	$274.4	50 bp on 1st $2.5 billion 45 bp on next $2.5 billion 40 bp on the balance	Municipal Bond Inflation Strategy

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Strategy. During the Strategy’s most recently completed fiscal year, the Adviser was entitled to receive $55,000 (0.17% of the Strategy’s average daily net assets) for such services, but waived the amount in its entirety.

The Adviser agreed to waive that portion of its advisory fees and/or reimburse the Strategy for that portion of the Strategy’s total operating expenses to the degree necessary to limit the Strategy’s expense ratios to the amounts set forth below for the Strategy’s current fiscal year. The waiver is terminable by the Adviser at the end of the Strategy’s fiscal year upon at least 60 days written

3	Jones v. Harris at 1427.

4	Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser’s settlement with the NYAG.

ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY •	53

notice. In addition, set forth below are the Strategy’s gross expense ratios, annualized for the most recent semi-annual period:

Strategy	Expense Cap Pursuant to Expense Limitation Undertaking			Gross Expense Ratio[5] (04/30/11)		Fiscal Year End
Municipal Bond Inflation Strategy	Advisor Class A Class C Class 1 Class 2	0.50 0.80 1.50 0.60 0.50	% % % % %	1.14 1.44 2.14 1.34 1.10	% % % % %	October 31

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Strategy that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Strategy’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Strategy are more costly than those for institutional client assets due to the greater complexities and time required for investment companies, although as previously noted, the Adviser is entitled to be reimbursed for providing some of these services. Also, retail mutual funds managed by the Adviser are widely held and accordingly, servicing the Strategy’s investors is more time consuming and labor intensive compared to servicing institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly if the Strategy is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete

5	Annualized.

54	• ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY

victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although arguably still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar investment style as the Strategy.6

However, with respect to the Strategy, the Adviser represented that there is no category in the Form ADV for institutional products that have a substantially similar investment styles as the Strategy.

The Adviser represented that it does not sub-advise any registered investment companies that have a similar investment strategy as the Strategy.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc., an analytical service that is not affiliated with the Adviser, compared the fees charged to the Strategy with fees charged to other investment companies for similar services by other investment advisers.7 Lipper’s analysis included the comparison of the Strategy’s contractual management fee,8,9 estimated at the approximate current asset level of the subject Strategy, to the median of the Strategy’s Lipper Expense Group (“EG”) and the Strategy’s contractual management fee ranking.

6	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

7	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

8	The contractual management fee is calculated by Lipper using the Strategy’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Fund, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” means that the Strategy has the lowest effective fee rate in the Lipper peer group.

9	The contractual management fee does not reflect any expense reimbursements made by the Strategy to the Adviser for certain clerical, legal, accounting, administrative, and other services. In addition, the contractual management fee does not reflect any advisory fee waivers or expense reimbursements made by the Adviser that would effectively reduce the actual effective management fee.

ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY •	55

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Strategy	Contractual Management Fee (%)	Lipper Expense Group Median (%)	Rank
Municipal Bond Inflation Strategy	0.500	0.550	4/10

Lipper also compared the Strategy’s total expense ratio to the medians of the Strategy’s EG and Lipper Expense Universe (“EU”). The EU10 is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Strategy.

Strategy	Expense Ratio (%)[11]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
Municipal Bond Inflation Strategy	0.800	0.853	3/10	0.760	24/37

Based on this analysis, the Strategy has a more favorable ranking on a total expense ratio basis than on a management fee basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Strategy. The Senior Officer has retained an independent consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The profitability information for the Strategy, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the independent consultant. The Adviser’s profitability from providing investment advisory services to the Strategy in 2010 was negative.

10	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

11	Most recently completed fiscal year Class A share total expense ratio.

56	• ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY

In addition to the Adviser’s direct profits from managing the Strategy, certain of the Adviser’s affiliates have business relationships with the Strategy and may earn a profit from providing other services to the Strategy. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Strategy and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent and distribution related services to the Strategy and receive transfer agent fees, front-end sales loads, Rule 12b-1 payments and contingent deferred sales charges (“CDSC”). During the Strategy’s most recently completed fiscal year, ABI received from the Portfolio $0, $74,837 and $7032 in front-end sales charges, Rule 12b-1 and CDSC fees, respectively.

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Strategy’s principal underwriter. ABI and the Adviser have disclosed in the Strategy’s prospectus that they may make revenue sharing payments from their own resources, in addition to revenues derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Strategy. In 2010, ABI paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $13.8 million for distribution services and educational support (revenue sharing payments).

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Strategy, are charged on a per account basis, based on the level of service provided and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. During the Strategy’s most recently completed fiscal year, ABIS received $9,322 in fees from the Strategy.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,12 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems, can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms have made such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

12	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY •	57

In February 2008, an independent consultant, retained by the Senior Officer, provided the Board of Directors an update of the Deli13 study on advisory fees and various fund characteristics.14 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.15 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund assets under management (“AUM”), family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of fund size and the large asset manager’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES INCLUDING THE PERFORMANCE OF THE PORTFOLIO.

With assets under management of approximately $402 billion as of September 30, 2011, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Strategy.

13	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry over the last four years.

14	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones V. Harris at 1429.

15	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

58	• ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY

The information below shows the 1 year performance return and rankings of the Strategy16 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)17 for the periods ended July 31, 2011.18

Strategy	Strategy Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
Municipal Bond Inflation Strategy
1 year	5.87	3.25	3.25	1/10	3/41

Set forth below are the 1 year and since inception net performance returns of the Strategy (in bold)19 versus its benchmark.20 Strategy and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.21

	Periods Ending July 31, 2011 Annualized Performance
		Since Inception (%)	Annualized		Risk Period (Year)
	1 Year (%)		Volatility (%)	Sharpe (%)
Municipal Bond Inflation Strategy	5.72	3.92	2.53	2.13	1
Barclays Capital 1-10yr TIPS Index	9.63	7.78	3.25	2.69	1
Inception Date: January 26, 2010

16	The performance returns and rankings are for the Class A shares of the Strategy. The performance returns of the Strategy were provided Lipper. Lipper maintains its own database that includes the Strategy’s performance returns.

17	The Strategy’s PG is identical to the Strategy’s EG. The Strategy’s PU is not identical to the Strategy’s EU as the criteria for including/excluding a strategy in/from a PU are somewhat different from that of an EU.

18	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the Strategy even if the Strategy may have had a different investment classification/objective at different points in time.

19	The performance returns and risk measures shown in the table are for the Class A shares of the Strategy.

20	The Adviser provided Strategy and benchmark performance return information for the periods through July 31, 2011.

21	Strategy and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A strategy with a greater volatility would be viewed as more risky than a strategy with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A strategy with a higher Sharpe Ratio would be regarded as better performing than a strategy with a lower Sharpe Ratio.

ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY •	59

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Strategy is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Strategy is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: November 28, 2011

60	• ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies Funds

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Conservative Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Asset Allocation/Multi-Asset

Dynamic All Market Fund

Emerging Markets Multi-Asset

International Portfolio

Real Asset Strategy

Tax-Managed International Portfolio

Growth Funds

Domestic

Growth Fund

Large Cap Growth Fund

Select U.S. Equity Portfolio

Small Cap Growth Portfolio

Small/Mid Cap Growth Fund

U.S. Strategic Research Portfolio

Global & International

Global Thematic Growth Fund

International Discovery Equity Portfolio

International Focus 40 Portfolio

International Growth Fund

Value Funds

Domestic

Core Opportunities Fund

Equity Income Fund

Growth & Income Fund

Small/Mid Cap Value Fund

Value Fund

Global & International

Global Real Estate Investment Fund

Global Value Fund

International Value Fund

Taxable Bond Funds

Bond Inflation Strategy

Global Bond Fund

High Income Fund

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

Unconstrained Bond Fund

Municipal Bond Funds

Arizona California High Income Massachusetts Michigan Minnesota Municipal Bond Inflation Strategy	National New Jersey New York Ohio Pennsylvania Virginia

Intermediate Municipal Bond Funds

Intermediate California

Intermediate Diversified

Intermediate New York

Closed-End Funds

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

Alternatives

Market Neutral Strategy-Global

Market Neutral Strategy-U.S.

Balanced

Balanced Shares

Retirement Strategies Funds

2000 Retirement Strategy	2020 Retirement Strategy	2040 Retirement Strategy
2005 Retirement Strategy	2025 Retirement Strategy	2045 Retirement Strategy
2010 Retirement Strategy	2030 Retirement Strategy	2050 Retirement Strategy
2015 Retirement Strategy	2035 Retirement Strategy	2055 Retirement Strategy

We also offer Exchange Reserves,* which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

*	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY •	61

AllianceBernstein Family of Funds

NOTES

62	• ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY

NOTES

ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY •	63

NOTES

64	• ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY

NOTES

ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY •	65

NOTES

66	• ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY

NOTES

ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY •	67

NOTES

68	• ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY

ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

MBIS-0152-0412

SEMI-ANNUAL REPORT

AllianceBernstein

Real Asset Strategy

April 30, 2012

Semi-Annual Report

Investment Products Offered

•Are Not FDIC Insured •May Lose Value •Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s website at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

June 14, 2012

Semi-Annual Report

This report provides management’s discussion of fund performance for AllianceBernstein Real Asset Strategy (the “Strategy”) for the semi-annual reporting period ended April 30, 2012.

Investment Objective and Policies

The Strategy’s investment objective is to maximize real return. Real return is the rate of return after adjusting for inflation.

The Strategy pursues an aggressive investment strategy involving a variety of asset classes. The Strategy invests primarily in instruments that AllianceBernstein L.P. (the “Adviser”) expects to outperform broad equity indices during periods of rising inflation. Under normal circumstances, the Strategy expects to invest its assets principally in the following instruments that, in the judgment of the Adviser, are affected directly or indirectly by the level and change in the rate of inflation: inflation-protected fixed-income securities, such as Treasury Inflation-Protected Securities (“TIPS”) and similar bonds issued by governments outside of the U.S., commodities, equity securities, such as commodity-related stocks, real estate securities, utility securities, infrastructure-related securities, securities and derivatives linked to the price of other assets (such as commodities, stock indices and real estate) and currencies. The Strategy expects its investments in fixed-income securities to have a broad range of maturities and quality levels.

The Strategy will seek inflation protection from investments around the globe, both in developed and emerging market countries. In selecting securities for purchase and sale, the Adviser will utilize its qualitative and quantitative resources to determine overall inflation sensitivity, asset allocation, and security selection. When its analysis indicates that changes are necessary, the Adviser intends to implement them through a combination of changes to underlying positions and the use of inflation swaps and other types of derivatives, such as interest rate swaps. The Strategy anticipates that its investments, other than its investments in inflation-protected securities, will focus roughly equally on commodity-related equity securities, commodities and commodity derivatives, and real estate equity securities to provide a balance between expected return and inflation protection. Its commodities investments will include significant exposure to energy commodities, but will also include agricultural products, industrial and precious metals, such as gold. The Strategy’s investments in real estate equity securities will include real estate investment trusts (“REITs”), other real estate-related securities, and infrastructure-related securities.

The Strategy will invest in both U.S. and non-U.S. dollar-denominated equity or fixed-income securities. The Strategy may invest in currencies for hedging or for investment purposes, both in the spot market and through long or short positions in currency-related derivatives. The Strategy does not ordinarily expect to hedge its

ALLIANCEBERNSTEIN REAL ASSET STRATEGY •	1

foreign currency exposure because it will be balanced by investments in U.S. dollar-denominated securities although it may hedge the exposure under certain circumstances. The Strategy may invest significantly, to the extent permitted by applicable law, in derivatives such as options, futures, forwards, swaps or structured notes. The Strategy intends to use leverage for investment purposes through the use of cash made available by derivatives transactions to make other investments in accordance with its investment policies. In determining when and to what extent to employ leverage or enter into derivatives transactions, the Adviser will consider factors such as the relative risks and returns expected of potential investments and the cost of such transactions. The Adviser will consider the impact of derivatives in making its assessments of the Strategy’s risks. The resulting exposures to markets, sectors, issuers or specific securities will be continuously monitored by the Adviser.

The Strategy may seek to gain exposure to physical commodities traded in the commodities markets through investments in a variety of derivative instruments, including investments in commodity index-linked notes. The Adviser expects that the Strategy will seek to gain exposure to commodities and commodities-related instruments and derivatives primarily through investments in AllianceBernstein Cayman Inflation Strategy, Ltd., a wholly-owned subsidiary of the Strategy organized under the laws of the Cayman Islands (the

“Subsidiary”). The Subsidiary is advised by the Adviser and has the same investment objective and substantially similar investment policies and restrictions as the Strategy except that the Subsidiary, unlike the Strategy, may invest, without limitation, in commodities and commodities-related instruments. The Strategy will be subject to the risks associated with the commodities, derivatives and other instruments in which the Subsidiary invests, to the extent of its investment in the Subsidiary. The Strategy limits its investment in the Subsidiary to no more than 25% of its net assets. The Strategy is “non-diversified”, which means that it may concentrate its assets in a smaller number of issuers than a diversified fund.

Investment Results

The table on page 7 shows the Strategy’s performance compared to its benchmark, the Morgan Stanley Capital International (“MSCI”) All Country (“AC”) World Commodity Producers Index (Net), for the six- and 12-month periods ended April 30, 2012. For the six-month period, the Strategy posted a positive absolute return and outperformed its benchmark, before sales charges. Outperformance was driven primarily by the Strategy’s strategic exposure to real estate equities, while a strategic allocation to the commodity futures asset class detracted from performance. Within the Strategy’s natural resources equities allocation, active management contributed positively to performance. The Strategy also benefited from active security selection decisions within both the real estate

2	• ALLIANCEBERNSTEIN REAL ASSET STRATEGY

and commodity futures allocations. Positive contributions from top-down collateral management and currency management strategies were offset by asset allocation and risk management decisions, resulting in a negative contribution to relative performance from “top-down” active management over the six-month period.

For the 12-month period, the Strategy registered a negative absolute return but outperformed its benchmark, before sales charges. Absolute performance was driven primarily by the Strategy’s exposure to the natural resource equities asset class, which registered negative returns over the period. Positive relative performance was driven primarily by the Strategy’s strategic allocation to real estate equities, partially offset by a strategic allocation to commodity futures. Active management within both the natural resource equities and real estate equities allocations also contributed positively to performance. Within the commodity futures allocation, value was added by the Strategy’s curve positioning and security selection decisions. The Strategy’s “top-down” active decisions, including asset allocation, risk management, as well as currency and collateral management strategies, also contributed positively to relative performance over the 12-month period.

The Strategy utilized derivatives during the six- and 12-month periods, including total return swaps for hedging and non-hedging purposes, which detracted from performance during both periods; interest rate swaps for hedging purposes, which had an immaterial impact on performance for both periods; futures and currency forwards for hedging and non-hedging purposes, which added to performance for both periods; and options for hedging purposes, which added to performance for both periods.

Market Review and Investment Strategy

Global equities struggled through the second quarter of 2011 as oil prices rose, and the natural disaster in March 2011 triggered a sharp drop in Japanese equities. Broad market performance deteriorated, driving risks higher, on the European sovereign debt crisis, supply chain disruption concerns following the disaster in Japan and the U.S. deficit. As volatility began to accelerate in the commodity markets, the Strategy’s exposures were significantly reallocated away from commodity futures and toward cash and short-term inflation-linked bonds. Risk markets generally plunged further in the third quarter, as investors were unnerved by further deteriorating macroeconomic conditions and the inability of policymakers to find credible solutions to deal with them. During this time, the Strategy modestly scaled back exposure to global real estate equities, thereby adding additional capital to defensive cash and bond positions. By the end of the third quarter, however, attractive valuations and highly-depressed sentiment suggested the broad risk market selloff was potentially overdone. In response, the Strategy’s risk exposures were increased over the course of the fourth quarter, first in

ALLIANCEBERNSTEIN REAL ASSET STRATEGY •	3

commodity futures, then in natural resource equities, and finally within the real estate allocation.

Global equities rose sharply in the fourth quarter as the rescue plan put forth by European leaders in October—subsequently deemed to be insufficient to resolve the two year old crisis—sparked a large recovery; in the final weeks of December the European Central Bank injected significant amounts of liquidity into the undercapitalized European banking system, bringing about a late-year rally. By year-end 2011, the Strategy was targeting a small overweight in natural resource equities and modest under-

weights in both real estate and commodity futures. On the back of stronger-than-expected global macroeconomic data points and increased investor risk appetite due to encouraging developments surrounding the European sovereign debt crisis and a second Greek bailout, global equities rose strongly in the first quarter of 2012, before modestly correcting prior to the end of the six-month period. The Real Asset Strategy Team continued to target a roughly neutral risk profile, though with a bias toward increasing exposure to natural resource equities due primarily to valuation considerations.

4	• ALLIANCEBERNSTEIN REAL ASSET STRATEGY

HISTORICAL PERFORMANCE

Benchmark Disclosure

The unmanaged MSCI AC World Commodity Producers Index (Net) does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The MSCI AC World Commodity Producers Index is a free float-adjusted, market capitalization index designed to track the performance of global listed commodity producers, including emerging markets. Net returns include the reinvestment of dividends after deduction of non-U.S. withholding tax. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Strategy.

A Word About Risk

Market Risk: The value of the Strategy’s assets will fluctuate as the stock, commodity and bond markets fluctuate. The value of the Strategy’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

Interest Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Commodity Risk: Investing in commodities and commodity-linked derivative instruments, either directly or through the Subsidiary, may subject the Strategy to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Derivatives Risk: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Strategy, and may be subject to counterparty risk to a greater degree than more traditional investments.

Leverage Risk: To the extent the Strategy uses leveraging techniques, its net asset value (“NAV”) may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Strategy’s investments.

Liquidity Risk: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Strategy from selling out of these illiquid securities at an advantageous price. The Strategy invests in derivatives and securities involving substantial market and credit risk, which tend to involve greater liquidity risk.

Foreign (Non-U.S.) Risk: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN REAL ASSET STRATEGY •	5

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Strategy’s investments or reduce its returns.

Subsidiary Risk: By investing in the Subsidiary, the Strategy is indirectly exposed to the risks associated with the Subsidiary’s investments. The derivatives and other investments held by the Subsidiary are generally similar to those that are permitted to be held by the Strategy and are subject to the same risks that apply to similar investments if held directly by the Strategy. The Subsidiary is not registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and, unless otherwise noted in this Prospectus, is not subject to all of the investor protections of the 1940 Act. However, the Strategy wholly owns and controls the Subsidiary, and the Strategy and the Subsidiary are managed by the Adviser, making it unlikely the Subsidiary will take actions contrary to the interests of the Strategy or its shareholders.

Real Estate Risk: The Strategy’s investments in real estate securities have many of the same risks as direct ownership of real estate, including the risk that the value of real estate could decline due to a variety of factors that affect the real estate market generally. Investments in REITs may have additional risks. REITs are dependent on the capability of their managers, may have limited diversification, and could be significantly affected by changes in taxes.

Diversification Risk: The Strategy may have more risk because it is “non-diversified”, meaning that it can invest more of its assets in a smaller number of issuers and that adverse changes in the value of one security could have a more significant effect on the Strategy’s NAV.

Management Risk: The Strategy is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Strategy’s prospectus.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Strategy will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com. For Class 1 shares, click on “Private Clients”, then “Investments”, then “Stocks” or “Bonds”, then “Mutual Fund Performance at a Glance”.

All fees and expenses related to the operation of the Strategy have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Strategy’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; a 1% 1-year contingent deferred sales charge for Class C shares. Class 1 and Class 2 shares do not carry sales charges. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

(Historical Performance continued on next page)

6	• ALLIANCEBERNSTEIN REAL ASSET STRATEGY

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

THE STRATEGY VS. ITS BENCHMARK PERIODS ENDED APRIL 30, 2012	NAV Returns
	6 Months	12 Months
AllianceBernstein Real Asset Strategy
Class 1*	2.28%	-10.70%

Class 2*	2.35%	-10.51%

Class A	2.18%	-10.75%

Class C	1.84%	-11.37%

Advisor Class**	2.41%	-10.51%

Class R**	2.10%	-10.98%

Class K**	2.24%	-10.69%

Class I**	2.32%	-10.53%

MSCI AC World Commodity Producers Index (Net)	-1.10%	-17.32%

*    Class 1 shares are only available to private clients of Sanford C. Bernstein & Co., LLC. Class 2 shares are only available to the Adviser’s institutional clients or through other limited arrangements.

**  Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

See Benchmark and Historical Performance disclosures on pages 5-6.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN REAL ASSET STRATEGY •	7

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF APRIL 30, 2012
	NAV Returns	SEC Returns

Class 1 Shares†
1 Year	-10.70%	-10.70%
Since Inception*	7.38%	7.38%

Class 2 Shares†
1 Year	-10.51%	-10.51%
Since Inception*	7.62%	7.62%

Class A Shares
1 Year	-10.75%	-14.53%
Since Inception*	7.36%	5.23%

Class C Shares
1 Year	-11.37%	-12.26%
Since Inception*	6.58%	6.58%

Advisor Class Shares**
1 Year	-10.51%	-10.51%
Since Inception*	7.64%	7.64%

Class R Shares**
1 Year	-10.98%	-10.98%
Since Inception*	7.09%	7.09%

Class K Shares**
1 Year	-10.69%	-10.69%
Since Inception*	7.40%	7.40%

Class I Shares**
1 Year	-10.53%	-10.53%
Since Inception*	7.63%	7.63%

The Strategy’s prospectus fee table shows the Strategy’s total annual operating expense ratios as 1.47%, 3.72%, 1.61%, 2.31%, 1.29%, 2.87%, 1.91% and 1.38% for Class 1, Class 2, Class A, Class C, Advisor Class, Class R, Class K and Class I shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Strategy’s annual operating expense ratios (exclusive of interest expense) to 1.00%, 0.75%, 1.05%, 1.75%, 0.75%, 1.25%, 1.00% and 0.75% for Class 1, Class 2, Class A, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. These waivers/reimbursements extend through January 31, 2012 and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights sections since they are based on different time periods.

†	Class 1 shares are only available to private clients of Sanford C. Bernstein & Co., LLC. Class 2 shares are only available to the Adviser’s institutional clients or through other limited arrangements. These share classes do not carry front end sales charges; therefore their respective NAV and SEC returns are the same.

*	Inception date: 3/8/2010.

**	These share classes are offered at NAV to eligible investors and their SEC returns are the same as the NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

See Historical Performance disclosures on pages 5-6.

(Historical Performance continued on next page)

8	• ALLIANCEBERNSTEIN REAL ASSET STRATEGY

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (MARCH 31, 2012)
SEC Returns

Class 1 Shares†
1 Year	-7.21%
Since Inception*	7.92%

Class 2 Shares†
1 Year	-7.03%
Since Inception*	8.17%

Class A Shares
1 Year	-11.19%
Since Inception*	5.67%

Class C Shares
1 Year	-8.80%
Since Inception*	7.13%

Advisor Class Shares**
1 Year	-6.96%
Since Inception*	8.19%

Class R Shares**
1 Year	-7.43%
Since Inception*	7.67%

Class K Shares**
1 Year	-7.21%
Since Inception*	7.94%

Class I Shares**
1 Year	-6.97%
Since Inception*	8.22%

†	Class 1 shares are only available to private clients of Sanford C. Bernstein & Co., LLC. Class 2 shares are only available to the Adviser’s institutional clients or through other limited arrangements.

*	Inception date: 3/8/2010.

**	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

See Historical Performance disclosures on pages 5-6.

ALLIANCEBERNSTEIN REAL ASSET STRATEGY •	9

Historical Performance

FUND EXPENSES

(unaudited)

As a shareholder of a mutual fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value November 1, 2011	Ending Account Value April 30, 2012	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,021.80	$5.28	1.05%
Hypothetical**	$1,000	$1,019.64	$5.27	1.05%
Class C
Actual	$1,000	$1,018.40	$8.78	1.75%
Hypothetical**	$1,000	$1,016.16	$8.77	1.75%
Advisor Class
Actual	$1,000	$1,024.10	$3.77	0.75%
Hypothetical**	$1,000	$1,021.13	$3.77	0.75%
Class R
Actual	$1,000	$1,021.00	$6.28	1.25%
Hypothetical**	$1,000	$1,018.65	$6.27	1.25%
Class K
Actual	$1,000	$1,022.40	$5.03	1.00%
Hypothetical**	$1,000	$1,019.89	$5.02	1.00%
Class I
Actual	$1,000	$1,023.20	$3.77	0.75%
Hypothetical**	$1,000	$1,021.13	$3.77	0.75%
Class 1
Actual	$1,000	$1,022.80	$5.03	1.00%
Hypothetical**	$1,000	$1,019.89	$5.02	1.00%
Class 2
Actual	$1,000	$1,023.50	$3.77	0.75%
Hypothetical**	$1,000	$1,021.13	$3.77	0.75%
*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

**	Assumes 5% return before expenses.

10	• ALLIANCEBERNSTEIN REAL ASSET STRATEGY

Fund Expenses

PORTFOLIO SUMMARY

April 30, 2012 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $387.9

TEN LARGEST EQUITY HOLDINGS**

April 30, 2012 (unaudited)

Company	U.S. $ Value	Percent of Net Assets
Exxon Mobil Corp.	$15,245,399	3.9%
Royal Dutch Shell PLC	10,486,506	2.7
BP PLC	8,084,271	2.1
Simon Property Group, Inc.	7,238,667	1.9
Chevron Corp.	5,973,753	1.5
BG Group PLC	5,312,453	1.4
Rio Tinto PLC	5,006,250	1.3
Petroleo Brasileiro SA	4,991,522	1.3
BHP Billiton Ltd.	4,403,142	1.1
Anglo American PLC	4,233,532	1.1
	$70,975,495	18.3%

*	All data are as of April 30, 2012. The Strategy breakdown is expressed as an approximate percentage of the Strategy’s net assets inclusive of derivative exposure, based on the Adviser’s internal classification guidelines.

**	Long-term investments.

ALLIANCEBERNSTEIN REAL ASSET STRATEGY •	11

Portfolio Summary and Ten Largest Equity Holdings

CONSOLIDATED PORTFOLIO OF INVESTMENTS

April 30, 2012 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 65.9%
Energy – 24.7%
Coal & Consumable Fuels – 0.7%
Banpu PCL	62,750	$1,136,278
Banpu PCL (NVDR)	16,700	301,550
Cameco Corp.	50,600	1,119,721

		2,557,549

Integrated Oil & Gas – 17.6%
BG Group PLC	225,150	5,312,453
BP PLC	1,119,070	8,084,271
Chevron Corp.	56,060	5,973,753
China Petroleum & Chemical Corp. – Class H	2,698,000	2,865,574
ENI SpA	100,090	2,223,981
Exxon Mobil Corp.	176,574	15,245,399
Gazprom OAO (Sponsored ADR)	354,030	4,060,724
Hess Corp.	24,090	1,256,053
Petroleo Brasileiro SA (ADR)	150,450	3,541,593
Petroleo Brasileiro SA (Sponsored ADR)	65,430	1,449,929
PTT PCL	120,700	1,377,746
Royal Dutch Shell PLC (Euronext Amsterdam) – Class A	218,135	7,779,963
Royal Dutch Shell PLC – Class A	698	24,895
Royal Dutch Shell PLC – Class B	73,280	2,681,648
Suncor Energy, Inc. (Toronto)	124,120	4,099,849
Total SA	51,920	2,492,347

		68,470,178

Oil & Gas Drilling – 1.3%
Ensco PLC (Sponsored ADR)	20,140	1,100,651
Seadrill Ltd.	56,010	2,191,671
Transocean Ltd./Switzerland	35,750	1,801,443

		5,093,765

Oil & Gas Equipment & Services – 1.0%
Halliburton Co.	44,020	1,506,364
Schlumberger Ltd.	30,050	2,227,907

		3,734,271

Oil & Gas Exploration & Production – 4.1%
Anadarko Petroleum Corp.	35,290	2,583,581
Cabot Oil & Gas Corp.	20,330	714,396
Devon Energy Corp.	36,400	2,542,540
EOG Resources, Inc.	20,500	2,251,105
Marathon Oil Corp.	48,150	1,412,721
Nexen, Inc. (Toronto)	78,664	1,520,166
Noble Energy, Inc.	11,370	1,129,268
Occidental Petroleum Corp.	39,450	3,598,629
Penn West Petroleum Ltd.	591	10,129

		15,762,535

		95,618,298

12	• ALLIANCEBERNSTEIN REAL ASSET STRATEGY

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Materials – 12.3%
Diversified Chemicals – 0.4%
BASF SE	20,750	$1,708,412

Diversified Metals & Mining – 5.5%
Anglo American PLC	109,550	4,233,532
BHP Billiton Ltd.	118,660	4,403,142
BHP Billiton PLC	47,480	1,528,469
Exxaro Resources Ltd.	81,920	2,184,024
Freeport-McMoRan Copper & Gold, Inc.	18,970	726,551
Rio Tinto Ltd.	15,370	1,051,691
Rio Tinto PLC	89,310	5,006,250
Teck Resources Ltd.	57,740	2,154,473

		21,288,132

Fertilizers & Agricultural Chemicals – 1.3%
Agrium, Inc. (Toronto)	29,210	2,573,117
Monsanto Co.	32,120	2,446,902

		5,020,019

Gold – 2.2%
Goldcorp, Inc.	89,810	3,439,300
Kinross Gold Corp.	228,890	2,050,591
Koza Altin Isletmeleri AS	37,830	819,752
New Gold, Inc.(a)	136,930	1,247,527
Real Gold Mining Ltd.	124,500	38,817
Yamana Gold, Inc.	49,910	732,091

		8,328,078

Paper Products – 0.3%
Mondi PLC	121,220	1,127,153

Specialty Chemicals – 0.5%
Koninklijke DSM NV	32,520	1,866,158

Steel – 2.1%
Commercial Metals Co.	95,940	1,417,993
JFE Holdings, Inc.	73,300	1,370,819
OneSteel Ltd.	449,117	601,739
United States Steel Corp.	25,000	708,250
Vale SA (Sponsored ADR) (Local Preference Shares)	194,420	4,205,304

		8,304,105

		47,642,057

Equity: Other – 10.1%
Diversified/Specialty – 9.2%
British Land Co. PLC	181,532	1,442,104
CapitaLand Ltd.	362,000	855,651
CBRE Group, Inc.(a)	46,210	869,210
City Developments Ltd.	35,000	285,915
Dexus Property Group	1,048,041	1,016,834
Digital Realty Trust, Inc.	24,900	1,869,741

ALLIANCEBERNSTEIN REAL ASSET STRATEGY •	13

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Duke Realty Corp.	106,150	$1,573,143
Dundee Real Estate Investment Trust	34,440	1,285,769
Evergrande Real Estate Group Ltd.	1,704,000	978,244
Fonciere Des Regions	3,480	269,642
Forest City Enterprises, Inc.(a)	60,665	967,607
GPT Group	61,960	210,942
Hang Lung Properties Ltd.	295,000	1,086,464
Henderson Land Development Co., Ltd.	59,000	334,774
Hysan Development Co., Ltd.	285,199	1,287,397
Land Securities Group PLC	53,170	627,901
Mitsubishi Estate Co., Ltd.	118,000	2,086,044
Mitsui Fudosan Co., Ltd.	161,000	2,949,004
Morguard Real Estate Investment Trust	34,100	583,033
New World Development Co., Ltd	752,000	934,139
Soho China Ltd.	1,516,500	1,175,585
Sumitomo Realty & Development Co., Ltd.	45,000	1,073,103
Sun Hung Kai Properties Ltd.	179,006	2,146,405
Suntec Real Estate Investment Trust	275,000	290,214
Telecity Group PLC(a)	58,967	772,840
Tokyu Land Corp.	248,000	1,195,253
Unibail-Rodamco SE	16,375	3,064,052
UOL Group Ltd.	208,732	760,693
Vornado Realty Trust	7,850	673,844
Weyerhaeuser Co.	27,900	568,044
Wharf Holdings Ltd.	421,000	2,496,682

		35,730,273

Health Care – 0.9%
HCP, Inc.	20,610	854,285
Health Care REIT, Inc.	19,180	1,086,739
Senior Housing Properties Trust	23,460	517,997
Ventas, Inc.	18,060	1,061,747

		3,520,768

		39,251,041

Retail – 6.1%
Regional Mall – 3.4%
General Growth Properties, Inc.	90,720	1,614,816
Glimcher Realty Trust	101,894	1,007,732
Simon Property Group, Inc.	46,521	7,238,667
Westfield Group	315,885	3,020,287

		12,881,502

Shopping Center/Other Retail – 2.7%
Aeon Mall Co., Ltd.	50,000	1,108,804
Corio NV	36,170	1,620,317
DDR Corp.	74,881	1,108,239
Eurocommercial Properties NV	8,300	291,189
Federal Realty Investment Trust	2,840	285,874
Hammerson PLC	151,490	1,026,999
Japan Retail Fund Investment Corp.	363	578,778
Klepierre	28,250	895,584

14	• ALLIANCEBERNSTEIN REAL ASSET STRATEGY

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Link REIT (The)	327,023	$1,356,335
Regency Centers Corp.	22,900	1,029,584
Retail Opportunity Investments Corp.	28,659	348,207
RioCan Real Estate Investment Trust (Toronto)	141	3,874
Weingarten Realty Investors	14,910	396,010
Westfield Retail Trust	175,840	496,208

		10,546,002

		23,427,504

Residential – 4.8%
Multi-Family – 3.3%
AvalonBay Communities, Inc.	9,020	1,311,508
BRE Properties, Inc.	22,490	1,180,725
Camden Property Trust	24,485	1,656,900
China Overseas Land & Investment Ltd.	364,000	787,545
Equity Residential	24,920	1,531,085
Essex Property Trust, Inc.	7,950	1,255,861
GSW Immobilien AG(a)	18,766	624,555
Mirvac Group	353,247	474,655
MRV Engenharia e Participacoes SA	75,100	436,933
Northern Property Real Estate Investment Trust	28,000	930,546
Post Properties, Inc.	20,290	988,123
Rossi Residencial SA	186,700	783,569
Stockland	278,690	895,273

		12,857,278

Self Storage – 1.5%
Big Yellow Group PLC	225,999	1,087,317
CubeSmart	76,690	963,226
Extra Space Storage, Inc.	49,730	1,509,306
Public Storage	6,495	930,474
Sovran Self Storage, Inc.	25,956	1,367,881

		5,858,204

		18,715,482

Office – 3.5%
Office – 3.5%
Allied Properties Real Estate Investment Trust	33,670	934,587
Befimmo SCA Sicafi	4,410	268,245
Boston Properties, Inc.	11,290	1,222,142
Castellum AB	63,370	802,412
Cominar Real Estate Investment Trust	52,007	1,268,784
Commonwealth Property Office Fund	242,310	262,276
Corporate Office Properties Trust	23,411	551,329
Douglas Emmett, Inc.	51,080	1,187,099
Hongkong Land Holdings Ltd.	111,000	687,205
Hufvudstaden AB – Class A	71,436	767,600
Kilroy Realty Corp.	20,953	994,220
Liberty Property Trust	7,650	278,842

ALLIANCEBERNSTEIN REAL ASSET STRATEGY •	15

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Nippon Building Fund, Inc.	98	$931,212
NTT Urban Development Corp.	377	289,201
Orix JREIT, Inc.	60	266,787
PS Business Parks, Inc.	9,010	614,932
SL Green Realty Corp.	26,334	2,170,975

		13,497,848

Industrials – 2.0%
Industrial Warehouse Distribution – 1.5%
EastGroup Properties, Inc.	14,690	738,907
Global Logistic Properties Ltd.(a)	708,000	1,174,932
Mapletree Industrial Trust	244,000	222,694
Mapletree Logistics Trust	399,000	315,262
ProLogis, Inc.	95,100	3,402,678

		5,854,473

Mixed Office Industrial – 0.5%
Goodman Group	522,659	1,954,119

		7,808,592

Lodging – 1.9%
Lodging – 1.9%
Great Eagle Holdings Ltd.	379,000	1,113,104
Host Hotels & Resorts, Inc.	46,840	779,417
InnVest Real Estate Investment Trust	72,663	374,404
Intercontinental Hotels Group PLC	48,010	1,144,744
Pebblebrook Hotel Trust	63,530	1,529,802
Starwood Hotels & Resorts Worldwide, Inc.	20,960	1,240,832
Strategic Hotels & Resorts, Inc.(a)	191,780	1,306,022

		7,488,325

Food Beverage & Tobacco – 0.5%
Agricultural Products – 0.2%
Bunge Ltd.	14,830	956,535

Packaged Foods & Meats – 0.3%
Tyson Foods, Inc. – Class A	59,580	1,087,335

		2,043,870

Total Common Stocks (cost $246,610,179)		255,493,017

	Principal Amount (000)
INFLATION-LINKED SECURITIES – 14.0%
United States – 14.0%
U.S. Treasury Inflation Index 0.625%, 7/15/21 (TIPS)	$3,547	3,916,085
1.875%, 7/15/15 (TIPS)(b)	45,313	50,456,589

Total Inflation-Linked Securities (cost $53,634,426)		54,372,674

16	• ALLIANCEBERNSTEIN REAL ASSET STRATEGY

Consolidated Portfolio of Investments

Company	Contracts	U.S. $ Value

OPTIONS PURCHASED - PUTS – 0.2%
Options on Equity Index – 0.2%
S&P 500 Index Expiration: Dec 2012, Exercise Price: $1,400.00(a)(c)	80	$718,000

Options on Commodity Future Contracts – 0.0%
Light Sweet Crude Oil Future Expiration: Nov 2012, Exercise Price: $ 105.00(a)(d)	25	183,000

Total Options Purchased – Puts (cost $950,009)		901,000

	Shares
SHORT-TERM INVESTMENTS – 18.6%
Investment Companies – 9.1%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.12%(e) (cost $35,207,160)	35,207,160	35,207,160

	Principal Amount (000)
U.S. Treasury Bills – 9.5%
U.S. Treasury Bill
Zero Coupon, 7/12/12	$19,850	19,846,705
Zero Coupon, 6/21/12(b)(f)	17,000	16,998,073

Total U.S. Treasury Bills (cost $36,844,778)		36,844,778

Total Short-Term Investments (cost $72,051,938)		72,051,938

Total Investments – 98.7% (cost $373,246,552)		382,818,629
Other assets less liabilities – 1.3%		5,115,909

Net Assets – 100.0%		$387,934,538

FUTURES CONTRACTS (see Note D)

Type	Number of Contracts	Expiration Month	Original Value	Value at April 30, 2012	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
Brent Crude Oil Futures	2	June 2012	$239,392	$238,940	$(452)
Cocoa Futures	47	July 2012	1,043,848	1,042,930	(918)
Copper London Metal Exchange Futures	1	May 2012	207,601	211,488	3,887
Gasoline RBOB Futures	19	July 2012	2,475,811	2,461,192	(14,619)
Lean Hogs Futures	9	June 2012	327,631	309,330	(18,301)
Nickel Futures	4	May 2012	491,716	428,016	(63,700)
Platinum Futures	95	July 2012	8,039,259	7,466,525	(572,734)

ALLIANCEBERNSTEIN REAL ASSET STRATEGY •	17

Consolidated Portfolio of Investments

Type	Number of Contracts	Expiration Month	Original Value	Value at April 30, 2012	Unrealized Appreciation/ (Depreciation)
Soybean Futures	53	July 2012	$3,709,740	$3,989,575	$279,835
Soybean Meal Futures	80	July 2012	2,997,707	3,484,000	486,293
Zinc Futures	12	May 2012	608,186	616,650	8,464
Sold Contracts
Aluminum HG Futures	12	June 2012	613,489	630,600	(17,111)
Coffee C Futures	23	July 2012	1,611,091	1,548,619	62,472
Copper London Metal Exchange Futures	1	May 2012	210,250	211,488	(1,238)
Corn Futures	103	July 2012	3,160,403	3,266,388	(105,985)
Gold 100 OZ Futures	31	June 2012	5,099,843	5,159,020	(59,177)
Heating Oil Futures	14	June 2012	1,862,951	1,872,310	(9,359)
Nickel Futures	4	May 2012	418,316	428,016	(9,700)
Silver Futures	8	July 2012	1,259,180	1,240,640	18,540
Soybean Oil Futures	39	July 2012	1,304,899	1,288,170	16,729
Sugar 11 Futures	17	July 2012	418,477	402,125	16,352
Wheat Futures	79	July 2012	2,592,709	2,614,900	(22,191)
Zinc Futures	12	May 2012	608,989	616,650	(7,661)

					$(10,574)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty & Description	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at April 30, 2012	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Bank of America NA:
Hong Kong Dollar settling 5/03/12	10,690	$1,377,464	$1,377,817	$353
BNP Paribas SA:
Malaysian Ringgit settling 5/03/12	2,611	860,835	862,855	2,020
Malaysian Ringgit settling 6/04/12	2,611	854,609	860,808	6,199
Citibank NA:
Japanese Yen settling 6/15/12	193,042	2,396,599	2,418,784	22,185
Credit Suisse London Branch (GFX):
Australian Dollar settling 6/15/12	968	1,019,897	1,003,954	(15,943)
Great British Pound settling 6/15/12	9,309	14,732,420	15,103,510	371,090
Indian Rupee settling 5/03/12	50,591	963,284	959,981	(3,303)
Indian Rupee settling 5/03/12	50,591	982,350	959,982	(22,368)
Indian Rupee settling 6/04/12	50,591	956,352	953,266	(3,086)
Indonesian Rupiah settling 5/03/12	10,096,953	1,095,114	1,098,519	3,405
Indonesian Rupiah settling 5/03/12	10,096,953	1,098,570	1,098,520	(50)
Indonesian Rupiah settling 6/04/12	10,096,953	1,098,331	1,095,026	(3,305)
South African Rand settling 6/04/12	21,408	2,738,769	2,741,171	2,402

18	• ALLIANCEBERNSTEIN REAL ASSET STRATEGY

Consolidated Portfolio of Investments

Counterparty & Description	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at April 30, 2012	Unrealized Appreciation/ (Depreciation)
South Korean Won settling 5/03/12	931,615	$823,272	$824,346	$1,074
South Korean Won settling 6/04/12	931,615	819,723	822,564	2,841
Deutsche Bank AG London:
Great British Pound settling 6/15/12	741	1,173,529	1,202,245	28,716
Mexican Nuevo Peso settling 5/03/12	10,500	814,262	806,083	(8,179)
Mexican Nuevo Peso settling 6/04/12	10,500	792,381	803,612	11,231
Goldman Sachs International:
Brazilian Real settling 5/03/12	1,966	1,039,221	1,031,398	(7,823)
Brazilian Real settling 5/03/12	1,966	1,064,890	1,031,398	(33,492)
Great British Pound settling 6/15/12	779	1,252,231	1,263,899	11,668
Malaysian Ringgit settling 5/03/12	2,611	848,692	862,856	14,164
Russian Rubles settling 5/03/12	52,855	1,803,925	1,798,783	(5,142)
Russian Rubles settling 6/04/12	52,855	1,791,634	1,789,859	(1,775)
HSBC Bank USA:
Hong Kong Dollar settling 6/15/12	7,461	962,471	961,788	(683)
Singapore Dollar settling 6/15/12	2,786	2,203,852	2,251,448	47,596
South African Rand settling 5/03/12	21,408	2,750,434	2,754,025	3,591
Morgan Stanley and Co., Inc.:
Australian Dollar settling 6/15/12	3,954	4,185,309	4,100,863	(84,446)
Great British Pound settling 6/15/12	659	1,062,486	1,069,203	6,717
Royal Bank of Scotland PLC:
South Korean Won settling 5/03/12	931,615	816,347	824,347	8,000
Standard Chartered Bank:
Chinese Yuan Renminbi settling 5/03/12	99,637	15,772,835	15,789,832	16,997
Chinese Yuan Renminbi settling 5/03/12	99,637	15,869,049	15,789,832	(79,217)
Chinese Yuan Renminbi settling 6/04/12	99,637	15,805,362	15,774,958	(30,404)
Hong Kong Dollar settling 6/15/12	7,648	985,404	985,893	489
State Street Bank and Trust Co.:
Hong Kong Dollar settling 6/15/12	601	77,417	77,474	57
UBS AG:
Australian Dollar settling 6/15/12	1,741	1,797,356	1,805,666	8,310
Japanese Yen settling 6/15/12	946,388	11,777,221	11,858,088	80,867
Japanese Yen settling 6/15/12	55,974	696,562	701,345	4,783
Swiss Franc settling 6/15/12	600	653,771	661,373	7,602

Sale Contracts
Bank of America NA:
Australian Dollar settling 6/15/12	2,304	2,393,683	2,389,577	4,106
Barclays Bank PLC Wholesale:
Canadian Dollar settling 6/15/12	980	978,784	991,081	(12,297)
BNP Paribas SA:
Malaysian Ringgit settling 5/03/12	2,611	856,066	862,855	(6,789)

ALLIANCEBERNSTEIN REAL ASSET STRATEGY •	19

Consolidated Portfolio of Investments

Counterparty & Description	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at April 30, 2012	Unrealized Appreciation/ (Depreciation)
Citibank NA:
Japanese Yen settling 6/15/12	84,391	$1,042,937	$1,057,406	$(14,469)
Credit Suisse London Branch (GFX):
Australian Dollar settling 6/15/12	1,091	1,123,778	1,131,523	(7,745)
Indian Rupee settling 5/03/12	50,591	963,638	959,981	3,657
Indian Rupee settling 5/03/12	50,591	963,284	959,981	3,303
Indonesian Rupiah settling 5/03/12	10,096,953	1,099,886	1,098,520	1,366
Indonesian Rupiah settling 5/03/12	10,096,953	1,098,570	1,098,520	50
South African Rand settling 5/03/12	21,408	2,751,427	2,754,025	(2,598)
South Korean Won settling 5/03/12	931,615	821,530	824,347	(2,817)
Deutsche Bank AG London:
Canadian Dollar settling 6/15/12	1,281	1,282,886	1,295,484	(12,598)
Canadian Dollar settling 6/15/12	8,958	8,919,024	9,059,289	(140,265)
Euro settling 6/15/12	734	986,246	971,775	14,471
Mexican Nuevo Peso settling 5/03/12	10,500	794,775	806,083	(11,308)
Goldman Sachs International:
Brazilian Real settling 5/03/12	1,966	1,065,698	1,031,398	34,300
Brazilian Real settling 5/03/12	1,966	1,039,222	1,031,398	7,824
Canadian Dollar settling 6/15/12	980	982,112	991,081	(8,969)
Japanese Yen settling 6/15/12	193,042	2,345,931	2,418,784	(72,853)
Japanese Yen settling 6/15/12	861,997	10,475,367	10,800,682	(325,315)
Malaysian Ringgit settling 5/03/12	2,611	860,835	862,855	(2,020)
Russian Rubles settling 5/03/12	52,855	1,800,024	1,798,783	1,241
HSBC Bank USA:
Canadian Dollar settling 6/15/12	1,223	1,223,918	1,236,829	(12,911)
Great British Pound settling 6/15/12	8,655	13,653,263	14,042,420	(389,157)
Hong Kong Dollar settling 6/15/12	7,461	962,481	961,788	693
JPMorgan Chase Bank, NA:
Euro settling 6/15/12	1,297	1,697,210	1,717,155	(19,945)
Morgan Stanley and Co., Inc.:
Euro settling 6/15/12	1,049	1,388,110	1,388,817	(707)
Great British Pound settling 6/15/12	1,016	1,612,196	1,648,423	(36,227)
Royal Bank of Scotland PLC:
Australian Dollar settling 6/15/12	3,996	4,087,109	4,144,423	(57,314)
Australian Dollar settling 6/15/12	4,256	4,353,037	4,414,081	(61,044)
Euro settling 6/15/12	6,989	9,166,353	9,253,043	(86,690)
Great British Pound settling 6/15/12	3,085	4,845,147	5,005,299	(160,152)
South Korean Won settling 5/03/12	931,615	823,272	824,347	(1,075)

20	• ALLIANCEBERNSTEIN REAL ASSET STRATEGY

Consolidated Portfolio of Investments

Counterparty & Description	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at April 30, 2012	Unrealized Appreciation/ (Depreciation)
Standard Chartered Bank:
Australian Dollar settling 6/15/12	926	$952,224	$960,394	$(8,170)
Chinese Yuan Renminbi settling 5/03/12	99,637	15,869,049	15,789,832	79,217
Chinese Yuan Renminbi settling 5/03/12	99,637	15,845,579	15,789,832	55,747
Hong Kong Dollar settling 6/15/12	8,249	1,063,893	1,063,368	525
State Street Bank and Trust Co.:
Thailand Baht settling 5/03/12	27,621	891,748	898,244	(6,496)
Thailand Baht settling 6/05/12	27,621	892,786	896,252	(3,466)
UBS AG:
Euro settling 6/15/12	765	1,005,574	1,012,817	(7,243)
Euro settling 6/15/12	918	1,205,664	1,215,380	(9,716)
Great British Pound settling 6/15/12	973	1,557,402	1,578,656	(21,254)
Great British Pound settling 6/15/12	874	1,385,373	1,418,033	(32,660)
Hong Kong Dollar settling 5/03/12	10,690	1,376,885	1,377,817	(932)

				$ (965,561)

PUT OPTIONS WRITTEN (see Note D)

Description	Contracts	Exercise Price	Expiration Month	U.S. $ Value
S&P 500 Index (c) (premium received $318,158)	80	$1,200.00	December 2012	$ (274,800)

INTEREST RATE SWAP TRANSACTIONS (see Note D)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Portfolio	Payments received by the Portfolio	Unrealized Appreciation/ (Depreciation)
Bank of America, NA	$3,830	3/30/22	2.263%	3 Month Libor	$(87,522)
Citibank, NA	1,000	3/27/18	2.45%	CPI#	(2,827)

					$(90,349)

#	Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

ALLIANCEBERNSTEIN REAL ASSET STRATEGY •	21

Consolidated Portfolio of Investments

TOTAL RETURN SWAP CONTRACTS ON INDICES (see Note D)

Receive Total Return on Reference Index	Index	# of Shares or Units	Rate Received by the Fund	Notional Amount (000)	Maturity Date	Counterparty	Unrealized Appreciation/ (Depreciation)
Receive Total Return on Reference Index
Receive	Dow Jones-UBS Commodity Index 2 Month Forward	11,576	0.20%	$3,424	5/15/12	Citibank, NA	$60,767
Receive	Dow Jones-UBS Commodity Index 2 Month Forward	271,424	0.20%	80,284	6/15/12	Citibank, NA	1,424,801
Receive	Dow Jones-UBS Commodity Index 2 Month Forward	4,349	0.20%	1,286	6/15/12	Citibank, NA	22,829
Receive	Dow Jones-UBS Commodity Index 2 Month Forward	7,708	0.16%	2,280	6/15/12	JPMorgan Chase Bank, NA	40,536
Receive	Dow Jones-UBS 3 Month Forward Grains Excess Return Commodity Index	32,770	0.22%	3,267	6/15/12	Merrill Lynch International	113,113
Receive	Dow Jones-UBS 3 Month Forward Grains Excess Return Commodity Index	3,829	0.22%	382	6/15/12	Merrill Lynch International	13,217
Receive	Dow Jones-UBS Commodity Index	152,205	0.11%	21,041	6/15/12	Merrill Lynch International	463,094

22	• ALLIANCEBERNSTEIN REAL ASSET STRATEGY

Consolidated Portfolio of Investments

Receive Total Return on Reference Index	Index	# of Shares or Units	Rate Received by the Fund	Notional Amount (000)	Maturity Date	Counterparty	Unrealized Appreciation/ (Depreciation)
Receive	Dow Jones-UBS Commodity Index	8,538	0.11%	$1,180	6/15/12	Merrill Lynch International	$25,977

							$2,164,334

(a)	Non-income producing security.

(b)	Position, or a portion thereof, has been segregated to collateralize interest rate and total return swaps. The aggregate market value of these securities amounted to $7,354,113.

(c)	One contract relates to 100 shares.

(d)	One contract relates to 1,000 shares.

(e)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

(f) Position, or a portion thereof, has been segregated to collateralize margin requirements for open futures contracts. The market value of the collateral amounted to $1,349,846.

Glossary:

ADR – American Depositary Receipt

LIBOR – London Interbank Offered Rates

NVDR – Non Voting Depositary Receipt

REIT – Real Estate Investment Trust

TIPS – Treasury Inflation Protected Security

See notes to consolidated financial statements.

ALLIANCEBERNSTEIN REAL ASSET STRATEGY •	23

Consolidated Portfolio of Investments

CONSOLIDATED STATEMENT OF ASSETS & LIABILITIES

April 30, 2012 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $338,039,392)	$347,611,469
Affiliated issuers (cost $35,207,160)	35,207,160
Cash	2,833,623	(a)
Foreign currencies, at value (cost $662,765)	661,927
Receivable for capital stock sold	3,387,926
Unrealized appreciation on total return swap contracts	2,164,334
Dividends and interest receivable	930,493
Unrealized appreciation of forward currency exchange contracts	868,857
Receivable for investment securities sold and foreign currency transactions	663,548

Total assets	394,329,337

Liabilities
Options written, at value (premium received $318,158)	274,800
Payable for capital stock redeemed	2,828,133
Unrealized depreciation of forward currency exchange contracts	1,834,418
Collateral received from broker	741,000
Payable for investment securities purchased and foreign currency transactions	274,870
Management fee payable	118,564
Unrealized depreciation on interest rate swap contracts	90,349
Distribution fee payable	70,132
Payable for variation margin on futures contracts	40,526
Transfer Agent fee payable	23,041
Administrative fee payable	5,601
Accrued expenses and other liabilities	93,365

Total liabilities	6,394,799

Net Assets	$387,934,538

Composition of Net Assets
Capital stock, at par	$347,077
Additional paid-in capital	396,539,409
Undistributed net investment income	249,659
Accumulated net realized loss on investment and foreign currency transactions	(19,917,462)
Net unrealized appreciation on investments and foreign currency denominated assets and liabilities	10,715,855

	$387,934,538

Net Asset Value Per Share—24 billion shares of capital stock authorized, $.01 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$68,002,097	6,072,328	$11.20	*

C	$17,162,901	1,546,693	$11.10

Advisor	$72,988,550	6,501,096	$11.23

R	$15,198	1,357	$11.20

K	$463,495	41,438	$11.19

I	$18,062,309	1,610,625	$11.21

1	$211,228,658	18,933,134	$11.16

2	$11,330	1,000	$11.33

*	The maximum offering price per share for Class A shares was $11.70 which reflects a sales charge of 4.25%.

(a)	Includes investment of cash collateral of $741,000 received from broker for total return swap contracts.

See notes to consolidated financial statements.

24	• ALLIANCEBERNSTEIN REAL ASSET STRATEGY

Consolidated Statement of Assets & Liabilities

CONSOLIDATED STATEMENT OF OPERATIONS

Six Months Ended April 30, 2012 (unaudited)

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $181,105)	$3,770,216
Affiliated issuers	10,339
Interest	(148,073)	$3,632,482

Expenses
Management fee (see Note B)	1,323,840
Distribution fee—Class A	99,242
Distribution fee—Class C	85,314
Distribution fee—Class R	30
Distribution fee—Class K	451
Distribution fee—Class 1	238,401
Transfer agency—Class A	12,178
Transfer agency—Class C	4,050
Transfer agency—Advisor Class	11,748
Transfer agency—Class R	8
Transfer agency—Class K	287
Transfer agency—Class I	5,793
Transfer agency—Class 1	26,569
Transfer agency—Class 2	2
Custodian	127,147
Registration fees	78,287
Printing	47,404
Legal	36,510
Audit	31,686
Administrative	23,763
Directors’ fees	6,300
Miscellaneous	10,750

Total expenses	2,169,760
Less: expenses waived and reimbursed by the Adviser (see Note B)	(422,482)

Net expenses		1,747,278

Net investment income		1,885,204

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions		(4,664,501)
Futures contracts		553,300
Options written		1,356,604
Swap contracts		(6,413,754)
Foreign currency transactions		125,063
Net change in unrealized appreciation/depreciation of:
Investments		15,203,754 (a)
Futures contracts		398,161
Options written		(550,897)
Swap contracts		469,915
Foreign currency denominated assets and liabilities		(481,134)

Net gain on investment and foreign currency transactions		5,996,511

Net Increase in Net Assets from Operations		$7,881,715

(a)	Net of increase in accrued foreign capital gains taxes of $3,749.

See notes to consolidated financial statements.

ALLIANCEBERNSTEIN REAL ASSET STRATEGY •	25

Consolidated Statement of Operations

CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS

Six Months Ended April 30, 2012 (unaudited)	Year Ended October 31, 2011
Increase (Decrease) in Net Assets from Operations
Net investment income	$1,885,204	$2,264,727
Net realized loss on investment and foreign currency transactions	(9,043,288)	(21,795,710)
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	15,039,799	(5,360,071)

Net increase (decrease) in net assets from operations	7,881,715	(24,891,054)
Dividends to Shareholders from
Net investment income
Class A	(509,448)	(92,210)
Class C	(45,930)	(20,530)
Advisor Class	(511,117)	(45,116)
Class R	(49)	(328)
Class K	(2,741)	(351)
Class I	(151,471)	(374)
Class 1	(1,535,734)	(35,343)
Class 2	– 0	–	(367,410)
Capital Stock Transactions
Net increase	45,799,147	348,866,052

Total increase	50,924,372	323,413,336
Net Assets
Beginning of period	337,010,166	13,596,830

End of period (including undistributed net investment income of $249,659 and $1,120,945, respectively)	$387,934,538	$337,010,166

See notes to consolidated financial statements.

26	• ALLIANCEBERNSTEIN REAL ASSET STRATEGY

Consolidated Statement of Changes in Net Assets

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

April 30, 2012 (unaudited)

NOTE A

Significant Accounting Policies

AllianceBernstein Bond Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund, which is a Maryland corporation, operates as a series company currently comprised of five portfolios: the Intermediate Bond Portfolio, the Bond Inflation Strategy Portfolio, the Municipal Bond Inflation Strategy Portfolio, the Real Asset Strategy Portfolio (the “Strategy”) and the Limited Duration High Income Portfolio. The Intermediate Bond Portfolio commenced operations on July 1, 1999. The Bond Inflation Strategy Portfolio and Municipal Bond Inflation Strategy Portfolio commenced operations on January 26, 2010. The Limited Duration High Income Portfolio commenced operations on December 7, 2011. Each Portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the Real Asset Strategy Portfolio. As part of the Strategy’s investment strategy, the Strategy seeks to gain exposure to commodities and commodities-related instruments and derivatives primarily through investments in AllianceBernstein Cayman Inflation Strategy, Ltd., a wholly-owned subsidiary of the Strategy organized under the laws of the Cayman Islands (the “Subsidiary”). The Strategy and the Subsidiary commenced operations on March 8, 2010. The Subsidiary was incorporated on February 1, 2010. The Strategy is the sole shareholder of the Subsidiary and it is intended that the Strategy will remain the sole shareholder and will continue to control the Subsidiary. Under the Articles of Association of the Subsidiary, shares issued by the Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the Subsidiary and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Subsidiary. As of April 30, 2012, net assets of the Strategy were $387,934,538, of which $65,576,686, or approximately 17%, represented the Strategy’s ownership of all issued shares and voting rights of the Subsidiary. This report presents the consolidated financial statements of AllianceBernstein Real Asset Strategy and the Subsidiary. All intercompany transactions and balances have been eliminated in consolidation. The Strategy offers Class A, Class C, Advisor Class, Class R, Class K, Class I, Class 1 and Class 2. Class 1 shares are sold only to the private clients of Sanford C. Bernstein & Co. LLC by its registered representatives. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R, Class K, and Class 1 shares are sold without an initial or contingent deferred sales charge. Advisor Class, Class I, and Class 2 shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All eight classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer

ALLIANCEBERNSTEIN REAL ASSET STRATEGY •	27

Notes to Consolidated Financial Statements

agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The consolidated financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the consolidated financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Strategy.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows: Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter market (“OTC”) put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures contracts are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investments in money market funds are valued at their net asset value each day.

28	• ALLIANCEBERNSTEIN REAL ASSET STRATEGY

Notes to Consolidated Financial Statements

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Strategy may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Strategy values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Strategy would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The U.S. GAAP disclosure requirements establish a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Strategy. Unobservable inputs reflect the Strategy’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Strategy’s own assumptions in determining the fair value of investments)

The following table summarizes the valuation of the Strategy’s investments by the above fair value hierarchy levels as of April 30, 2012:

Investments in Securities:	Level 1	Level 2	Level 3			Total
Assets:
Common Stocks:
Energy	$55,826,939	$39,791,359	$	– 0	–	$95,618,298
Materials	17,496,795	30,106,445		38,817		47,642,057
Equity:Other	11,911,159	27,339,882		– 0	–	39,251,041
Retail	13,033,003	10,394,501		– 0	–	23,427,504
Residential	14,846,137	3,869,345		– 0	–	18,715,482

ALLIANCEBERNSTEIN REAL ASSET STRATEGY •	29

Notes to Consolidated Financial Statements

Investments in Securities:	Level 1		Level 2		Level 3			Total
Office	$9,222,910		$4,274,938		$	– 0	–	$13,497,848
Industrials	4,141,585		3,667,007			– 0	–	7,808,592
Lodging	5,230,477		2,257,848			– 0	–	7,488,325
Food Beverage & Tobacco	2,043,870		– 0	–		– 0	–	2,043,870
Inflation-Linked Securities	– 0	–	54,372,674			– 0	–	54,372,674
Options Purchased – Puts	– 0	–	901,000			– 0	–	901,000
Short-Term Investments:
Investment Companies	35,207,160		– 0	–		– 0	–	35,207,160
U.S. Treasuries Bills	– 0	–	36,844,778			– 0	–	36,844,778

Total Investments in Securities	168,960,035		213,819,777	+		38,817		382,818,629
Other Financial Instruments*:
Assets:
Futures Contracts	892,572		– 0	–		– 0	–	892,572 #
Forward Currency Exchange Contracts	– 0	–	868,857			– 0	–	868,857
Total Return Swap Contracts	– 0	–	2,164,334			– 0	–	2,164,334
Liabilities:
Futures Contracts	(903,146)		– 0	–		– 0	–	(903,146)#
Forward Currency Exchange Contracts	– 0	–	(1,834,418)			– 0	–	(1,834,418)
Put Options Written	– 0	–	(274,800)			– 0	–	(274,800)
Interest Rate Swap Contracts	– 0	–	(90,349)			– 0	–	(90,349)

Total	$168,949,461		$214,653,401			$38,817		$383,641,679

*	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

+	A significant portion of the Strategy’s foreign equity investments are categorized as Level 2 investments since they are valued using fair value prices based on third party vendor modeling tools to the extent available, see Note A.1.

#

Only variation margin receivable/payable at period end is reported within the consolidated statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of futures contracts as reported in the consolidated portfolio of investments.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value. The transfers between levels of the fair value hierarchy assumes the financial instrument was transferred at the beginning of the reporting period.

	Energy		Materials			Total
Balance as of 10/31/11	$1,036,917		$	– 0	–	$1,036,917
Accrued discounts/(premiums)	– 0	–		– 0	–	– 0	–
Realized gain (loss)	– 0	–		– 0	–	– 0	–
Change in unrealized appreciation/depreciation	– 0	–		(56,744)		(56,744)
Purchases	– 0	–		– 0	–	– 0	–
Sales	– 0	–		– 0	–	– 0	–

30	• ALLIANCEBERNSTEIN REAL ASSET STRATEGY

Notes to Consolidated Financial Statements

	Energy			Materials		Total
Transfers in to Level 3	$	– 0	–	$95,561		$95,561
Transfers out of Level 3		(1,036,917)		– 0	–	(1,036,917)

Balance as of 4/30/12	$	– 0	–	$38,817		$38,817

Net change in unrealized appreciation/depreciationfrom Investments held as of 4/30/12*	$	– 0	–	$ (56,744)		$(56,744)

*	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation of investments in the accompanying consolidated statement of operations.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Strategy’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

4. Taxes

It is the Strategy’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Strategy may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

If, during a taxable year, the Subsidiary’s taxable losses (and other deductible items) exceed its income and gains, the net loss will not pass through to the Strategy as a deductible amount for Federal income tax purposes. Note that the

ALLIANCEBERNSTEIN REAL ASSET STRATEGY •	31

Notes to Consolidated Financial Statements

loss from the Subsidiary’s contemplated activities also cannot be carried forward to reduce future Subsidiary’s income in subsequent years. However, if the Subsidiary’s taxable gains exceed its losses and other deductible items during a taxable year, the net gain will pass through to the Strategy as income for Federal income tax purposes.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Strategy’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (all years since inception of the Strategy) and has concluded that no provision for income tax is required in the Strategy’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Strategy is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Strategy amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Strategy are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Strategy represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to each Strategy in proportion to net assets. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Management Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Strategy pays the Adviser an advisory fee at an annual rate of .75% of the Strategy’s average daily net assets. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to 1.05%, 1.75%, 0.75%, 1.25%, 1.00%, 0.75%, 1.00% and 0.75% of daily average

32	• ALLIANCEBERNSTEIN REAL ASSET STRATEGY

Notes to Consolidated Financial Statements

net assets for Class A, Class C, Advisor Class, Class R, Class K, Class I, Class 1 and Class 2 shares, respectively. Under the agreement, fees waived and expenses borne by the Adviser are subject to repayment by the Strategy until March 8, 2013. No repayment will be made that would cause the Strategy’s total annualized operating expenses to exceed the net fee percentage set forth above or would exceed the amount of offering expenses as recorded by the Strategy on or before March 8, 2011. This fee waiver and/or expense reimbursement agreement may not be terminated before January 31, 2013, and will be automatically extended for one-year terms unless terminated by the Adviser upon 60 days’ notice to the Strategy prior to the end of the Strategy’s fiscal year, after which it may be terminated by either party. For the six months ended April 30, 2012, the amount of such fees waived was $422,482, that is subject to repayment, not to exceed the amount of offering expenses.

The Subsidiary has entered into a separate agreement with the Adviser for the management of the Subsidiary’s portfolio. The Adviser receives no compensation from the Subsidiary for its services under the agreement.

Pursuant to the investment advisory agreement, the Strategy may reimburse the Adviser for certain legal and accounting services provided to the Strategy by the Adviser. For the six months ended April 30, 2012, such fee amounted to $23,763.

The Strategy compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Strategy. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $20,989 for the six months ended April 30, 2012.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Strategy’s shares. The Distributor has advised the Strategy that it has retained front-end sales charges of $3,195 from the sale of Class A shares and received $7,584 in contingent deferred sales charges imposed upon redemptions by shareholders of Class C shares, for the six months ended April 30, 2012.

The Strategy may invest in the AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio (“Government STIF Portfolio”), an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the

ALLIANCEBERNSTEIN REAL ASSET STRATEGY •	33

Notes to Consolidated Financial Statements

Strategy’s transactions in shares of the Government STIF Portfolio for the six months ended April 30, 2012 is as follows:

Market Value October 31, 2011 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value April 30, 2012 (000)	Dividend Income (000)
$ 2,944	$100,607	$68,344	$35,207	$10

Brokerage commissions paid on investment transactions for the six months ended April 30, 2012 amounted to $254,941, of which $0 and $1,520, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Strategy has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Strategy pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”) at an annual rate of up to .30% of the Strategy’s average daily net assets attributable to Class A shares, 1% of the Strategy’s average daily net assets attributable to Class C shares, .50% of the Strategy’s average daily net assets attributable to Class R shares, .25% of the Strategy’s average daily net assets attributable to Class K shares and .25% of the Strategy’s average daily net assets attributable to Class 1 shares. There are no distribution and servicing fees on the Advisor Class, Class I, and Class 2 shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Strategy’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Strategy in the amounts of $111,074, $13,850, $14,375 and $650,319 for Class C, Class R, Class K and Class 1 shares, respectively. While such costs may be recovered from the Strategy in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Strategy’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended April 30, 2012 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$142,990,588	$116,678,071
U.S. government securities	97,301,667	151,055,408

34	• ALLIANCEBERNSTEIN REAL ASSET STRATEGY

Notes to Consolidated Financial Statements

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding futures, foreign currency, written options and swap transactions) are as follows:

Gross unrealized appreciation	$17,207,706
Gross unrealized depreciation	(7,635,629)

Net unrealized appreciation	$9,572,077

1. Derivative Financial Instruments

The Strategy may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Strategy, as well as the methods in which they may be used are:

•	Futures Contracts

The Strategy may buy or sell futures contracts for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market or for investment purposes. The Strategy bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures contracts and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Strategy may purchase or sell futures contracts for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Strategy enters into a futures contract, the Strategy deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Pursuant to the contract, the Strategy agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Strategy as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures contracts is generally less than privately negotiated futures contracts, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements). When the contract is closed, the Strategy records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

ALLIANCEBERNSTEIN REAL ASSET STRATEGY •	35

Notes to Consolidated Financial Statements

Use of long futures contracts subjects the Strategy to risk of loss in excess of the amounts shown on the consolidated statement of assets and liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Strategy to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the six months ended April 30, 2012, the Strategy held futures contracts for hedging and non-hedging purposes.

•	Forward Currency Exchange Contracts

The Strategy may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Strategy. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars reflects the total exposure the Strategy has in that particular currency contract.

During the six months ended April 30, 2012, the Strategy held forward currency exchange contracts for hedging and non-hedging purposes.

•	Option Transactions

For hedging and investment purposes, the Strategy may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, the Strategy may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

36	• ALLIANCEBERNSTEIN REAL ASSET STRATEGY

Notes to Consolidated Financial Statements

The risk associated with purchasing an option is that the Strategy pays a premium whether or not the option is exercised. Additionally, the Strategy bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Strategy writes an option, the premium received by the Strategy is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Strategy on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Strategy has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Strategy. In writing an option, the Strategy bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Strategy could result in the Strategy selling or buying a security or currency at a price different from the current market value.

During the six months ended April 30, 2012, the Strategy held purchased options for hedging purposes. During the six months ended April 30, 2012, the Strategy held written options for hedging purposes.

For the six months ended April 30, 2012, the Strategy had the following transactions in written options:

	Number of Contracts		Premiums Received
Options written outstanding as of 10/31/11	135		$1,239,997
Options written	145		577,961
Options expired	(135)		(1,239,997)
Options bought back	(65)		(259,803)
Options exercised	– 0	–	– 0	–

Options written outstanding as of 04/30/12	80		$318,158

•	Swap Agreements

The Strategy may enter into swaps to hedge its exposure to interest rates, credit risk, equity markets and currencies. The Strategy may also enter into swaps for non-hedging purposes as a means of gaining market exposures,

ALLIANCEBERNSTEIN REAL ASSET STRATEGY •	37

Notes to Consolidated Financial Statements

making direct investments in foreign currencies, as described below under “Currency Transactions” or in order to take a “long” or “short” position with respect to an underlying referenced asset described below under “Total Return Swaps”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Strategy in accordance with the terms of the respective swap agreements to provide value and recourse to the Strategy or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap agreement.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Strategy, and/or the termination value at the end of the contract. Therefore, the Strategy considers the creditworthiness of each counterparty to a swap contract in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Strategy and the counterparty and by the posting of collateral by the counterparty to the Strategy to cover the Strategy’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Strategy accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the consolidated statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the consolidated statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swap contracts. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation/depreciation of swap contracts on the consolidated statement of operations.

Interest Rate Swaps:

The Strategy is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Strategy holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Strategy may enter into interest rate swap contracts. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Strategy may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

38	• ALLIANCEBERNSTEIN REAL ASSET STRATEGY

Notes to Consolidated Financial Statements

In addition, a Strategy may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Strategy anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Strategy with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Strategy receiving or paying, as the case may be, only the net amount of the two payments).

During the six months ended April 30, 2012, the Strategy held interest rate swaps for hedging purposes.

Total Return Swaps:

The Strategy may enter into total return swaps in order to take a “long” or “short” position with respect to an underlying referenced asset. The Strategy is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Strategy will receive a payment from or make a payment to the counterparty.

During the six months ended April 30, 2012, the Strategy held total return swaps for hedging and non-hedging purposes.

Documentation governing the Strategy’s OTC derivatives may contain provisions for early termination of such transaction in the event the net assets of the Strategy decline below specific levels set forth in the documentation (“net asset contingent features”). If these levels are triggered, the Strategy’s counterparty has the right to terminate such transaction and require the Strategy to pay or receive a settlement amount in connection with the terminated transaction. As of April 30, 2012, the Strategy had OTC derivatives with contingent features in net liability positions in the amount of $1,709,999. The fair value of assets pledged as collateral by the Strategy for such derivatives was $2,034,768 at April 30, 2012. If a trigger event had occurred at April 30, 2012, for those derivatives in a net liability position, no additional amounts would be required to be posted by the Strategy since the aggregate fair value of the required collateral posted exceeded the settlement amounts of open derivative contracts.

ALLIANCEBERNSTEIN REAL ASSET STRATEGY •	39

Notes to Consolidated Financial Statements

At April 30, 2012, the Strategy had entered into the following derivatives:

	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	$868,857	Unrealized depreciation of forward currency exchange contracts	$1,834,418
Commodity contracts			Receivable/Payable for variation margin on futures contracts	10,574	*
Commodity contracts	Investments in securities, at value	183,000
Interest rate contracts			Unrealized depreciation on interest rate swap contracts	90,349
Equity contracts			Options written, at value	274,800
Equity contracts	Investments in securities, at value	718,000
Equity contracts	Unrealized appreciation on total return swap agreements	2,164,334

Total		$3,934,191		$2,210,141

*	Only variation margin receivable/payable at period end is reported within the consolidated statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of futures contracts as reported in the consolidated portfolio of investments.

The effect of derivative instruments on the consolidated statement of operations for the six months ended April 30, 2012:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	$253,970	$ (513,387)

40	• ALLIANCEBERNSTEIN REAL ASSET STRATEGY

Notes to Consolidated Financial Statements

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives		Change in Unrealized Appreciation or (Depreciation)
Commodity contracts	Net realized gain (loss) on futures contracts; Net change in unrealized appreciation/depreciation of futures contracts	$975,259		$398,161
Equity contracts	Net realized gain (loss) on futures contracts; Net change in unrealized appreciation/depreciation of futures contracts	(421,959)		– 0	–
Commodity contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	1,239,997		(594,255)
Commodity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	(382,198)		(246,367)
Interest rate contracts	Net realized gain (loss) on swap contracts; Net change in unrealized appreciation/depreciation of swap contracts	– 0	–	(90,349)
Equity contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	116,607		43,358
Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	(811,434)		(11,972)
Equity contracts	Net realized gain (loss) on swap contracts; Net change in unrealized appreciation/depreciation of swap contracts	(6,413,754)		560,264

Total		$ (5,443,512)		$ (454,547)

ALLIANCEBERNSTEIN REAL ASSET STRATEGY •	41

Notes to Consolidated Financial Statements

For the six months ended April 30, 2012, the average monthly principal amount of foreign currency exchange contracts was $138,817,749, the average monthly original value of futures contracts was $32,943,041, the average monthly cost of purchased options contracts was $686,566 and the average monthly notional amount of total return swaps was $109,161,596. For two months of the period, the average monthly notional amount of interest rate swaps was $4,830,000.

2. Currency Transactions

The Strategy may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Strategy may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Strategy may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Strategy and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Strategy may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	Six Months Ended April 30, 2012 (unaudited)	Year Ended October 31, 2011	Six Months Ended April 30, 2012 (unaudited)	Year Ended October 31, 2011

Class A
Shares sold	1,570,282	7,572,792	$17,096,094	$89,862,351

Shares issued in reinvestment of dividends	38,825	6,878	394,077	76,413

Shares redeemed	(1,880,548)	(1,335,679)	(20,274,876)	(14,766,683)

Net increase (decrease)	(271,441)	6,243,991	$(2,784,705)	$75,172,081

Class C
Shares sold	158,218	1,706,584	$1,726,483	$20,345,953

Shares issued in reinvestment of dividends	4,016	1,493	40,482	16,512

Shares redeemed	(209,095)	(139,497)	(2,276,602)	(1,576,503)

Net increase (decrease)	(46,861)	1,568,580	$(509,637)	$18,785,962

42	• ALLIANCEBERNSTEIN REAL ASSET STRATEGY

Notes to Consolidated Financial Statements

	Shares				Amount
	Six Months Ended April 30, 2012 (unaudited)		Year Ended October 31, 2011		Six Months Ended April 30, 2012 (unaudited)			Year Ended October 31, 2011
Advisor Class
Shares sold	3,206,996		5,812,158			$35,153,928		$69,445,733

Shares issued in reinvestment of dividends	31,201		1,871			317,317		20,804

Shares redeemed	(1,319,645)		(1,316,995)			(14,641,569)		(14,466,357)

Net increase	1,918,552		4,497,034			$20,829,676		$55,000,180

Class R
Shares sold	328		29			$3,621		$317

Shares issued in reinvestment of dividends	– 0	–(a)	– 0	–		2		– 0	–

Net increase	328		29			$3,623		$317

Class K
Shares sold	30,217		10,805			$317,023		$126,879

Shares issued in reinvestment of dividends	261		– 0	–		2,644		– 0	–

Shares redeemed	(661)		(184)			(7,363)		(1,956)

Net increase	29,817		10,621			$312,304		$124,923

Class I
Shares sold	164,462		1,430,460			$1,837,384		$16,124,567

Shares issued in reinvestment of dividends	14,752		– 0	–		149,726		– 0	–

Shares redeemed	(49)		– 0	–		(535)		– 0	–
Net increase	179,165		1,430,460			$1,986,575		$16,124,567

Class 1
Shares sold	4,054,309		17,974,641			$44,609,777		$211,154,367

Shares issued in reinvestment of dividends	11,816		3,044			$119,455		$33,729

Shares redeemed	(1,723,707)		(1,387,969)			$(18,767,921)		$(15,327,431)

Net increase	2,342,418		16,589,716			$25,961,311		$195,860,665

Class 2
Shares sold	– 0	–	341,297		$	– 0	–	$4,000,000

Shares redeemed	– 0	–	(1,333,297)		$	– 0	–	$(16,202,643)

Net decrease	– 0	–	(992,000)		$	– 0	–	$(12,202,643)

(a)	Share amount is less than one full share.

ALLIANCEBERNSTEIN REAL ASSET STRATEGY •	43

Notes to Consolidated Financial Statements

NOTE F

Risks Involved in Investing in the Strategy

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Strategy’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Strategy’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Strategy’s investments or reduce the returns of the Strategy. For example, the value of the Strategy’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets. Independent of the Strategy’s investments denominated in foreign currencies, the Strategy’s positions in various foreign currencies may cause the Strategy to experience investment losses due to the changes in exchange rates and interest rates.

Commodity Risk—Investing in commodity-linked derivative instruments may subject the Strategy to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Derivatives Risk—The Strategy may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Strategy, and subject to counterparty risk to a greater degree than more

44	• ALLIANCEBERNSTEIN REAL ASSET STRATEGY

Notes to Consolidated Financial Statements

traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the consolidated statement of assets and liabilities.

Leverage Risk—When the Strategy borrows money or otherwise leverages its portfolio, it may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Strategy’s investments. The Strategy may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures contracts or by borrowing money. The use of derivative instruments by the Strategy, such as forwards, futures, options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Strategy than if the Strategy were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Indemnification Risk—In the ordinary course of business, the Strategy enters into contracts that contain a variety of indemnifications. The Strategy’s maximum exposure under these arrangements is unknown. However, the Strategy has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Strategy has not accrued any liability in connection with these indemnification provisions.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Strategy, participate in a $140 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Strategy did not utilize the Facility during the six months ended April 30, 2012.

NOTE H

Distributions to Shareholders

The tax character of distributions to be paid for the year ending October 31, 2012 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended October 31, 2011 and October 31, 2010 were as follows:

	2011	2010
Distributions paid from:
Ordinary income	$561,662	$	– 0	–

Total distributions paid	$561,662	$	– 0	–

ALLIANCEBERNSTEIN REAL ASSET STRATEGY •	45

Notes to Consolidated Financial Statements

As of October 31, 2011, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$1,316,389
Accumulated capital and other losses	(8,328,228	)(a)
Unrealized appreciation/(depreciation)	(16,855,959	)(b)

Total accumulated earnings/(deficit)	$(23,867,798)

(a)	On October 31, 2011, the Strategy had a net capital loss carryforward of $8,328,228 of which $8,227 expires in the year 2018 and $8,320,001 expires in the year 2019.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are primarily due to the tax deferral of losses on wash sales, the tax treatment of passive foreign investment companies (PFICs), the realization for tax purposes of gains/losses on certain derivative instruments, and the tax treatment of earnings from the Subsidiary.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Under the Regulated Investment Company Modernization Act of 2010, funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These post-enactment capital losses must be utilized prior to the pre-enactment capital losses, which are subject to expiration. Post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation.

NOTE I

Recent Accounting Pronouncements

In May 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) to develop common requirements for measuring fair value and for disclosing information about fair value measurements in U.S. GAAP and International Financial Reporting Standards (“IFRS”). The amendments are intended to improve the comparability of fair value measurements presented and disclosed in the financial statements prepared in accordance with U.S. GAAP and IFRS. The ASU is effective during interim or annual periods beginning after December 15, 2011. At this time, management is evaluating the implication of this ASU and its impact on the financial statements has not been determined.

In December 2011, the FASB issued an ASU related to disclosures about offsetting assets and liabilities in financial statements. The amendments in this update require an entity to disclose both gross and net information for derivatives and other financial instruments that are either offset in the statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The ASU is effective during interim or annual reporting periods beginning on or after January 1, 2013. At this time, management is evaluating the implication of this ASU and its impact on the financial statements has not been determined.

46	• ALLIANCEBERNSTEIN REAL ASSET STRATEGY

Notes to Consolidated Financial Statements

NOTE J

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Strategy’s financial statements through this date.

ALLIANCEBERNSTEIN REAL ASSET STRATEGY •	47

Notes to Consolidated Financial Statements

CONSOLIDATED FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
Six Months Ended April 30, 2012 (unaudited)	Year Ended October 31, 2011	March 8, 2010(a) to October 31, 2010

Net asset value, beginning of period	$ 11.05	$ 11.25	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.05	.16	.04
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.18	(.01)	1.21
Contributions from Adviser	– 0	–	– 0	–	.00	(d)

Net increase in net asset value from operations	.23	.15	1.25

Less: Dividends
Dividends from net investment income	(.08)	(.35)	– 0	–

Net asset value, end of period	$ 11.20	$ 11.05	$ 11.25

Total Return
Total investment return based on net asset value(e)	2.18%	1.32%	12.50%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$68,002	$70,081	$1,123
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.05	%(f)	1.05%	1.05	%(f)(g)
Expenses, before waivers/reimbursements	1.29	%(f)	1.61%	7.68	%(f)(g)
Net investment income(c)	1.01	%(f)	1.44%	.80	%(f)(g)
Portfolio turnover rate	72%	120%	42%

See footnote summary on page 55.

48	• ALLIANCEBERNSTEIN REAL ASSET STRATEGY

Consolidated Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class C
Six Months Ended April 30, 2012 (unaudited)	Year Ended October 31, 2011	March 8, 2010(a) to October 31, 2010

Net asset value, beginning of period	$ 10.93	$ 11.19	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.02	.08	.04
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.18	(.01)	1.15
Contributions from Adviser	– 0	–	– 0	–	.00	(d)

Net increase in net asset value from operations	.20	.07	1.19

Less: Dividends
Dividends from net investment income	(.03)	(.33)	– 0	–

Net asset value, end of period	$ 11.10	$ 10.93	$ 11.19

Total Return
Total investment return based on net asset value(e)	1.84%	.61%	11.90%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$17,163	$17,414	$280
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.75	%(f)	1.75%	1.75	%(f)(g)
Expenses, before waivers/reimbursements	2.00	%(f)	2.31%	11.21	%(f)(g)
Net investment income(c)	.29	%(f)	.73%	.65	%(f)(g)
Portfolio turnover rate	72%	120%	42%

See footnote summary on page 55.

ALLIANCEBERNSTEIN REAL ASSET STRATEGY •	49

Consolidated Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Advisor Class
Six Months Ended April 30, 2012 (unaudited)	Year Ended October 31, 2011	March 8, 2010(a) to October 31, 2010
Net asset value, beginning of period	$ 11.08	$ 11.26	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.07	.19	.08
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.19	(.01)	1.18
Contributions from Adviser	– 0	–	– 0	–	.00	(d)

Net increase in net asset value from operations	.26	.18	1.26

Less: Dividends
Dividends from net investment income	(.11)	(.36)	– 0	–

Net asset value, end of period	$ 11.23	$ 11.08	$ 11.26

Total Return
Total investment return based on net asset value(e)	2.41%	1.55%	12.60%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$72,989	$50,795	$963
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.75	%(f)	.75%	.75	%(f)(g)
Expenses, before waivers/reimbursements	1.00	%(f)	1.29%	8.89	%(f)(g)
Net investment income(c)	1.31	%(f)	1.69%	1.46	%(f)(g)
Portfolio turnover rate	72%	120%	42%

See footnote summary on page 55.

50	• ALLIANCEBERNSTEIN REAL ASSET STRATEGY

Consolidated Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class R
Six Months Ended April 30, 2012 (unaudited)	Year Ended October 31, 2011	March 8, 2010(a) to October 31, 2010

Net asset value, beginning of period	$ 11.02	$ 11.23	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.04	.16	.10
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.19	(.04)	1.13
Contributions from Adviser	– 0	–	– 0	–	.00	(d)

Net increase in net asset value from operations	.23	.12	1.23

Less: Dividends
Dividends from net investment income	(.05)	(.33)	– 0	–

Net asset value, end of period	$ 11.20	$ 11.02	$ 11.23

Total Return
Total investment return based on net asset value(e)	2.10%	1.03%	12.30%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$15	$11	$11
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.25	%(f)	1.25%	1.25	%(f)(g)
Expenses, before waivers/reimbursements	1.60	%(f)	2.87%	8.66	%(f)(g)
Net investment income(c)	.82	%(f)	1.39%	1.50	%(f)(g)
Portfolio turnover rate	72%	120%	42%

See footnote summary on page 55.

ALLIANCEBERNSTEIN REAL ASSET STRATEGY •	51

Consolidated Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class K
	Six Months Ended April 30, 2012 (unaudited)		Year Ended October 31, 2011		March 8, 2010(a) to October 31, 2010

Net asset value, beginning of period	$ 11.05		$ 11.25		$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.06		.15		.12
Net realized and unrealized gain on investment and foreign currency transactions	.18		– 0	–	1.13
Contributions from Adviser	– 0	–	– 0	–	.00	(d)

Net increase in net asset value from operations	.24		.15		1.25

Less: Dividends
Dividends from net investment income	(.10)		(.35)		– 0	–

Net asset value, end of period	$ 11.19		$ 11.05		$ 11.25

Total Return
Total investment return based on net asset value(e)	2.24%		1.33%		12.50%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$464		$128		$11
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.00	%(f)	1.00%		1.00	%(f)(g)
Expenses, before waivers/reimbursements	1.38	%(f)	1.91%		8.39	%(f)(g)
Net investment income(c)	1.02	%(f)	1.38%		1.76	%(f)(g)
Portfolio turnover rate	72%		120%		42%

See footnote summary on page 55.

52	• ALLIANCEBERNSTEIN REAL ASSET STRATEGY

Consolidated Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class I
Six Months Ended April 30, 2012 (unaudited)	Year Ended October 31, 2011	March 8, 2010(a) to October 31, 2010

Net asset value, beginning of period	$ 11.07	$ 11.27	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.07	.15	.13
Net realized and unrealized gain on investment and foreign currency transactions	.18	.02	(h)	1.14
Contributions from Adviser	– 0	–	– 0	–	.00	(d)

Net increase in net asset value from operations	.25	.17	1.27

Less: Dividends
Dividends from net investment income	(.11)	(.37)	– 0	–

Net asset value, end of period	$ 11.21	$ 11.07	$ 11.27

Total Return
Total investment return based on net asset value(e)	2.32%	1.53%	12.70%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$18,062	$15,850	$11
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.75	%(f)	.75%	.75	%(f)(g)
Expenses, before waivers/reimbursements	1.03	%(f)	1.38%	8.11	%(f)(g)
Net investment income(c)	1.31	%(f)	1.42%	1.99	%(f)(g)
Portfolio turnover rate	72%	120%	42%

See footnote summary on page 55.

ALLIANCEBERNSTEIN REAL ASSET STRATEGY •	53

Consolidated Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class 1
Six Months Ended April 30, 2012 (unaudited)	Year Ended October 31, 2011	March 8, 2010(a) to October 31, 2010

Net asset value, beginning of period	$ 11.01	$ 11.25	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.06	.15	.12
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.18	(.01)	1.13
Contributions from Adviser	– 0	–	– 0	–	.00	(d)

Net increase in net asset value from operations	.24	.14	1.25

Less: Dividends
Dividends from net investment income	(.09)	(.38)	– 0	–

Net asset value, end of period	$ 11.16	$ 11.01	$ 11.25

Total Return
Total investment return based on net asset value(e)	2.28%	1.25%	12.50%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$211,229	$182,720	$11
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.00	%(f)	1.00%	1.00	%(f)(g)
Expenses, before waivers/reimbursements	1.23	%(f)	1.47%	8.39	%(f)(g)
Net investment income(c)	1.06	%(f)	1.40%	1.78	%(f)(g)
Portfolio turnover rate	72%	120%	42%

See footnote summary on page 55.

54	• ALLIANCEBERNSTEIN REAL ASSET STRATEGY

Consolidated Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class 2
	Six Months Ended April 30, 2012 (unaudited)		Year Ended October 31, 2011		March 8, 2010(a) to October 31, 2010

Net asset value, beginning of period	$ 11.07		$ 11.27		$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.07		.14		.13
Net realized and unrealized gain on investment and foreign currency transactions	.19		.03	(h)	1.14
Contributions from Adviser	–	0 –	–	0 –	.00	(d)

Net increase in net asset value from operations	.26		.17		1.27

Less: Dividends
Dividends from net investment income	–	0 –	(.37)		–	0 –

Net asset value, end of period	$ 11.33		$ 11.07		$ 11.27

Total Return
Total investment return based on net asset value(e)	2.35%		1.50%		12.70%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$11		$11		$11,187
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.75	%(f)	.75%		.75	%(f)(g)
Expenses, before waivers/reimbursements	.98	%(f)	3.72%		8.14	%(f)(g)
Net investment income(c)	1.31	%(f)	1.19%		2.01	%(f)(g)
Portfolio turnover rate	72%		120%		42%

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)	Net of fees and expenses waived/reimbursed by the Adviser.

(d)	Amount is less than $.005.

(e)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(f)	Annualized.

(g)	The ratio includes expenses attributable to costs of proxy solicitation.

(h)	Due to the timing of sales and repurchase of capital shares, the net realized and unrealized gain (loss) per share is not in accord with the Strategy’s change in net realized and unrealized gain (loss) on investment transactions for the period.

See notes to consolidated financial statements.

ALLIANCEBERNSTEIN REAL ASSET STRATEGY •	55

Consolidated Financial Highlights

BOARD OF DIRECTORS

William H. Foulk, Jr.(1), Chairman John H. Dobkin(1) Michael J. Downey(1) D. James Guzy(1) Nancy P. Jacklin(1)	Robert M. Keith, President and Chief Executive Officer Garry L. Moody(1) Marshall C. Turner, Jr.(1) Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Vincent L. Childers(2), Vice President Jonathan E. Ruff(2), Vice President	Emilie D. Wrapp, Secretary Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller

Custodian and Accounting Agent

State Street Bank and Trust

Company

One Lincoln Street

Boston, MA 02111

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

(1)	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

(2)	The day-to-day management of, and investment decisions for, the Strategy’s portfolio are made by the Adviser’s Real Asset Strategy Team. Messrs. Vincent L. Childers and Jonathan E. Ruff are the investment professionals with the most significant responsibility for the day-to-day management of the Strategy’s portfolio.

56	• ALLIANCEBERNSTEIN REAL ASSET STRATEGY

Board of Directors

Information Regarding the Review and Approval of the Portfolio’s Investment Advisory Contract

The disinterested directors (the “directors”) of AllianceBernstein Bond Fund, Inc. (the “Fund”) unanimously approved the continuance of the Fund’s Investment Advisory Contract (the “Advisory Agreement”) with the Adviser in respect of AllianceBernstein Real Asset Strategy (formerly named AllianceBernstein Multi-Asset Inflation Strategy) (the “Portfolio”) at a meeting held on November 1-3, 2011.

Prior to approval of the continuance of the Advisory Agreement in respect of the Portfolio, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer) of the reasonableness of the advisory fee in the Advisory Agreement, in which the Senior Officer concluded that the contractual fee for the Portfolio was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Fund’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Portfolio gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the AllianceBernstein Funds and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Portfolio and the overall arrangements between the Portfolio and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business

ALLIANCEBERNSTEIN REAL ASSET STRATEGY •	57

judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Portfolio. They noted the professional experience and qualifications of the Portfolio’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Portfolio will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services provided at the Portfolio’s request by employees of the Adviser or its affiliates. Requests for these reimbursements are approved by the directors on a quarterly basis and, to the extent requested and paid, result in a higher rate of total compensation from the Portfolio to the Adviser than the fee rate stated in the Portfolio’s Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Portfolio’s other service providers, also were considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Portfolio under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Portfolio to the Adviser for calendar year 2010 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s Senior Officer. The directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and noted that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Portfolio, including those relating to its subsidiaries which provide transfer agency, distribution and brokerage services to the Portfolio. The directors recognized that it is difficult to make comparisons of profitability with advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Portfolio before taxes and distribution expenses. The directors noted that the Adviser’s relationship with the Portfolio was not profitable to it in 2010 (March 2010 inception).

58	• ALLIANCEBERNSTEIN REAL ASSET STRATEGY

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Portfolio, including but not limited to, benefits relating to soft dollar arrangements (whereby the Adviser receives brokerage and research services from brokers that execute transactions for certain clients, including the Portfolio), 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Portfolio’s shares and transfer agency fees paid by the Portfolio to a wholly owned subsidiary of the Adviser. The directors recognized that the Portfolio’s unprofitability to the Adviser would be exacerbated without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Portfolio.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed performance information for the Portfolio at each regular Board meeting during the year. At the November 2011 meeting, the directors reviewed information prepared by Lipper showing the performance of the Class A Shares of the Portfolio as compared with that of a group of similar funds selected by Lipper (the “Performance Group”) and as compared with that of a broader array of funds selected by Lipper (the “Performance Universe”), and information prepared by the Adviser showing performance of the Class A Shares as compared with the Morgan Stanley Capital International (MSCI) All Country (AC) World Commodity Producers Index (the “Index”), in each case for the 1-year period ended July 31, 2011 and (in the case of comparisons with the Index) the since inception period (March 2010 inception). The directors noted that the Portfolio was in the 2nd quintile of the Performance Group and 1st quintile of the Performance Universe for the 1-year period. The Portfolio lagged the Index in the 1-year period but outperformed it in the since inception period. Based on their review, the directors concluded that the Portfolio’s performance was satisfactory.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Portfolio to the Adviser and information prepared by Lipper concerning advisory fee rates paid by other funds in the same Lipper category as the Portfolio at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The directors also considered the fees the Adviser charges non-fund clients pursuing a similar investment style. For this purpose, they reviewed the relevant fee information from the Adviser’s Form ADV and the evaluation from the Fund’s Senior Officer. The directors noted that the application of the institutional fee schedule to the level of assets of the Portfolio would result in a fee rate lower

ALLIANCEBERNSTEIN REAL ASSET STRATEGY •	59

than the rate being paid by the Portfolio. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Portfolio relative to institutional clients. The Adviser also noted that because mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets tend to be relatively stable. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to funds such as the Portfolio, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors also considered the total expense ratio of the Class A shares of the Portfolio in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of funds similar to the Portfolio and an Expense Universe as a broader group, consisting of all funds in the investment classification/objective with a similar load type as the Portfolio. The Class A expense ratio of the Portfolio was based on the Portfolio’s latest fiscal year and reflected fee waivers and/or expense reimbursements as a result of an expense limitation agreement between the Adviser and the Portfolio. The directors noted that it was likely that the expense ratios of some of the other funds in the Portfolio’s Lipper category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view the expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Portfolio by others.

The directors noted that the Portfolio’s contractual advisory fee rate of 75 basis points was lower than the Expense Group median and that, in the Portfolio’s latest fiscal year, the administrative expense reimbursement of 57 basis points had been waived by the Adviser. The directors also noted that the Portfolio’s total expense ratio, which reflected an expense limitation agreement between the Adviser and the Portfolio, was lower than the Expense Group and the Expense Universe medians. The directors concluded that the Portfolio’s expense ratio was satisfactory.

Economies of Scale

The directors noted that the advisory fee schedule for the Portfolio does not contain breakpoints that reduce the fee rates on assets above specified levels and that they had discussed their strong preference for breakpoints in advisory contracts with the Adviser. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry

60	• ALLIANCEBERNSTEIN REAL ASSET STRATEGY

and for the AllianceBernstein Funds, and by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale at the May 2011 meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for establishing breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Portfolio, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. The directors informed the Adviser that they would monitor the Portfolio’s assets and its profitability to the Adviser and anticipated revisiting the question of breakpoints in the future if circumstances warranted doing so.

ALLIANCEBERNSTEIN REAL ASSET STRATEGY •	61

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and The AllianceBernstein Bond Fund, Inc. (the “Fund”), in respect of AllianceBernstein Real Asset Strategy (the “Strategy”).2 The evaluation of the investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund for the Directors of the Fund, as required by the August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Strategy which was provided to the Directors in connection with their review of the proposed initial approval of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Strategy grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Strategy.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what §36(b) requires: to face liability under §36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable

1	The Senior Officer’s fee evaluation was completed on October 20, 2011 and presented to the Board of Directors on November 1-3, 2011.

2	Future references to the Fund or the Strategy do not include “AllianceBernstein.”

62	• ALLIANCEBERNSTEIN REAL ASSET STRATEGY

relationship to the services rendered and could not have been the product of arm’s length bargaining” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In Jones, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s-length bargaining as the benchmark for reviewing challenged fees.”3

ADVISORY FEES, NET ASSETS, & EXPENSE RATIOS

The Adviser proposed that the Strategy pays the advisory fee set forth below for receiving the services to be provided pursuant to the Investment Advisory Agreement.

Strategy	Net Assets 09/30/11 ($MM)	Advisory Fee Schedule Based on the Average Daily Net Assets of the Portfolio
Real Asset Strategy	$296.1	75 bp (flat fee)

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Strategy. During the Strategy’s most recently completed fiscal year, the Adviser was entitled to receive $60,000 (0.57% of the Strategy’s average daily net assets) for such services, but waived the amount in its entirety.

The Adviser agreed to waive that portion of its advisory fees and/or reimburse the Strategy for that portion of the Strategy’s total operating expenses to the degree necessary to limit the Strategy’s expense ratios to the amounts set forth below for the Strategy’s current fiscal year. The waiver is terminable by the Adviser at the end of the Strategy’s fiscal year upon at least 60 days written notice. In addition, set forth below are the Strategy’s gross expense ratios, annualized for the most recent semi-annual period:

Strategy	Expense Cap Pursuant to Expense Limitation Undertaking		Gross Expense Ratio[4] (04/30/11)	Fiscal Year End
Real Asset Strategy	Advisor	0.75%	2.55%	October 31
	Class A	1.05%	2.71%
	Class C	1.75%	3.50%
	Class R	1.25%	4.14%
	Class K	1.00%	3.88%
	Class I	0.75%	3.61%
	Class 1	1.00%	2.36%
	Class 2	0.75%	3.79%

3	Jones v. Harris at 1427.

4	Annualized.

ALLIANCEBERNSTEIN REAL ASSET STRATEGY •	63

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Strategy that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Strategy’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Strategy are more costly than those for institutional client assets due to the greater complexities and time required for investment companies, although as previously noted, the Adviser is entitled to be reimbursed for providing some of these services. Also, retail mutual funds managed by the Adviser are widely held and accordingly, servicing the Strategy’s investors is more time consuming and labor intensive compared to servicing institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly if the Strategy is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although arguably still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar investment style as the Strategy.5 In addition to the AllianceBernstein Institutional fee

5	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

64	• ALLIANCEBERNSTEIN REAL ASSET STRATEGY

schedule, set forth below is what would have been the effective advisory fee for the Strategy had the AllianceBernstein Institutional fee schedule been applicable to the Strategy versus the Strategy’s advisory fees based on September 30, 2011 net assets.6

Strategy	Net Assets 09/30/11 ($MM)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee	Strategy Advisory Fee
Real Asset Strategy	$296.1	Real Asset Strategy Schedule 75 bp on 1st $150 million 60 bp on next $150 million 50 bp on the balance Minimum Acct Size: $150 million	0.530%	0.750%

The Adviser has represented that it does not sub-advise any registered investment companies with a substantially similar investment style as the Strategy.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc., an analytical service that is not affiliated with the Adviser, compared the fees charged to the Strategy with fees charged to other investment companies for similar services by other investment advisers.7 Lipper’s analysis included the comparison of the Strategy’s contractual management fee,8,9 estimated at the approximate current asset level of the subject Strategy, to the median of the Strategy’s Lipper Expense Group (“EG”) and the Strategy’s contractual management fee ranking.

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment

6	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

7	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

8	The contractual management fee is calculated by Lipper using the Strategy’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Strategy, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” means that the Strategy has the lowest effective fee rate in the Lipper peer group.

9	The contractual management fee does not reflect any expense reimbursements made by the Strategy to the Adviser for certain clerical, legal, accounting, administrative, and other services. In addition, the contractual management fee does not reflect any advisory fee waivers or expense reimbursements made by the Adviser that would effectively reduce the actual effective management fee.

ALLIANCEBERNSTEIN REAL ASSET STRATEGY •	65

classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Strategy	Contractual Management Fee (%)	Lipper Expense Group Median (%)	Rank
Real Asset Strategy	0.750	1.000	2/9

Lipper also compared the Strategy’s total expense ratio to the medians of the Strategy’s EG and Lipper Expense Universe (“EU”). The EU10 is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Strategy.

Strategy	Expense Ratio (%)	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
Real Asset Strategy	1.050	1.468	1/9	1.279	5/26

Based on this analysis, the Portfolio has a more favorable ranking on a total expense ratio basis than on a contractual management fee basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Strategy. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The profitability information for the Strategy, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the independent consultant. The Adviser’s profitability from providing investment advisory services to the Strategy in 2010 was negative.

In addition to the Adviser’s direct profits from managing the Strategy, certain of the Adviser’s affiliates have business relationships with the Strategy and may earn a profit from providing other services to the Strategy. The courts have referred

10	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

66	• ALLIANCEBERNSTEIN REAL ASSET STRATEGY

to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Strategy and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent, distribution and brokerage related services to the Strategy and receive transfer agent fees, front-end sales loads, Rule 12b-1 payments, contingent deferred sales charges (“CDSC”) and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur. During the Strategy’s most recently completed fiscal year, ABI received from the Portfolio $628, $1,160 and $0 in front-end sales charges, Rule 12b-1 and CDSC fees, respectively.

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Strategy’s principal underwriter. ABI and the Adviser have disclosed in the Strategy’s prospectus that they may make revenue sharing payments from their own resources, in addition to revenues derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Strategy. In 2010, ABI paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $13.8 million for distribution services and educational support (revenue sharing payments).

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Strategy, are charged on a per account basis, based on the level of service provided and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. During the Strategy’s most recently completed fiscal year, ABIS received $9,082 in fees from the Strategy.

The Strategy effected brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and paid commissions for such transactions during the Strategy’s most recently completed fiscal year. The Adviser represented that SCB’s profitability from business conducted with the Strategy is comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients, including the Strategy. These credits and charges are not being passed onto to any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for its clients. These soft dollar benefits reduce the Adviser’s research expense and increase its profitability.

ALLIANCEBERNSTEIN REAL ASSET STRATEGY •	67

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,11 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems, can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms have made such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

In February 2008, an independent consultant, retained by the Senior Officer, provided the Board of Directors an update of the Deli12 study on advisory fees and various fund characteristics.13 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.14 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund assets under management (“AUM”), family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of fund size and the large asset manager’s proportion of mutual fund assets to non-mutual fund assets.

11	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

12	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry over the last four years.

13	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones V. Harris at 1429.

14	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

68	• ALLIANCEBERNSTEIN REAL ASSET STRATEGY

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $402 billion as of September 30, 2011, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Strategy.

The information below shows the 1 year performance return and rankings of the Strategy15 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)16 for the periods ended July 31, 2011.17

Strategy	Strategy Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
Real Asset Strategy 1 year	24.97	22.51	13.77	2/9	2/44

Set forth below are the 1 year and since inception net performance returns of the Strategy (in bold)18 versus its benchmark.19 Strategy and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.20

	Periods Ending July 31, 2011 Annualized Performance
	1 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
			Volatility (%)	Sharpe (%)
Real Asset Strategy	24.97	16.29	13.49	1.65	1
MSCI AC World Commodity Producers Index	27.23	12.11	16.09	1.58	1
Inception Date: March 8, 2010

15	The performance returns and rankings are for the Class A shares of the Strategy. The performance returns of the Strategy were provided Lipper. Lipper maintains its own database that includes the Strategy’s performance returns.

16	The Strategy’s PG is identical to the Strategy’s EG. The Strategy’s PU is not identical to the Strategy’s EU as the criteria for including/excluding a strategy in/from a PU are somewhat different from that of an EU.

17	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the Strategy even if the Strategy may have had a different investment classification/objective at different points in time.

18	The performance returns and risk measures shown in the table are for the Class A shares of the Strategy.

19	The Adviser provided Strategy and benchmark performance return information for the periods through July 31, 2011.

20	Strategy and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A strategy with a greater volatility would be viewed as more risky than a strategy with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A strategy with a higher Sharpe Ratio would be regarded as better performing than a strategy with a lower Sharpe Ratio.

ALLIANCEBERNSTEIN REAL ASSET STRATEGY •	69

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Strategy is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Strategy is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: November 28, 2011

70	• ALLIANCEBERNSTEIN REAL ASSET STRATEGY

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies Funds

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Conservative Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Asset Allocation/Multi-Asset

Dynamic All Market Fund

Emerging Markets Multi-Asset

International Portfolio

Real Asset Strategy

Tax-Managed International Portfolio

Growth Funds

Domestic

Growth Fund

Large Cap Growth Fund

Select U.S. Equity Portfolio

Small Cap Growth Portfolio

Small/Mid Cap Growth Fund

U.S. Strategic Research Portfolio

Global & International

Global Thematic Growth Fund

International Discovery Equity Portfolio

International Focus 40 Portfolio

International Growth Fund

Value Funds

Domestic

Core Opportunities Fund

Equity Income Fund

Growth & Income Fund

Small/Mid Cap Value Fund

Value Fund

Global & International

Global Real Estate Investment Fund

Global Value Fund

International Value Fund

Taxable Bond Funds

Bond Inflation Strategy

Global Bond Fund

High Income Fund

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

Unconstrained Bond Fund

Municipal Bond Funds

Arizona California High Income Massachusetts Michigan Minnesota Municipal Bond Inflation Strategy	National New Jersey New York Ohio Pennsylvania Virginia

Intermediate Municipal Bond Funds

Intermediate California

Intermediate Diversified

Intermediate New York

Closed-End Funds

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

Alternatives

Market Neutral Strategy-Global

Market Neutral Strategy-U.S.

Balanced

Balanced Shares

Retirement Strategies Funds

2000 Retirement Strategy	2020 Retirement Strategy	2040 Retirement Strategy
2005 Retirement Strategy	2025 Retirement Strategy	2045 Retirement Strategy
2010 Retirement Strategy	2030 Retirement Strategy	2050 Retirement Strategy
2015 Retirement Strategy	2035 Retirement Strategy	2055 Retirement Strategy

We also offer Exchange Reserves,* which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

*	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

ALLIANCEBERNSTEIN REAL ASSET STRATEGY •	71

AllianceBernstein Family of Funds

NOTES

72	• ALLIANCEBERNSTEIN REAL ASSET STRATEGY

NOTES

ALLIANCEBERNSTEIN REAL ASSET STRATEGY •	73

NOTES

74	• ALLIANCEBERNSTEIN REAL ASSET STRATEGY

NOTES

ALLIANCEBERNSTEIN REAL ASSET STRATEGY •	75

NOTES

76	• ALLIANCEBERNSTEIN REAL ASSET STRATEGY

ALLIANCEBERNSTEIN REAL ASSET STRATEGY

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

RAS-0152-0412

ITEM 2.	CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AllianceBernstein Bond Fund, Inc.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	June 22, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	June 22, 2012

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date:	June 22, 2012